UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED ANNUAL SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21410

The Weitz Funds
 (Exact name of registrant as specified in charter)

Suite 200
1125 South 103 Street
Omaha, NE 68124-1071
(Address of principal executive offices) (Zip code)

Wallace R. Weitz & Company
The Weitz Funds
Suite 200
1125 South 103 Street
Omaha, NE 68124-1071
(Name and address of agent for service)

Registrant’s telephone number, including area code: 402-391-1980

Date of fiscal year end: March 31

Date of reporting period: March 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

Annual Report March 31, 2011

WEITZ FUNDS
FINDING VALUE SINCE 1983

WEITZ INVESTMENT PHILOSOPHY

Over the 25+ year history of Weitz Funds, we have seen many changes. Advancements in technology combined with economic, political and global events have continued to shape investors’ thoughts and actions.

Our mission has remained constant— we have an unwavering commitment to our shareholders and a focus on finding strong, well-managed companies priced significantly below their true business value.

We “eat our own cooking.”
We believe in putting our money where our mouth is. All of our employees and trustees have significant personal investments in our “family” of funds. This does not guarantee that the Funds will go up, but it does mean that we win or lose together and that shareholders definitely have our full attention.

We are patient, long-term investors.
When we analyze potential equity investments, we think about the business behind the stock. We buy shares only when we believe they are selling at a large discount to the company’s underlying business value. Ideally, the business value rises over time, and the stock price follows. This often allows us to hold the stock for many years.

Knowing what you don’t know is important in all aspects of life, but it is crucial in investing.
We think our odds of investment success are much higher when we invest in securities of companies we understand and where we may have an edge over other investors. As a result, our portfolios are not diversified among all the various sectors of the economy. Instead, we expect to have a deeper knowledge and understanding of the industries and companies in which we do invest. Our experienced research team has a broad “circle of competence,” and we believe in staying within it.

We worry about permanent loss of capital—not price volatility.
Our Funds are designed for long-term shareholders. We believe concentrating our portfolios in the most attractive investment ideas, although it may cause short-term price volatility, is the best way to earn consistent returns over the long term.

We believe in being flexible and using common sense.
We are often contrarian and do not pay attention to benchmarks when making investment decisions. We also believe that cash is sometimes the most attractive investment.

Our goal is to earn good absolute investment returns over long periods of time without exposing our clients’ and our own capital to undue risk.

2 Weitz Funds

The management of Weitz Funds has chosen paper for the 80 page body of this financial report from a paper manufacturer certified under the Sustainable Forestry Initiative standard.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk. See the Schedules of Investments included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

weitzfunds.com 3

PERFORMANCE SUMMARY
MARCH 31, 2011

		Total Returns		Average Annual Total Returns
Fund Name	Inception Date	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year	Since Inception
Value	5/09/86	5.7%	15.0%	3.1%	0.4%	2.5%	9.0%	10.5%	—%	10.4%
Russell 1000**(a)		6.2	16.7	3.0	2.9	3.8	7.1	N/A	—	N/A
Russell 1000 Value**(b)		6.5	15.2	0.6	1.4	4.5	7.7	N/A	—	N/A
Partners Value*	6/01/83	7.1	20.9	8.4	3.8	3.8	10.3	11.7	11.2	12.7
Partners III Opportunity*	6/01/83	8.5	24.4	13.9	6.6	8.1	12.2	13.5	12.1	13.6
Research*(c)	4/01/05	3.8	18.5	12.7	5.4	—	—	—	—	6.1
Russell 3000**(d)		6.4	17.4	3.4	3.0	4.1	7.1	N/A	N/A	N/A
Russell 3000 Value**(e)		6.5	15.6	1.1	1.4	4.9	7.8	N/A	N/A	N/A
Hickory	4/01/93	8.3	29.4	10.5	4.1	5.4	10.0	—	—	10.6
Russell 2500**(f)		8.7	26.1	8.9	4.4	8.9	9.5	—	—	N/A
Russell 2500 Value**(g)		7.7	22.7	8.0	3.3	9.6	10.7	—	—	N/A

S&P 500**(h)		5.9	15.7	2.4	2.6	3.3	6.8	8.7	9.6	—
Balanced	10/01/03	3.4	11.8	6.7	3.5	—	—	—	—	5.0
Blended Index**(i)		3.7	11.3	3.2	3.8	—	—	—	—	5.3
Short-Intermediate Income	12/23/88	0.6	3.5	5.3	5.7	4.8	5.5	5.8	—	6.1
Barclays Intermediate Credit**(j)		0.3	4.6	4.5	5.7	5.2	5.8	6.3	—	6.8
Nebraska Tax-Free Income*	10/01/85	0.3	1.9	3.5	3.5	3.8	4.4	4.8	5.1	5.4
Barclays 5-Year Muni. Bond**(k)		0.6	3.2	5.1	5.1	4.6	4.9	5.4	—	—

These performance numbers reflect the deduction of each Fund’s annual operating expenses. Annual operating expenses for the Value, Partners Value, Partners III, Research, Hickory, Balanced, Short-Intermediate Income and Nebraska Tax-Free Income Funds, as stated in the most recent Prospectus are 1.25%, 1.26%, 1.80%, 1.50% (estimated gross), 1.33%, 1.19%, 0.71% and 0.78%, respectively, of each Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in any of the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be higher or lower than the performance data quoted above. Performance data current to the most recent month end may be obtained at www.weitzfunds.com/performance/monthly.asp.

*	See pages 14, 19 and 45 for additional performance disclosures.
**	Index performance is hypothetical and is shown for illustrative purposes only.
(a)	The Russell 1000 is an unmanaged index of large capitalization common stocks. It consists of the 1,000 largest companies in the Russell 3000 Index.
(b)	The Russell 1000 Value is an unmanaged index of large capitalization common stocks. It consists of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
(c)	Annual operating expenses for the Research Fund, as stated in the Research Fund’s Prospectus, are 1.50% (estimated gross) and 0.90% (net) of the Fund’s net assets. The investment adviser has agreed, in writing, to limit the total annual fund operating expenses (excluding taxes, interest, brokerage commissions, and acquired fund fees and expenses) to 0.90% of the Fund’s average daily net assets through July 31, 2012.
(d)	The Russell 3000 is an unmanaged index of the 3,000 largest U.S. companies based on market capitalization.
(e)
The Russell 3000 Value is an unmanaged index of the largest capitalization common stocks. It consists of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

(f)	The Russell 2500 is an unmanaged index of small to mid-capitalization common stocks. It consists of the 2,500 smallest companies in the Russell 3000 Index.
(g)
The Russell 2500 Value is an unmanaged index of small to mid-capitalization common stocks. It consists of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

(h)	The S&P 500 is an unmanaged index consisting of 500 companies generally representative of the market for the stocks of large-size U.S. companies.
(i)	The Blended Index is a blend of 60% S&P 500 and 40% Barclays Capital Intermediate U.S. Government/Credit Index.
(j)	Barclays Capital Intermediate U.S. Government/Credit Index is a total return performance benchmark consisting of government securities and publicly issued corporate debt with maturities from one to ten years and rated at least BBB by Standard & Poor’s or Baa by Moody’s Investor Service.
(k)	Barclays Capital 5-Year Municipal Bond Index is an unmanaged index of long-term, fixed-rate, investment-grade, tax-exempt bonds representative of the municipal bond market.
N/A	Indicates information is not available.

4 Weitz Funds

LETTER TO SHAREHOLDERS
APRIL 11, 2011

Dear Fellow Shareholder:

In spite of a number of unsettling global events during the quarter, the market continued its recovery from the March 2009 lows. Our stock funds enjoyed a very good quarter, providing a strong finish to our March 31 fiscal year. The table below shows results for the stock funds for the quarter and year ended March 31.

	Period Ended 3/31/2011
	Quarter	Fiscal Year

Value	5.7%	15.0%
Partners Value	7.1	20.9
Partners III	8.5	24.4
Research	3.8	18.5
Hickory	8.3	29.4
S&P 500	5.9	15.7

Smaller company stocks continued to lead the recovery from the bear market lows, and the effect of that leadership is evident in the recent returns of our Funds. The Value Fund, which focuses on large- and mega-capitalization stocks, has kept pace with the S&P 500 (very large companies), but has trailed our other Funds that can own smaller companies. Partners Value and Partners III are “go-anywhere” or “all-cap” funds and their performance has been helped by their small- and mid-cap holdings. Hickory, which holds only small and medium-sized companies, has had the best numbers lately.

The popularity of various market sectors tends to rotate, and some of the cheapest stocks available in today’s market appear to be those of very large, high-quality companies, so we have no doubt that the Value Fund will eventually have its turn in the spotlight.

The Balanced Fund also had a good quarter as its stocks carried it to a gain of 3.4%. Bonds have been “priced for perfection” for some time and our bond funds—Short-Intermediate Income and Nebraska Tax-Free Income—generated modest positive returns of 0.6% and 0.3%, respectively, as we collected coupons and maintained very defensive portfolio positions.

The table on the page preceding this letter shows results for each of our Funds over various intervals since our firm was founded in 1983. It also shows comparative results for market indexes that some investors find relevant. There is additional information on each of the Funds in the pages following this letter.

Impact of Recent World Events
Our investment process focuses on the business values of individual companies, so we usually do not write much about macro-economic or geopolitical developments. Recently though, a number of major news stories have raised questions among our clients, and we thought we would address some of them in this letter.

North Africa and the Middle East
Dramatic changes are underway in a dozen or so countries in North Africa and the Middle East. From an historical point of view, this series of events may be the most significant, but it is too early to predict winners and losers or to draw conclusions. Optimists see the promise of new democratic governments, modernized societies, protection of human rights (especially for women), and the birth of new “emerging markets” that could increase economic opportunity both for these countries and their potential trading partners.

Pessimists see increased political instability in the region, ever-broadening military entanglements and skyrocketing oil prices. The only direct portfolio impact we have seen is strength in our energy company holdings. While we do not minimize the short-term impact of higher energy prices on worldwide economic growth, this part of the world does not figure prominently in our near term search for new investments.

Japan
The loss of life in the earthquake and tsunami in Japan was horrendous. The death toll is expected to top 20,000. Property losses have been estimated at $100-$200 billion or more. An element that makes this event different from other natural disasters is the damage to the nuclear reactors and the release of radiation that make recovery efforts vastly more complicated.

Japan’s economy has been stuck in a stagnant, slow-/no-growth mode for over 20 years and some think the rebuilding process will provide much-needed economic stimulation. Many Japanese stocks appeared to be very cheap statistically even before the earthquake. However, we have not devoted much research time to potential investments in Japanese companies, in part due to concerns about capital allocation and governance.

The impact on our U.S.-based companies is expected to be modest. While property damage is expected to reach into the hundreds of billions of dollars, Ajit Jain of Berkshire Hathaway has estimated that insured losses may be “only” $15-30 billion. Berkshire’s share of that is not expected to be significant. (Ajit also pointed out that business interruption insurance could be a significant and problematic wild card for some companies—not

weitzfunds.com 5

Berkshire—because the contract language can be vague and open to varying interpretation. He expects lawyers to be the major beneficiaries.)

Insurance brokers, like Aon, Willis and Brown & Brown (we own all three) could actually benefit from high insured losses for the industry since that may lead to higher premiums (and thus higher brokers’ commissions) in the future.

QVC (Liberty Interactive) earned 13% of its 2010 revenues from a joint venture in Japan. Studio damage was relatively minor and the station is back on the air. The more significant issue for QVC Japan, though, is that the Japanese viewers’ appetite for video shopping may be affected for some time.

A Texas Instruments plant was damaged and it will be several months before it is repaired and restored to full production. Manufacturing at two other plants is also being hampered by interruptions to electrical power supplies. The company estimates that its earnings could be impacted by 10-12 cents per share in 2011. This would not be a significant negative.

Sovereign Debt Crises in the Euro-Zone
A version of the real estate debt crisis that afflicted American banks a few years ago has surfaced in Europe. While the U.S. could borrow all the dollars it needed to provide liquidity to banks and stimulate the economy, members of the European Union use a common currency and cannot just borrow at will.

A year ago, it became clear that Greece would not be able to repay the government debt coming due in the next few years so the European Union arranged a “bailout” fund from which Greece could borrow when needed. In return, Greece agreed to cut government spending and make greater efforts to collect the taxes it levies. Needless to say, this was unpopular in Greece and its citizens are resisting the changes.

Later last year, Ireland’s major banks conceded that they could not repay their debt because of real estate-related credit issues, so the Irish government guaranteed that debt. It then became clear that Ireland would not be able to repay both its own debt and that of the banks and that it too would need to draw on the Euro-Zone bailout fund. The Irish people, and in turn their parliament, balked at the EU-ordered austerity measures and the Irish government fell. Resolution of the situation is pending.

Recently, Portugal has gone through a similar series of events and world financial markets fear that Spain, whose banks also have major real estate-related credit problems, will be next. Italy, the fifth member of the group of countries rudely referred to by the unfortunate acronym “P.I.I.G.S.,” has not been in the financial news lately (perhaps because its prime minister’s personal life has monopolized the headlines), but some believe it is only a matter of time before Italy’s national balance sheet comes in for uncomfortable scrutiny.

The members of the European Union face a serious dilemma. It seems fairly clear that some of these countries cannot repay their debt on schedule without a bailout by the stronger countries, primarily Germany and France. Citizens of the stronger countries do not like the idea of bearing the cost of the bailouts. The owners of the debt, which include banks and pension plans in EU countries, have their own strong opinions on the matter. It is conceivable that the European Union could come apart and that the common use of the Euro would give way to individual national currencies.

We do not have a prediction as to the outcome of this crisis. We do not believe we have invested in companies that are directly exposed to the risk of sovereign debt default. Nevertheless, it seems quite likely that business activity will be depressed to some extent by the austerity measures and uncertainty over the outcome. We do own some companies that have direct exposure to European markets—pay TV provider Liberty Global gets most of its cable revenues from Europe and many of our multinational companies have significant European interests—but at this point, we do not see major downside risk to our portfolio from Europe.

China—Inflation, Growth Rate and Currency
China is a complicated and confusing element in the mix. We read that China is concerned about inflation and is tightening credit to dampen economic activity and fight inflation. That raises concerns among the producers and traders of all sorts of commodities associated with the growth of the Chinese economy. Skeptics about the Chinese economy point to significant overbuilding of residential and commercial real estate and a growing problem of credit issues among the banks that have financed the construction. U.S. Treasury officials and a growing number of their counterparts in other countries accuse China of maintaining an undervalued currency that supports its exports at the expense of its trading partners. Business people from the U.S. and other countries complain bitterly about the problems of counterfeiting and the theft of trade secrets by Chinese business “partners.”

Several of our companies are doing business with Chinese companies and are cautiously exploring direct investment in China. One of our analysts, Barton Hooper, has traveled to China and is scheduled to make another trip in

6 Weitz Funds

late May. He has visited both U.S. companies’ Chinese operations and domestic Chinese companies.

The American companies we follow seem to be proceeding with a healthy dose of skepticism as they seek business relationships in a country in which it is hard for foreigners to do business. We are excited about the prospects of entering a market of 1.2 billion consumers, but we are very cautious about the profits and cash flows we expect our companies to generate in China.

U.S. Budget Battles and Municipal Finance
Regardless of one’s political leanings, it is hard to be proud of the spectacle of our political leaders doing their jobs in Washington or in their various municipal venues. At all levels, it seems that office holders of both parties are more interested in scoring political points than making progress in solving the nation’s budget problems.

The haggling over short-term spending cuts seems to miss the point that the country has tens of trillions of dollars of unfunded Social Security, Medicare and Medicaid liabilities. One wag likened the debate to arguing over the bar bill on the Titanic. Without addressing the rate of growth of entitlement spending, it would seem inevitable that (short of default) the solution to our national debt burden will have to be inflation that dilutes the value of the lenders’ claims.

Bond investors are concerned about both credit risk and rising interest rates. We believe that fears of mass defaults by cities and states are badly overstated, but we are being very careful about each of the individual credits in our Nebraska Tax-Free Income Fund.

On the interest rate front, we face two separate issues. The Fed is holding interest rates at artificially low levels to encourage an economic recovery. That policy will eventually change. Also, current and prospective levels of government spending seem likely to eventually lead to inflation and higher interest rates.

Given this negative outlook for interest rates, Tom Carney is keeping the average maturity length of our bond portfolios at extremely short (conservative) levels. Tom elaborates on this dilemma in his portfolio manager’s review of the bond funds later in this report.

The impact of inflation on stocks is more complicated. When interest rates rise, bonds present stiffer investment competition to stocks. All things being equal, that would lead to lower valuations for stocks. On the other hand, companies with pricing power can cope with inflation and perform well. Most of our businesses have enough control over both their input costs and their product pricing to deal with gradually rising price levels.

Outlook
In spite of the foregoing tales of economic woe, we are actually very upbeat about the outlook for our Funds. Stocks are not as cheap as they were a year or two ago, but they are “reasonably” priced. This leaves room for appreciation in line with business value growth.

To earn “unreasonably” good returns, we will have to take advantage of market dips. We have to be careful what we cheer for, but it seems pretty likely that something in the news will make investors nervous from time to time. If we can be patient until opportunities arise, then have the courage of our convictions, we should be able to generate good returns over the next several years.

Our annual meeting will be held at 4:30 pm on May 19th at the Scott Conference Center. As usual, the format will be primarily Q&A with the portfolio managers and analysts. We look forward to seeing you there.

Sincerely,

Wallace R. Weitz	Bradley P. Hinton
wally@weitzfunds.com	brad@weitzfunds.com

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this letter are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk. See the Schedules of Investments included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

weitzfunds.com 7

ANALYST CORNER
A PERSPECTIVE ON GRAND CANYON EDUCATION

By David Perkins
Grand Canyon Education is home to Grand Canyon University, a private, regionally-accredited provider of post-secondary education based in Phoenix, Arizona. Originally founded as a non-profit Baptist university in 1949, Grand Canyon was purchased by current Chairman Brent Richardson and his brother, Chris Richardson, in 2004 and subsequently converted to a for-profit institution. Grand Canyon operates a traditional 100-acre campus located in Phoenix, as well as a sizeable online platform focused on serving working adults across the country. As of the end of 2010, Grand Canyon had total enrollment of approximately 41,500 students, 91% of whom attended classes online.

Challenging Environment
Grand Canyon is a contrarian investment, and we recognize that education is an emotionally-charged subject. Still, the reality is that the United States faces hard choices. Taxpayer funding for higher education is under pressure. Traditional universities often do not meet the educational needs of a growing number of non-traditional students, especially working adults. Community colleges receive enormous taxpayer subsidies and, as a whole, deliver sub-par student outcomes. Status quo does not appear sustainable, leaving higher education ripe for disruptive change. We think investor-funded education, when operated sensibly and regulated appropriately, can serve to benefit society and investors. We also openly wonder how the current U.S. post-secondary platform might look if we could start from scratch today. Our sense is that it would be quite different, incorporating a hybrid model built upon the strengths of both the traditional classroom and online settings. Regulations could be focused on incenting and encouraging the best student outcomes regardless of funding mechanism. Higher education would embrace technology as means of improving efficiency as opposed to viewing it as a threat.

Change does not always occur smoothly. The for-profit education industry has attracted significant congressional, regulatory, and investor scrutiny over the past year. Many have called into question the value proposition afforded its students, and a Government Accountability Office investigation last fall uncovered examples of aggressive and dishonest recruiting practices at several publicly-traded institutions (Grand Canyon was not one of them). In response, the U.S. Department of Education has tightened regulation of the industry and proposed rules that would tie eligibility for federal student aid to graduate incomes and federal loan repayment rates. The Department’s goal is to “weed out” institutions that have not acted in the best interest of students. We applaud this effort and agree that “bad actors” should be dealt with swiftly and severely.

Slower growth, lower profitability and the fear of collateral regulatory damage have dampened investor enthusiasm for the group after a decade of significant growth. Enrollments at for-profit institutions have slowed abruptly over the past couple of quarters, further pressuring the group. While it is difficult to determine the exact drivers of the recent slowdown, the following factors appear to have contributed: company-specific operational responses to the above-mentioned regulatory changes, increased competition for students with stronger academic profiles, the improving economy, a general unwillingness to borrow for college in the face of high unemployment and future economic uncertainty, and possible industry-wide reputational damage from months of negative press. While Grand Canyon has fared better than many of its peers thus far, it has certainly not been immune as enrollment growth has slowed considerably of late.

Unique Strategy in an Industry Ripe for Change
Given the list of challenges, why do we find shares of Grand Canyon attractive today? Our thesis centers on the company’s unique positioning amongst its for-profit peers. In short, we do not believe all for-profits are the same. Grand Canyon offers an attractive combination of programmatic focus (education and nursing students account for just shy of three quarters of the university’s enrollment), degree offerings (roughly half of GCU students are pursuing graduate-level degrees), and low tuition rates. We think Grand Canyon offers good value to its students and do not believe that the university’s educational platform will be materially impacted by heightened regulation.

Grand Canyon’s management team, headed by CEO Brian Mueller, has significant industry experience. The team has been building the university’s brand in the southwest region of the U.S. by investing heavily in its traditional campus, continuing to focus on the university’s Christian heritage and pursuing a move to Division I athletics. Despite the rise of online education over the past 10 years, many students still gravitate toward institutions that offer the look and feel of a traditional college experience. Grand Canyon offers this unique combination of old and new which, together with successful student outcomes, should fare well given the large and fragmented working adult market in the United States.

The outlook for Grand Canyon over our 3-5 year investment horizon remains positive, despite more limited visibility into the company’s near-term earnings power. The growing ground campus in a geographically appealing location has the potential to reach annual enrollment levels between 10,000-15,000 students (versus 3,000 today). Online growth avenues include expansion of Grand Canyon’s doctorate-level degree offerings, as well as the possible addition of a fourth educational vertical in Information Technology. Grand Canyon’s balance sheet currently boasts cash equaling roughly 10% of the company’s market cap and $50 million in owned real estate. We think earnings can grow, albeit modestly in the near term, from last year’s reported $1.08 per share. At $13.50, we believe Grand Canyon’s stock has an attractive risk / reward profile with an underlying business value well north of $20 per share.

David Perkins, CFA, joined Weitz in 2004. He graduated from Taylor University in Upland, IN and previously spent 2 ½ years as an equity analyst at McCarthy Group Asset Management. In addition to covering Grand Canyon Education, David has an emphasis on the Health Care, Energy and Materials sectors.

8 Weitz Funds

VALUE FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:
Wallace R. Weitz & Bradley P. Hinton

The Value Fund returned +5.7% in the quarter, compared to a +5.9% return for the S&P 500 and a +6.2% return for the Russell 1000. ConocoPhillips (+18%) posted solid gains as upheaval in the Middle East and North Africa drove oil prices higher. Insurance broker Aon Corporation (+16%) continued to integrate the Hewitt acquisition and to execute on its plan to grind margins higher over the next few years. Global consultant Accenture plc (+13%) posted terrific quarterly results and raised its outlook again. Microsoft (-9%) was the largest detractor from performance during the quarter. The company reported strong results with a reasonably positive outlook, yet the stock’s valuation continued to lag. We remain optimistic about Microsoft’s potential to deliver acceptable or better returns for the Fund over the next few years.

For the fiscal year ended March 31, 2011, the Fund increased +15.0% compared to a +15.7% gain for the S&P 500 and a +16.7% return for the Russell 1000. ConocoPhillips, Texas Instruments and Liberty Global were three standout contributors to results. ConocoPhillips executed on its strategic plan to sell non-core assets and return capital to shareholders. Texas Instruments delivered solid operating results, and the analog chip maker increased its share repurchase program and boosted its dividend. European cable operator Liberty Global announced another large acquisition in Germany, providing additional scale in a key market. Comcast, United Parcel Service, Accenture plc and Omnicom Group also generated strong returns as the economy rebounded. Apollo Group detracted from results as for-profit education companies faced increased regulatory and competitive headwinds. We sold the position last year, and the Fund no longer has exposure to the industry.

We purchased three new stocks during the quarter. CVS Caremark marries a leading retail pharmacy chain with a large pharmacy benefit manager (“PBM”). The combined company is the largest purchaser of drugs in the world, providing unrivaled scale. CVS trades at a substantial discount to the potential market value of its component parts, largely because many investors are skeptical that these two businesses belong together. Either way, we like the company’s free cash flow generation, growth potential, and shareholder-friendly capital plan.

Target is the well-known, leading discount retailer headquartered in Minneapolis. The company’s “PFresh” initiative, which adds more grocery items to its general merchandise stores, is off to a strong start. The company also introduced a revamped Target REDCard, a store-brand credit card that provides a 5% discount on nearly all purchases. We expect these investments to drive incremental traffic and profitable sales. In addition, Target will soon bring its “Expect More, Pay Less” tagline to Canada as it re-brands a portfolio of recently acquired stores. The company generates more cash than it needs to run its business, and management is returning excess capital to shareholders via dividend and share repurchase.

Anheuser-Busch InBev NV is a leading global brewer headquartered in Belgium. The company has dominant positions in several attractive beer markets, and a portfolio that includes thirteen billion dollar brands. The beer business is very profitable with handsome margins and strong returns on equity. Management is disciplined and shareholder-friendly. The company should have an opportunity to increase dividends and repurchase shares with its growing free cash flow over the next several years. The stock trades at a reasonable valuation compared to current earnings and a very low multiple of potential free cash flow per share in 2012 and beyond.

The Value Fund tilts toward our best larger company ideas. We continued to tighten the Fund’s focus without sacrificing on price, as many world-class businesses traded at discounts to their underlying values. The Fund remains relatively concentrated, with the twenty largest positions representing more than 70% of net assets. The Fund’s residual cash position is relatively unchanged at 16% of net assets at quarter end.

New and Eliminated Securities for Quarter Ended March 31, 2011
New Purchases ($mil)		Eliminations ($mil)
Target	$15.2	None
CVS Caremark	14.9
Anheuser-Busch InBev	5.5

weitzfunds.com 9

VALUE FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year
Value	5.7%	15.0%	3.1%	0.4%	2.5%	9.0%	10.5%
S&P 500	5.9	15.7	2.4	2.6	3.3	6.8	8.7
Russell 1000	6.2	16.7	3.0	2.9	3.8	7.1	N/A
Russell 1000 Value	6.5	15.2	0.6	1.4	4.5	7.7	N/A

Growth of $10,000

This chart depicts the change in the value of a $10,000 investment in the Value Fund for the period March 31 2001 through March 31, 2011, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

	Value	S&P 500	Relative
Year	(1)	(2)	Results (1)-(2)

1986 (5/9/86)	3.5%	4.1%	-0.6%
1987	-0.5	5.1	-5.6
1988	16.4	16.6	-0.2
1989	22.1	31.7	-9.6
1990	-5.2	-3.1	-2.1
1991	27.6	30.5	-2.9
1992	13.6	7.6	6.0
1993	20.0	10.1	9.9
1994	-9.8	1.3	-11.1
1995	38.4	37.6	0.8
1996	18.7	23.0	-4.3
1997	38.9	33.4	5.5
1998	28.9	28.6	0.3
1999	21.0	21.0	0.0
2000	19.6	-9.1	28.7
2001	0.2	-11.9	12.1
2002	-17.1	-22.1	5.0
2003	28.7	28.7	0.0
2004	15.7	10.9	4.8
2005	-2.8	4.9	-7.7
2006	21.8	15.8	6.0
2007	-10.3	5.5	-15.8
2008	-40.7	-37.0	-3.7
2009	27.6	26.5	1.1
2010	19.9	15.1	4.8
2011 (3/31/11)	5.7	5.9	-0.2
Since Inception:
Cumulative Return	1,067.6	890.5	177.1
Avg. Annual Return	10.4	9.6	0.8

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.25% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

See page 4 for additional performance disclosures.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

10 Weitz Funds

VALUE FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Aon	5.0%
Liberty Media - Interactive	4.7
Microsoft	4.7
Dell	4.5
Texas Instruments	4.3
ConocoPhillips	4.1
Berkshire Hathaway	4.1
United Parcel Service	4.1
Omnicare	4.0
Accenture	4.0
% of Net Assets	43.5%

Industry Sectors
Information Technology	20.9%
Consumer Discretionary	15.6
Financials	11.6
Industrials	9.1
Materials	7.9
Consumer Staples	7.7
Energy	5.9
Health Care	5.8
Short-Term Securities/Other	15.5
Net Assets	100.0%

Top Five Performers for Quarter Ended March 31, 2011
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
ConocoPhillips	18.3%	4.7%	0.8%
Omnicare	18.3	4.4	0.8
Aon	15.5	5.0	0.7
Liberty Global	18.0	3.4	0.6
Accenture	13.4	4.3	0.6

Source: FactSet Portfolio Analytics

Bottom Five Performers for Quarter Ended March 31, 2011
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Microsoft	(8.6)%	5.1%	(0.4)%
Martin Marietta Materials	(2.3)	2.7	(0.1)
Wal-Mart	(2.8)	2.8	(0.1)
Procter & Gamble	(3.5)	1.4	(0.1)
Google	(1.3)	3.6	0.0

Source: FactSet Portfolio Analytics

weitzfunds.com 11

VALUE FUND
SCHEDULE OF INVESTMENTS • MARCH 31, 2011

COMMON STOCKS — 84.5%	Shares	Value
Information Technology — 20.9%
Software — 4.7%
Microsoft Corp.	1,800,000	$45,648,000
Computers & Peripherals — 4.5%
Dell, Inc.*	3,000,000	43,530,000
Semiconductors — 4.3%
Texas Instruments, Inc.	1,200,000	41,472,000
IT Services — 3.9%
Accenture plc - CL A	700,000	38,479,000
Internet Software & Services — 3.5%
Google, Inc. - CL A*	58,000	34,000,180
		203,129,180
Consumer Discretionary — 15.6%
Cable & Satellite — 6.5%
Liberty Global, Inc. - Series C*	850,000	33,991,500
Comcast Corp. - CL A Special	1,250,000	29,025,000
		63,016,500
Internet & Catalog Retail — 4.7%
Liberty Media Corp. -
Interactive - Series A*	2,850,000	45,714,000
Advertising — 2.9%
Omnicom Group, Inc.	575,000	28,209,500
Multiline Retail — 1.5%
Target Corp.	300,000	15,003,000
		151,943,000
Financials — 11.6%
Insurance Brokers — 5.0%
Aon Corp.	925,000	48,988,000
Property & Casualty Insurance — 4.1%
Berkshire Hathaway, Inc. - CL B*	475,000	39,724,250
Mortgage REIT’s — 2.5%
Redwood Trust, Inc.	1,541,322	23,967,557
		112,679,807
Industrials — 9.1%
Air Freight & Logistics — 4.0%
United Parcel Service, Inc. - CL B	530,000	39,389,600
Industrial Conglomerates — 3.2%
Tyco International Ltd.	700,000	31,339,000
Aerospace & Defense — 1.9%
Lockheed Martin Corp.	225,000	18,090,000
		88,818,600
Materials — 7.9%
Construction Materials — 4.7%
Martin Marietta Materials, Inc.	300,000	26,901,000
Vulcan Materials Co.	400,000	18,240,000
		45,141,000
Fertilizers & Agricultural Chemicals — 1.8%
Monsanto Co.	240,000	17,342,400

	Principal
	amount
	or shares	Value
Industrial Gases — 1.4%
Praxair, Inc.	135,000	$13,716,000
		76,199,400
Consumer Staples — 7.7%
Food & Staples Retailing — 4.2%
Wal-Mart Stores, Inc.	500,000	26,025,000
CVS Caremark Corp.	450,000	15,444,000
		41,469,000
Beverages — 2.1%
Diageo plc - Sponsored ADR	190,000	14,481,800
Anheuser-Busch InBev SA/NV -
Sponsored ADR	100,000	5,717,000
		20,198,800
Household Products — 1.4%
The Procter & Gamble Co.	220,000	13,552,000
		75,219,800
Energy — 5.9%
Integrated Oil & Gas — 4.1%
ConocoPhillips	500,000	39,930,000
Oil & Gas Exploration & Production — 1.8%
Southwestern Energy Co.*	402,653	17,302,000
		57,232,000
Health Care — 5.8%
Health Care Services — 4.0%
Omnicare, Inc.	1,300,000	38,987,000
Health Care Equipment — 1.8%
Baxter International, Inc.	315,000	16,937,550
		55,924,550
Other — 0.0%
Other — 0.0%
Adelphia Recovery Trust,
Series ACC-7* #	3,535,000	—
Total Common Stocks
(Cost $687,224,475)		821,146,337

SHORT-TERM SECURITIES — 13.7%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)	11,578,635	11,578,635
U.S. Treasury Bills, 0.06% to 0.14%,
4/07/11 to 6/30/11(b)	$121,500,000	121,491,312
Total Short-Term Securities
(Cost $133,066,393)		133,069,947
Total Investments in Securities
(Cost $820,290,868)		954,216,284
Other Assets Less Other Liabilities — 1.8%		17,068,803
Net Assets — 100.0%		$971,285,087
Net Asset Value Per Share		$30.07

*	Non-income producing
#	Illiquid and/or restricted security that has been fair valued.
(a)	Rate presented represents the annualized 7-day yield at March 31, 2011.
(b)	Interest rates presented represent the yield to maturity at the date of purchase.

The accompanying notes form an integral part of these financial statements.

12 Weitz Funds

PARTNERS VALUE FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:
Wallace R. Weitz & Bradley P. Hinton

The Partners Value Fund returned +7.1% in the first calendar quarter, compared to a +5.9% return for the S&P 500 and a +6.4% return for the Russell 3000. Oil and gas companies SandRidge Energy (+75%) and ConocoPhillips (+18%) posted strong gains as upheaval in the Middle East and North Africa drove oil prices higher. Omnicare (+18%) rose as new CEO John Figueroa laid out an encouraging two-year road map for transforming the company into a more customer-centric and profitable organization. Insurance broker Aon Corporation (+16%) continued to integrate the Hewitt acquisition and to execute on its plan to grind margins higher over the next few years. Grand Canyon Education (-26%) was the largest detractor from results for the quarter and fiscal year. David Perkins describes our investment thesis in depth in this report’s Analyst Corner.

For the fiscal year ended March 31, 2011, the Fund increased +20.9% compared to a +15.7% gain for the S&P 500 and a +17.4% gain for the Russell 3000. SandRidge Energy and Coinstar were two standout contributors to results. SandRidge’s strategic asset sales have exceeded expectations, and the company’s acreage in the Horizontal Mississippian play has shown very promising early results. Coinstar continued to roll out Redbox DVD kiosks and take market share. We sold the stock in the low-$60’s late last year as it reached our value estimate. Other strong performers highlight the investment flexibility of the Fund. Large-cap bellwethers Accenture, ConocoPhillips and Texas Instruments delivered strong returns, as did smaller companies such as Nebraska-based retailer Cabela’s and software maker ACI Worldwide. For-profit education companies detracted from results as they faced regulatory and competitive headwinds during the fiscal year. We have focused our industry investment primarily in Grand Canyon, which we think has several unique attributes (see Analyst Corner for details).

We purchased three new stocks during the quarter. Southwestern Energy is a best-in-class, low-cost natural gas producer with attractive growth prospects. The company is the dominant player in the Fayetteville Shale, a large and prolific gas field in Arkansas. Southwestern generates solid all-in returns on capital in the Fayetteville, even at today’s low natural gas prices. While our thesis does not depend on it, we also think the stock provides a cheap option on higher natural gas prices over the next several years. CVS Caremark marries a leading retail pharmacy chain with a large pharmacy benefit manager (“PBM”). The combined company is the largest purchaser of drugs in the world, providing unrivaled scale. CVS trades at a substantial discount to the potential market value of its component parts, largely because many investors are skeptical that these two businesses belong together. Either way, we like the company’s free cash flow generation, growth potential, and shareholder-friendly capital plan. Finally, we purchased leading discount retailer Target at what we think is a compelling valuation.

We sold three stocks at substantial gains during the quarter. We eliminated Liberty Media – Starz near our value estimate as investors became excited about the potential for a more lucrative distribution agreement with Netflix. From today’s stock price, the investment thesis relies more on original programming success, which we feel less confident about our ability to predict. We also sold long-time holding Cabela’s when the stock spiked in February. We applaud the job that management has done over the years and would gladly partner with the Cabela’s team again at the right price. Finally, we eliminated short-time holding Iron Mountain as activist investors agitated for change, driving the stock up to our value estimate. While cage rattling may create incremental value over time, we are not willing to depend on it.

Partners Value is a flexible, multi-cap fund that invests in companies of all sizes. We have continued to tilt the portfolio towards larger and, we think, higher quality companies where we are finding the most value. New additions Southwestern Energy, CVS Caremark and Target are three examples. The Fund’s residual cash position remained unchanged at 22% of net assets.

New and Eliminated Securities for Quarter Ended March 31, 2011
New Purchases ($mil)		Eliminations ($mil)
Target	$9.9	Liberty Media - Starz	$11.5
Southwestern Energy	7.9	Cabela’s	9.1
CVS Caremark	7.4	Iron Mountain	6.2

weitzfunds.com 13

PARTNERS VALUE FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year
Partners Value	7.1%	20.9%	8.4%	3.8%	3.8%	10.3%	11.7%	11.2%
S&P 500	5.9	15.7	2.4	2.6	3.3	6.8	8.7	9.6
Russell 3000	6.4	17.4	3.4	3.0	4.1	7.1	N/A	N/A
Russell 3000 Value	6.5	15.6	1.1	1.4	4.9	7.8	N/A	N/A

Growth of $10,000

This chart depicts the change in the value of a $10,000 investment in the Partners Value Fund for the period March 31, 2001 through March 31, 2011, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

	Partners		Relative
	Value	S&P 500	Results
Year	(1)	(2)	(1)-(2)
1983 (6/1/83)	9.9%	4.2%	5.7%
1984	14.5	6.1	8.4
1985	40.7	31.6	9.1
1986	11.1	18.6	-7.5
1987	4.3	5.1	-0.8
1988	14.9	16.6	-1.7
1989	20.3	31.7	-11.4
1990	-6.3	-3.1	-3.2
1991	28.1	30.5	-2.4
1992	15.1	7.6	7.5
1993	23.0	10.1	12.9
1994	-9.0	1.3	-10.3
1995	38.7	37.6	1.1
1996	19.1	23.0	-3.9
1997	40.6	33.4	7.2
1998	29.1	28.6	0.5
1999	22.1	21.0	1.1
2000	21.1	-9.1	30.2
2001	-0.9	-11.9	11.0
2002	-17.0	-22.1	5.1
2003	25.4	28.7	-3.3
2004	15.0	10.9	4.1
2005	-2.4	4.9	-7.3
2006	22.5	15.8	6.7
2007	-8.5	5.5	-14.0
2008	-38.1	-37.0	-1.1
2009	31.3	26.5	4.8
2010	27.5	15.1	12.4
2011 (3/31/11)	7.1	5.9	1.2
Since Inception:
Cumulative
Return	2,698.9	1,545.1	1,153.8
Avg. Annual
Return	12.7	10.6	2.1

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.26% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp. See page 4 for additional performance disclosures.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance of the Partners Value Fund (the “Fund”) is measured from June 1, 1983, the inception of Weitz Partners II Limited Partnership (the “Partnership”). As of December 31, 1993, the Fund succeeded to substantially all of the assets of the Partnership. The investment objectives, policies and restrictions of the Fund are materially equivalent to those of the Partnership and the Partnership was managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this period, the Partnership was not registered under the Investment Company Act of 1940 and, therefore, was not subject to certain investment or other restrictions or requirements imposed by the 1940 Act or the Internal Revenue Code. If the Partnership had been registered under the 1940 Act during this period, the Partnership’s performance might have been adversely affected.

14 Weitz Funds

PARTNERS VALUE FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Omnicare	4.5%
Aon	4.2
Microsoft	4.2
SandRidge Energy	4.1
Liberty Media - Interactive	4.0
Berkshire Hathaway	3.9
Dell	3.7
Accenture	3.4
Texas Instruments	3.3
Redwood Trust	3.3
% of Net Assets	38.6%

Industry Sectors
Consumer Discretionary	20.7%
Information Technology	18.1
Financials	13.7
Energy	8.5
Health Care	7.3
Materials	6.5
Industrials	2.2
Consumer Staples	1.0
Short-Term Securities/Other	22.0
Net Assets	100.0%

Top Five Performers for Quarter Ended March 31, 2011
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
SandRidge Energy	74.9%	3.6%	2.1%
Omnicare	18.3	4.7	0.8
Aon	15.5	3.9	0.6
Liberty Global	18.0	3.1	0.5
ConocoPhillips	18.3	3.0	0.5

Source: FactSet Portfolio Analytics

Bottom Five Performers for Quarter Ended March 31, 2011
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Grand Canyon Education	(26.0)%	2.3%	(0.7)%
Microsoft	(8.6)	4.0	(0.3)
Live Nation Entertainment	(12.4)	1.9	(0.3)
Martin Marietta Materials	(2.3)	1.9	(0.1)
Strayer Education	(13.6)	0.3	(0.1)

Source: FactSet Portfolio Analytics

weitzfunds.com  15

PARTNERS VALUE FUND
SCHEDULE OF INVESTMENTS • MARCH 31, 2011

COMMON STOCKS — 78.0%	Shares	Value
Consumer Discretionary — 20.7%
Cable & Satellite — 6.7%
Liberty Global, Inc. - Series C*	585,000	$23,394,150
Comcast Corp. - CL A Special	650,000	15,093,000
Liberty Media Corp. -
Capital - Series A*	160,000	11,787,200
		50,274,350
Internet & Catalog Retail — 4.0%
Liberty Media Corp. -
Interactive - Series A*	1,900,000	30,476,000
Education Services — 2.3%
Grand Canyon Education, Inc.*	1,047,804	15,193,158
Strayer Education, Inc.	18,000	2,348,820
		17,541,978
Household Durables — 2.0%
Mohawk Industries, Inc.*	250,000	15,287,500
Movies & Entertainment — 1.9%
Live Nation Entertainment, Inc.*	1,400,000	14,000,000
Hotels, Restaurants & Leisure — 1.6%
Interval Leisure Group, Inc.*	750,000	12,262,500
Multiline Retail — 1.3%
Target Corp.	200,000	10,002,000
Publishing — 0.9%
The Washington Post Co. - CL B	15,000	6,563,400
		156,407,728
Information Technology — 18.1%
Software — 4.5%
Microsoft Corp.	1,250,000	31,700,000
ACI Worldwide, Inc.*	61,300	2,010,640
		33,710,640
Computers & Peripherals — 3.7%
Dell, Inc.*	1,900,000	27,569,000
IT Services — 3.3%
Accenture plc - CL A	460,000	25,286,200
Semiconductors — 3.3%
Texas Instruments, Inc.	730,000	25,228,800
Internet Software & Services — 3.3%
Google, Inc. - CL A*	26,000	15,241,460
The Knot, Inc.*	802,691	9,672,427
		24,913,887
		136,708,527
Financials — 13.7%
Insurance Brokers — 6.5%
Aon Corp.	600,000	31,776,000
Willis Group Holdings Ltd.	300,000	12,108,000
Brown & Brown, Inc.	200,000	5,160,000
		49,044,000
Property & Casualty Insurance — 3.9%
Berkshire Hathaway, Inc. - CL B*	350,000	29,270,500

	Shares	Value
Mortgage REIT’s — 3.3%
Redwood Trust, Inc.	1,610,000	$25,035,500
		103,350,000
Energy — 8.5%
Oil & Gas Exploration & Production — 5.3%
SandRidge Energy, Inc.*	2,400,000	30,720,000
Southwestern Energy Co.*	212,100	9,113,937
		39,833,937
Integrated Oil & Gas — 3.2%
ConocoPhillips	300,000	23,958,000
		63,791,937
Health Care — 7.3%
Health Care Services — 7.3%
Omnicare, Inc.	1,134,700	34,029,653
Laboratory Corp. of America Holdings*	225,000	20,729,250
		54,758,903
Materials — 6.5%
Construction Materials — 4.7%
Eagle Materials, Inc.	550,000	16,643,000
Martin Marietta Materials, Inc.	160,000	14,347,200
Vulcan Materials Co.	100,000	4,560,000
		35,550,200
Fertilizers & Agricultural Chemicals — 1.3%
Monsanto Co.	140,000	10,116,400
Metals & Mining — 0.5%
Compass Minerals International, Inc.	40,700	3,806,671
		49,473,271
Industrials — 2.2%
Industrial Conglomerates — 2.2%
Tyco International Ltd.	365,000	16,341,050
Consumer Staples — 1.0%
Food & Staples Retailing — 1.0%
CVS Caremark Corp.	225,000	7,722,000
Other — 0.0%
Other — 0.0%
Adelphia Recovery Trust,
Series ACC-7* #	2,310,000	—
Total Common Stocks
(Cost $487,236,158)		588,553,416

The accompanying notes form an integral part of these financial statements.

16 Weitz Funds

	Principal
SHORT-TERM	amount
SECURITIES — 22.7%	or shares	Value
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)	12,870,700	$12,870,700
U.S. Treasury Bills, 0.06% to 0.14%,
4/07/11 to 6/30/11(b)	$158,500,000	158,490,195
Total Short-Term Securities
(Cost $171,356,316)		171,360,895
Total Investments in Securities
(Cost $658,592,474)		759,914,311
Other Liabilities in Excess of Other Assets — (0.7%)		(5,316,655)
Net Assets — 100.0%		$754,597,656
Net Asset Value Per Share		$22.05

*	Non-income producing
#	Illiquid and/or restricted security that has been fair valued.
(a)	Rate presented represents the annualized 7-day yield at March 31, 2011.
(b)	Interest rates presented represent the yield to maturity at the date of purchase.

The accompanying notes form an integral part of these financial statements.

weitzfunds.com  17

PARTNERS III OPPORTUNITY FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Wallace R. Weitz

The Partners III Opportunity Fund returned +8.5% in the quarter, compared to a +5.9% return for the S&P 500 and a +6.4% return for the Russell 3000. Oil and gas companies SandRidge Energy (+75%) and ConocoPhillips (+18%) posted strong gains as upheaval in the Middle East and North Africa drove oil prices higher. Omnicare (+18%) rose as new CEO John Figueroa laid out an encouraging two-year road map for transforming the company into a more customer-centric and profitable organization. Ascent Media (+26%) continued its climb as investors digested the company’s strategic shift into the security-monitoring business. Grand Canyon Education (-26%) was the largest individual detractor from results for the quarter and fiscal year. David Perkins describes our investment thesis in depth in this report’s Analyst Corner.

For the fiscal year ended March 31, 2011, the Fund increased +24.4% compared to a +15.7% gain for the S&P 500 and a +17.4% gain for the Russell 3000. SandRidge Energy, Liberty Media – Capital and Coinstar were three standout contributors to results. SandRidge’s strategic asset sales have exceeded expectations, and the company’s acreage in the Horizontal Mississippian play has shown very promising early results. Liberty Media – Capital’s investment in Sirius XM Radio has been the gift that keeps giving. While Liberty Capital’s stock more than doubled during the fiscal year, our value estimate for the company rose dramatically as well. Coinstar continued to roll out Redbox DVD kiosks and take market share. We sold the stock in the low-$60’s late last year as it reached our value estimate. Other strong performers included recent portfolio additions Texas Instruments, Aon Corporation and Accenture plc. In addition to Grand Canyon, software giant Microsoft and the Fund’s short positions were the weakest performers for the fiscal year.

We purchased three new stocks during the quarter. Target is the well-known, leading discount retailer headquartered in Minneapolis. The company’s “PFresh” initiative, which adds more grocery items to its general merchandise stores, is off to a strong start. The company also introduced a revamped Target REDCard, a store-brand credit card that provides a 5% discount on nearly all purchases. We expect these investments to drive incremental traffic and profitable sales. Target generates more cash than it needs to run its business, and management is returning excess capital to shareholders via dividend and share repurchase. Texas Industries is a regional cement, aggregates and concrete company based in Dallas. We think the company’s strategic asset base is worth far more than today’s enterprise valuation. While the near-term outlook remains muted, patient investors have several possible ways to win over time. Finally, we purchased a small position in Knology, a cable operator in smaller markets in the Southeast and Midwest.

We sold three stocks at substantial gains during the quarter. We eliminated Liberty Media – Starz near our value estimate as investors became excited about the potential for a more lucrative distribution agreement with Netflix. From today’s stock price, the investment thesis depends more on original programming success, which we feel less confident about our ability to predict. We also sold long-time holding Cabela’s when the stock spiked in February. We applaud the job that management has done over the years, and we would gladly own the stock again at the right price. Finally, we eliminated short-time holding Iron Mountain as activist investors agitated for change, driving the stock up to our value estimate. While cage rattling may create incremental value over time, we are not willing to depend on it.

Partners III Opportunity has the broadest toolkit of our equity funds. The Fund invests in companies of all sizes, and typically maintains short positions to help manage risk. Partners III is 68% “net long” at quarter end. Long positions are 82% of net assets, while short positions are 14% of net assets. The Fund’s short positions remain tilted to broad-based small and mid-cap stock ETF’s.

New and Eliminated Securities for Quarter Ended March 31, 2011
New Purchases ($mil)		Eliminations ($mil)
Target	$7.5	Liberty Media - Starz	$7.0
Texas Industries	2.4	Cabela’s	3.7
Knology	0.4	Iron Mountain	3.1

18 Weitz Funds

PARTNERS III OPPORTUNITY FUND
PERFORMANCE • (UNAUDITED)

	Total Returns			Average Annual Total Returns
	3 Mos.	1Year	3Year	5Year	10Year	15Year	20Year	25Year
Partners III	8.5%	24.4%	13.9%	6.6%	8.1%	12.2%	13.5%	12.1%
S&P 500	5.9	15.7	2.4	2.6	3.3	6.8	8.7	9.6
Russell 3000	6.4	17.4	3.4	3.0	4.1	7.1	N/A	N/A
Russell 3000 Value	6.5	15.6	1.1	1.4	4.9	7.8	N/A	N/A

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in Partners III for the period March 31, 2001 through March 31, 2011, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

	Partners III	S&P 500	Relative
Year	(1)	(2)	Results (1)-(2)
1983 (6/1/83)	8.6%	4.2%	4.4%
1984	11.2	6.1	5.1
1985	38.6	31.6	7.0
1986	8.5	18.6	-10.1
1987	-1.4	5.1	-6.5
1988	19.5	16.6	2.9
1989	19.4	31.7	-12.3
1990	-5.5	-3.1	-2.4
1991	23.2	30.5	-7.3
1992	13.5	7.6	5.9
1993	32.3	10.1	22.2
1994	-11.1	1.3	-12.4
1995	43.3	37.6	5.7
1996	25.0	23.0	2.0
1997	37.1	33.4	3.7
1998	10.9	28.6	-17.7
1999	10.6	21.0	-10.4
2000	32.4	-9.1	41.5
2001	6.6	-11.9	18.5
2002	-16.1	-22.1	6.0
2003	42.6	28.7	13.9
2004	22.1	10.9	11.2
2005	-0.7	4.9	-5.6
2006	20.4	15.8	4.6
2007	-12.9	5.5	-18.4
2008	-34.4	-37.0	2.6
2009	42.0	26.5	15.5
2010	33.0	15.1	17.9
2011 (3/31/11)	8.5	5.9	2.6
Since Inception:
Cumulative
Return	3,350.0	1,545.1	1,804.9
Avg. Annual
Return	13.6	10.6	3.0

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.80% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp. See page 4 for additional performance disclosures.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance of the Partners III Opportunity Fund (“the Fund “) is measured from June 1, 1983, the inception of Weitz Partners III Limited Partnership (the “Partnership”). As of December 30, 2005, the Fund succeeded to substantially all of the assets of the Partnership. The investment objectives, policies and restrictions of the Fund are materially equivalent to those of the Partnership and the Partnership was managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this period, the Partnership was not registered under the Investment Company Act of 1940 and, therefore, was not subject to certain investment or other restrictions or requirements imposed by the 1940 Act or the Internal Revenue Code. If the Partnership had been registered under the 1940 Act during this period, the Partnership’s performance might have been adversely affected.

weitzfunds.com  19

PARTNERS III OPPORTUNITY FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Omnicare	5.2%
Microsoft	4.9
SandRidge Energy	4.9
Aon	4.6
Liberty Media - Interactive	4.5
Dell	3.8
Ascent Media	3.7
Liberty Global	3.6
Berkshire Hathaway	3.6
Texas Instruments	3.6
% of Net Assets	42.4%

Industry Sectors
Consumer Discretionary	23.4%
Information Technology	18.7
Financials	12.2
Energy	10.0
Health Care	7.4
Industrials	6.4
Materials	3.8
Consumer Staples	0.5
Telecommunication Services	0.1
Total Long Positions	82.5
Securities Sold Short	(14.1)
Net Long Positions	68.4
Short Proceeds/Other	31.6
Net Assets	100.0%

Top Five Performers for Quarter Ended March 31, 2011
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
SandRidge Energy	74.9%	4.6%	2.7%
Omnicare	18.3	5.5	1.0
Ascent Media	26.0	3.7	0.8
Aon	15.5	4.5	0.7
Liberty Global	18.0	3.6	0.7

Source: FactSet Portfolio Analytics

Bottom Five Performers for Quarter Ended March 31, 2011
	QTD Return	Average Weight	Contribution to
Security Name	of Security	in Portfolio	Fund Performance
Short Positions (ETFs)	21.7%	(11.0)%	(0.8)%
Grand Canyon Education	(26.0)	2.2	(0.7)
Microsoft	(8.6)	4.1	(0.4)
Live Nation Entertainment	(12.4)	2.6	(0.3)
Martin Marietta Materials	(2.3)	1.8	(0.1)

Source: FactSet Portfolio Analytics

20 Weitz Funds

PARTNERS III OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS • MARCH 31, 2011

COMMON STOCKS — 82.5%	Shares	Value
Consumer Discretionary — 23.4%
Cable & Satellite — 6.4%
Liberty Global, Inc. - Series C* (a)	420,011	$16,796,240
Liberty Media Corp. -
Capital - Series A* (a)	170,000	12,523,900
Knology, Inc.*	27,600	356,316
		29,676,456
Internet & Catalog Retail — 4.5%
Liberty Media Corp. -
Interactive - Series A* (a)	1,300,000	20,852,000
Broadcasting — 3.8%
Discovery Communications, Inc. - CL C* (a)	330,000	11,619,300
Cumulus Media, Inc. - CL A*	1,340,000	5,815,600
		17,434,900
Movies & Entertainment — 2.5%
Live Nation Entertainment, Inc.*	1,148,300	11,483,000
Education Services — 1.8%
Grand Canyon Education, Inc.* (a)	558,900	8,104,050
Multiline Retail — 1.6%
Target Corp.	150,000	7,501,500
Hotels, Restaurants & Leisure — 1.4%
Interval Leisure Group, Inc.*	400,000	6,540,000
Household Durables — 1.4%
Mohawk Industries, Inc.*	103,600	6,335,140
		107,927,046
Information Technology — 18.7%
Software — 5.2%
Microsoft Corp.	900,000	22,824,000
ACI Worldwide, Inc.*	40,800	1,338,240
		24,162,240
Computers & Peripherals — 3.8%
Dell, Inc.* (a)	1,200,000	17,412,000
Internet Software & Services — 3.7%
Google, Inc. - CL A* (a)	15,000	8,793,150
The Knot, Inc.*	701,300	8,450,665
		17,243,815
Semiconductors — 3.6%
Texas Instruments, Inc.	475,000	16,416,000
IT Services — 2.4%
Accenture plc - CL A	200,000	10,994,000
		86,228,055
Financials — 12.2%
Insurance Brokers — 5.5%
Aon Corp.	400,000	21,184,000
Willis Group Holdings Ltd.	100,000	4,036,000
		25,220,000
Property & Casualty Insurance — 3.6%
Berkshire Hathaway, Inc. - CL B* (a)	200,000	16,726,000
Mortgage REIT’s — 3.1%
Redwood Trust, Inc.(a)	930,000	14,461,500
		56,407,500

	Shares	Value
Energy — 10.0%
Oil & Gas Exploration & Production — 6.7%
SandRidge Energy, Inc.*	1,750,000	$22,400,000
Southwestern Energy Co.*	200,000	8,594,000
		30,994,000
Integrated Oil & Gas — 3.3%
ConocoPhillips(a)	190,000	15,173,400
		46,167,400
Health Care — 7.4%
Health Care Services — 7.4%
Omnicare, Inc.(a)	800,000	23,992,000
Laboratory Corp. of America Holdings* (a)	110,000	10,134,300
		34,126,300
Industrials — 6.4%
Commercial Services & Supplies — 3.7%
Ascent Media Corp. - CL A*	350,000	17,097,500
Industrial Conglomerates — 1.8%
Tyco International Ltd.	190,000	8,506,300
Machinery — 0.9%
Intelligent Systems Corp.* # †	2,270,000	3,972,500
		29,576,300
Materials — 3.8%
Construction Materials — 3.8%
Martin Marietta Materials, Inc.(a)	100,000	8,967,000
Eagle Materials, Inc.	200,000	6,052,000
Texas Industries, Inc.	60,000	2,713,800
		17,732,800
Consumer Staples — 0.5%
Household Products — 0.5%
Energizer Holdings, Inc.*	30,000	2,134,800
Telecommunication Services — 0.1%
Diversified Telecommunication Services — 0.1%
Continental Resources* #	663	331,500
Total Common Stocks
(Cost $282,734,258)		380,631,701
SHORT-TERM SECURITIES — 20.6%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(b)
(Cost $94,882,069)	94,882,069	94,882,069
Total Investments in Securities
(Cost $377,616,327)		475,513,770
Due From Broker(a) — 14.8%		68,341,086
Securities Sold Short — (14.1%)		(64,954,600)
Options Written — 0.0%		(27,500)
Other Liabilities in Excess of Other Assets — (3.8%)		(17,432,521)
Net Assets — 100.0%		$461,440,235
Net Asset Value Per Share		$12.63

The accompanying notes form an integral part of these financial statements.	weitzfunds.com 21

PARTNERS III OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS • (CONTINUED)

SECURITIES SOLD SHORT — (14.1%)	Shares	Value
Discovery Communications, Inc. - CL A	320,000	$(12,768,000)
Ishares Russell 2000 Fund	400,000	(33,668,000)
Ishares Russell 2000 Value Fund	130,000	(9,799,400)
Ishares Russell Midcap Fund	80,000	(8,719,200)
Total Securities Sold Short
(proceeds $62,319,000)		$(64,954,600)

OPTIONS WRITTEN*	Expiration date/ Strike price	Shares subject to option
Covered Call Options
Grand Canyon
Education, Inc.	June 2011 / $17.50	100,000	$(27,500)
Total Options Written
(premiums received $173,717)			$(27,500)

*	Non-income producing
†	Controlled affiliate
#	Illiquid and/or restricted security that has been fair valued.
(a)	Fully or partially pledged as collateral on securities sold short and outstanding written options.
(b)	Rate presented represents the annualized 7-day yield at March 31, 2011.

22 Weitz Funds	The accompanying notes form an integral part of these financial statements.

RESEARCH FUND
PORTFOLIO MANAGERS’ DISCUSSION & ANALYSIS

Co-Portfolio Managers:
Jonathan Baker, Barton Hooper, David Perkins,
Andrew Weitz & Bradley P. Hinton

The Research Fund returned +3.8% in the first calendar quarter, compared to a +5.9% return for the S&P 500, a +6.4% return for the Russell 3000 Index, and a +6.5% return for the Russell 3000 Value Index. The Fund’s energy holdings (SandRidge Energy +75%, ConocoPhillips +18%, and new holding Southwestern Energy) were strong contributors to the Fund’s performance. Unrest in oil-rich areas of the Middle East and North Africa has generated a great deal of uncertainty around the world’s global oil infrastructure, sending prices higher for energy-related commodities and energy stocks. Other strong performers in the quarter included Iron Mountain (+25%), The Knot (+22%), and Omnicare (+18%).

Companies in the for-profit education sector received poor marks during the quarter. In addition to increased regulatory scrutiny, companies are facing a much more competitive environment as they try to attract the strongest students to their institutions. Grand Canyon Education (-26%) was both the Fund’s largest position and the largest detractor from overall performance. We continue to have strong conviction in our investment given the company’s focus on high-quality students, low tuition rates, academic programs focused on in-demand fields like education and nursing, a strategy of operating both online and a traditional ground campus, and the highly qualified and experienced management team led by Brian Mueller. This quarter, David Perkins has profiled Grand Canyon in our Analyst Corner for those interested in a more in-depth review of our investment. Our holdings of Strayer Education (-14%) also fell, but the impact was largely offset by profits realized from the sale of our ITT Educational Services position.

We initiated six new positions during the quarter. The largest of these purchases was Southwestern Energy (5.8% of net assets.) Southwestern is a low-cost natural gas producer with a dominant acreage position in the prolific Fayetteville gas shale in Arkansas. The company earns very attractive returns on invested capital (even at today’s low gas prices) and given the size of its land holdings in the Fayetteville, we believe Southwestern can sustainably grow its production at high rates without the need for external capital. The company also maintains acreage in the Marcellus Shale in Pennsylvania and other areas, providing additional opportunities for growth. Although our investment thesis does not require natural gas prices to increase, a move higher would obviously benefit the company’s earnings and increase the value of its proven reserves.

Other new purchases include specialty apparel retailer American Eagle Outfitters, retail pharmacy and pharmacy benefit manager CVS Caremark, medical testing service company Laboratory Corp. of America, and discount retailer Target. Additionally we repurchased shares of former holding Coinstar, purveyor of the eponymous coin counting machines and Redbox DVD rental kiosks. In addition to ITT Educational Services, we eliminated three other positions during the quarter: Iron Mountain, Liberty Media – Starz, and Skechers. Iron Mountain and Liberty Starz were both successful investments and were sold as their stock prices approached our estimates of business value. We also made the decision to sell our shares of Skechers at a profit while the company continues to work through an oversized inventory position.

Research is a focused, multi-cap equity fund that invests in companies of all sizes. The Fund is managed in a “sleeve” format, with each co-manager responsible for all decisions related to their portion of the portfolio’s assets. In addition to the unique portfolio management structure, the Fund has several characteristics that may further distinguish it from our other equity funds including potentially higher levels of concentration, position sizes, and turnover within the Fund.

New and Eliminated Securities for Quarter Ended March 31, 2011
New Purchases ($000’s)		Eliminations ($000’s)
Southwestern Energy	$557	ITT Educational Services	$291
Coinstar	263	Sketchers U.S.A.	215
Target	213	Iron Mountain	173
Laboratory Corp. of America	187	Liberty Media - Starz	151
CVS Caremark	155
American Eagle Outfitters	141

weitzfunds.com 23

RESEARCH FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
					Since
	3 Mos.	1 Year	3 Year	5 Year	Inception
Research	3.8%	18.5%	12.7%	5.4%	6.1%
S&P 500	5.9	15.7	2.4	2.6	4.1
Russell 3000	6.4	17.4	3.4	3.0	4.8
Russell 3000 Value	6.5	15.6	1.1	1.4	3.5

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Research Fund for the period April 1, 2005 through March 31, 2011, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

	Research	S&P 500	Relative
Year	(1)	(2)	Results (1)-(2)
2005 (4/1/05)	4.0%	7.2%	-3.2%
2006	21.8	15.8	6.0
2007	-13.4	5.5	-18.9
2008	-30.7	-37.0	6.3
2009	38.8	26.5	12.3
2010	30.3	15.1	15.2
2011 (3/31/11)	3.8	5.9	-2.1
Since Inception:
Cumulative
Return	42.7	27.2	15.5
Avg. Annual
Return	6.1	4.1	2.0

These performance numbers reflect the deduction of the Fund’s annual pro forma operating expenses of 1.50%. Annual operating expenses for the Fund as stated in the Initial Prospectus are 1.50% (estimated gross) and 0.90% (net) of the Fund’s net assets. The investment adviser has agreed, in writing, to limit the total annual fund operating expenses (excluding taxes, interest, brokerage commissions, and acquired fund fees and expenses) to 0.90% of the Fund’s average daily net assets through July 31, 2012. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp. See page 4 for additional performance disclosures.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance of the Research Fund (the “Fund”) is measured from April 1, 2005, the inception of Weitz Research Fund LP (the “Partnership”). As of December 31, 2010, the Fund succeeded to substantially all of the assets of the Partnership. The investment objectives, policies and restrictions of the Fund are materially equivalent to those of the Partnership and the Partnership was managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this period, the Partnership was not registered under the Investment Company Act of 1940 and, therefore, was not subject to certain investment or other restrictions or requirements imposed by the 1940 Act or the Internal Revenue Code. If the Partnership had been registered under the 1940 Act during this period, the Partnership’s performance might have been adversely affected.

24 Weitz Funds

RESEARCH FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Grand Canyon Education	8.2%
Microsoft	7.0
Southwestern Energy	5.8
Aon	5.1
Dell	3.9
Accenture	3.6
Google	3.5
The Knot	3.5
Omnicare	3.5
Interval Leisure Group	3.2
% of Net Assets	47.3%

Industry Sectors
Consumer Discretionary	29.3%
Information Technology	23.1
Energy	10.1
Financials	7.7
Health Care	6.3
Materials	4.5
Consumer Staples	1.4
Industrials	1.1
Short-Term Securities/Other	16.5
Net Assets	100.0%

Top Five Performers for Quarter Ended March 31, 2011
Security Name	QTD Return of Security	Average Weight in Portfolio	Contribution to Fund Performance
Southwestern Energy	16.4%	2.7%	0.9%
SandRidge Energy	74.9	1.4	0.9
Aon	15.5	4.6	0.7
The Knot	22.0	3.2	0.7
Omnicare	18.3	3.5	0.6

Source: FactSet Portfolio Analytics

Bottom Five Performers for Quarter Ended March 31, 2011
Security Name	QTD Return of Security	Average Weight in Portfolio	Contribution to Fund Performance
Grand Canyon Education	(26.0)%	8.9%	(2.7)%
Microsoft	(8.6)	7.3	(0.6)
Strayer Education	(13.6)	2.9	(0.4)
Knology	(17.4)	1.3	(0.2)
Target	(4.4)	0.5	(0.1)

Source: FactSet Portfolio Analytics

weitzfunds.com 25

RESEARCH FUND
SCHEDULE OF INVESTMENTS • MARCH 31, 2011

COMMON STOCKS — 83.5%	Shares	Value
Consumer Discretionary — 29.3%
Education Services — 10.9%
Grand Canyon Education, Inc.*	63,882	$926,289
Strayer Education, Inc.	2,329	303,911
		1,230,200
Hotels, Restaurants & Leisure — 3.2%
Interval Leisure Group, Inc.*	21,797	356,381
Internet & Catalog Retail — 3.1%
Liberty Media Corp. -
Interactive - Series A*	22,001	352,896
Cable & Satellite — 3.0%
Comcast Corp. - CL A	7,300	180,456
Knology, Inc.*	11,960	154,404
		334,860
Specialized Consumer Services — 2.6%
Coinstar, Inc.*	6,300	289,296
Advertising — 2.0%
Omnicom Group, Inc.	4,496	220,574
Multiline Retail — 1.8%
Target Corp.	4,100	205,041
Specialty Retail — 1.4%
American Eagle Outfitters, Inc.	10,000	158,900
Movies & Entertainment — 1.3%
Viacom, Inc. - CL B	3,200	148,864
		3,297,012
Information Technology — 23.1%
Internet Software & Services — 7.0%
Google, Inc. - CL A*	673	394,519
The Knot, Inc.*	32,610	392,951
		787,470
Software — 7.0%
Microsoft Corp.	30,983	785,729
Computers & Peripherals — 5.5%
Dell, Inc.*	29,869	433,399
Apple, Inc.*	519	180,846
		614,245
IT Services — 3.6%
Accenture plc - CL A	7,390	406,228
		2,593,672
Energy — 10.1%
Oil & Gas Exploration & Production — 7.3%
Southwestern Energy Co.*	15,172	651,941
SandRidge Energy, Inc.*	13,624	174,387
		826,328
Integrated Oil & Gas — 2.8%
ConocoPhillips	3,899	311,374
		1,137,702

	Principal
	amount
	or shares	Value
Financials — 7.7%
Insurance Brokers — 6.4%
Aon Corp.	10,741	$568,843
Willis Group Holdings Ltd.	3,882	156,678
		725,521
Property & Casualty Insurance — 1.3%
Berkshire Hathaway, Inc. - CL B*	1,700	142,171
		867,692
Health Care — 6.3%
Health Care Services — 5.2%
Omnicare, Inc.	13,033	390,860
Laboratory Corp. of America Holdings*	2,135	196,697
		587,557
Health Care Equipment — 1.1%
Baxter International, Inc.	2,290	123,133
		710,690
Materials — 4.5%
Construction Materials — 2.1%
Eagle Materials, Inc.	4,170	126,184
Martin Marietta Materials, Inc.	1,275	114,329
		240,513
Fertilizers & Agricultural Chemicals — 1.2%
Monsanto Co.	1,892	136,716
Metals & Mining — 1.2%
Compass Minerals International, Inc.	1,390	130,007
		507,236
Consumer Staples — 1.4%
Food & Staples Retailing — 1.4%
CVS Caremark Corp.	4,710	161,647
Industrials — 1.1%
Aerospace & Defense — 1.1%
Lockheed Martin Corp.	1,480	118,992
Total Common Stocks
(Cost $8,327,697)		9,394,643
SHORT-TERM SECURITIES — 16.5%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)	1,251,888	1,251,888
U.S. Treasury Bill, 0.06%, 4/14/11(b)	$600,000	599,993
Total Short-Term Securities
(Cost $1,851,876)		1,851,881
Total Investments in Securities
(Cost $10,179,573)		11,246,524
Other Liabilities in Excess of Other Assets — 0.0%		(2,527)
Net Assets — 100.0%		$11,243,997
Net Asset Value Per Share		$10.38

*	Non-income producing
(a)	Rate presented represents the annualized 7-day yield at March 31, 2011.
(b)	Interest rate presented represents the yield to maturity at the date of purchase.

26 Weitz Funds	The accompanying notes form an integral part of these financial statements.

HICKORY FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Wallace R. Weitz

The Hickory Fund returned +8.3% in the quarter, compared to a +5.9% return for the S&P 500 and a +8.7% return for the Russell 2500. SandRidge Energy (+75%) posted strong gains as upheaval in the Middle East and North Africa drove oil prices higher. Omnicare (+18%) rose as new CEO John Figueroa laid out an encouraging two-year road map for transforming the company into a more customer-centric and profitable organization. Ascent Media (+26%) continued its climb as investors digested the company’s strategic shift into the security-monitoring business. Grand Canyon Education (-26%) was the largest detractor from results for the quarter and fiscal year. David Perkins describes our investment thesis in depth in this report’s Analyst Corner.

For the fiscal year ended March 31, 2011, the Fund increased +29.4% compared to a +15.7% gain for the S&P 500 and a +26.1% gain for the Russell 2500. Small company stocks continued to lead the recovery from the bear market lows. SandRidge Energy, Liberty Media – Capital and Coinstar were three standout contributors to results. SandRidge’s strategic asset sales have exceeded expectations, and the company’s acreage in the Horizontal Mississippian play has shown very promising early results. Liberty Media – Capital’s investment in Sirius XM Radio has been the gift that keeps giving. While Liberty Capital’s stock more than doubled during the fiscal year, our value estimate for the company rose dramatically as well. Coinstar continued to roll out Redbox DVD kiosks and take market share. We sold the stock in the low-$60’s late last year as it reached our value estimate, then rebuilt a modest position in the low-$40’s in March. For-profit education companies detracted from results as they faced regulatory and competitive headwinds during the fiscal year. We have focused our industry investment primarily in Grand Canyon, which we think has several unique attributes (see Analyst Corner for details).

We purchased two other new stocks during the quarter. Texas Industries is a regional cement, aggregates and concrete company based in Dallas. We think the company’s strategic asset base is worth far more than today’s enterprise valuation. While the near-term outlook remains muted, patient investors have several possible ways to win over time. American Eagle Outfitters is a specialty apparel retailer catering to teens and young adults. The company is working through a turnaround of its core brand. While customers have continued to shop “AE” stores for the basics, the company’s fashion items have been more hit-or-miss. The stock is depressed compared to the company’s free cash flow, and the healthy dividend yield and solid balance sheet provide additional support.

We were net sellers into the ongoing small-cap rally. We eliminated TD Ameritrade as the stock neared our conservative appraisal. We also sold the vast majority of our holdings in Liberty Media – Starz and Cabela’s at substantial gains. Investors in Starz became excited about the potential for a more lucrative distribution agreement with Netflix. From today’s stock price, the investment thesis depends more on original programming success, which we feel less confident about our ability to predict. While we applaud the job that Cabela’s management has done over the years, we thought the stock was ahead of business fundamentals when it spiked in February. Finally, we exited a small position in Skechers U.S.A. as we decided to monitor the company’s progress with its excess inventory from the sidelines.

The Hickory Fund invests in our firm’s best smaller company ideas. The Fund’s weighted average market cap is just under $5 billion, reflecting Hickory’s diverse mix of mid-cap and small-cap stocks. The Fund remains relatively concentrated, with the ten largest positions accounting for 42% of net assets. Hickory’s residual cash position was 28% of net assets at quarter end.

New and Eliminated Securities for Quarter Ended March 31, 2011
New Purchases ($mil)		Eliminations ($mil)
Texas Industries	$1.6	TD Ameritrade	$1.7
Coinstar	1.3	Skechers U.S.A.	1.4
American Eagle Outfitters	0.7

weitzfunds.com 27

HICKORY FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	10 Year	15 Year
Hickory	8.3%	29.4%	10.5%	4.1%	5.4%	10.0%
S&P 500	5.9	15.7	2.4	2.6	3.3	6.8
Russell 2500	8.7	26.1	8.9	4.4	8.9	9.5
Russell 2500 Value	7.7	22.7	8.0	3.3	9.6	10.7

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Hickory Fund for the period March 31, 2001 through March 31, 2011, as compared with the growth of the Standard & Poor’s 500 Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

	Hickory	S&P 500	Relative
Year	(1)	(2)	Results (1)-(2)
1993 (4/1/93)	20.3%	5.5%	14.8%
1994	-17.3	1.3	-18.6
1995	40.5	37.6	2.9
1996	35.3	23.0	12.3
1997	39.2	33.4	5.8
1998	33.0	28.6	4.4
1999	36.7	21.0	15.7
2000	-17.2	-9.1	-8.1
2001	-4.6	-11.9	7.3
2002	-29.3	-22.1	-7.2
2003	47.9	28.7	19.2
2004	22.6	10.9	11.7
2005	-0.2	4.9	-5.1
2006	22.8	15.8	7.0
2007	-13.1	5.5	-18.6
2008	-41.6	-37.0	-4.6
2009	36.5	26.5	10.0
2010	38.7	15.1	23.6
2011 (3/31/11)	8.3	5.9	2.4
Since Inception:
Cumulative
Return	517.1	315.7	201.4
Avg. Annual
Return	10.6	8.2	2.4

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.33% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

See page 4 for additional performance disclosures.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

28 Weitz Funds

HICKORY FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Omnicare	5.6%
SandRidge Energy	5.2
Liberty Media - Interactive	5.0
Aon	4.4
Liberty Global	4.1
Ascent Media	4.1
Redwood Trust	3.7
Liberty Media - Capital	3.7
Laboratory Corp. of America	3.1
Mohawk Industries	3.0
% of Net Assets	41.9%

Industry Sectors
Consumer Discretionary	28.4%
Financials	11.3
Health Care	8.7
Materials	6.5
Energy	5.2
Industrials	5.1
Information Technology	3.9
Consumer Staples	1.9
Telecommunication Services	0.7
Short-Term Securities/Other	28.3
Net Assets	100.0%

Top Five Performers for Quarter Ended March 31, 2011
Security Name	QTD Return of Security	Average Weight in Portfolio	Contribution to Fund Performance
SandRidge Energy	74.9%	5.2%	3.1%
Omnicare	18.3	5.9	1.0
Ascent Media	26.0	3.9	1.0
Liberty Global	18.0	4.1	0.7
Aon	15.5	4.4	0.7

Source: FactSet Portfolio Analytics

Bottom Five Performers for Quarter Ended March 31, 2011
Security Name	QTD Return of Security	Average Weight in Portfolio	Contribution to Fund Performance
Grand Canyon Education	(26.0)%	2.6%	(0.8)%
Live Nation Entertainment	(12.4)	3.0	(0.4)
Knology	(17.4)	1.1	(0.2)
LICT	(14.2)	0.9	(0.1)
Strayer Education	(13.6)	0.4	(0.1)

Source: FactSet Portfolio Analytics

weitzfunds.com 29

HICKORY FUND
SCHEDULE OF INVESTMENTS • MARCH 31, 2011

COMMON STOCKS — 71.7%	Shares	Value
Consumer Discretionary — 28.4%
Cable & Satellite — 9.2%
Liberty Global, Inc. - Series C*	329,989	$13,196,260
Liberty Media Corp. -
Capital - Series A*	160,000	11,787,200
Knology, Inc.*	327,700	4,230,607
CIBL, Inc.#	1,005	473,355
		29,687,422
Internet & Catalog Retail — 5.0%
Liberty Media Corp. -
Interactive - Series A*	1,000,000	16,040,000
Household Durables — 3.0%
Mohawk Industries, Inc.*	160,000	9,784,000
Movies & Entertainment — 3.0%
Live Nation Entertainment, Inc.*	965,600	9,656,000
Education Services — 2.7%
Grand Canyon Education, Inc.* (c)	499,300	7,239,850
Strayer Education, Inc.	10,000	1,304,900
		8,544,750
Hotels, Restaurants & Leisure — 2.0%
Interval Leisure Group, Inc.*	401,228	6,560,078
Broadcasting — 1.1%
Cumulus Media, Inc. - CL A*	620,000	2,690,800
Liberty Media Corp. -
Starz - Series A*	10,000	776,000
		3,466,800
Textiles, Apparel & Luxury Goods — 1.1%
Iconix Brand Group, Inc.*	160,000	3,436,800
Publishing — 0.5%
The Washington Post Co. - CL B	4,000	1,750,240
Specialized Consumer Services — 0.4%
Coinstar, Inc.*	30,000	1,377,600
Specialty Retail — 0.4%
American Eagle Outfitters, Inc.	50,000	794,500
Cabela’s, Inc. - CL A*	20,000	500,200
		1,294,700
		91,598,390
Financials — 11.3%
Insurance Brokers — 7.3%
Aon Corp.	270,000	14,299,200
Willis Group Holdings Ltd.	100,000	4,036,000
Brown & Brown, Inc.	150,000	3,870,000
eHealth, Inc.*	100,000	1,330,000
		23,535,200
Mortgage REIT’s — 3.7%
Redwood Trust, Inc.	771,100	11,990,605
Thrifts & Mortgage Finance — 0.2%
Tree.com, Inc.*	96,900	571,710
Real Estate Services — 0.1%
Kennedy-Wilson Holdings, Inc.*	30,000	325,800
Kennedy-Wilson Holdings, Inc. -
Warrants, expiration date 11/14/14*	10,000	16,000
		341,800
		36,439,315

Shares	Value
Health Care — 8.7%
Health Care Services — 8.7%
Omnicare, Inc.	600,000	$17,994,000
Laboratory Corp. of America Holdings*	110,000	10,134,300
		28,128,300
Materials — 6.5%
Construction Materials — 5.5%
Martin Marietta Materials, Inc.	80,000	7,173,600
Eagle Materials, Inc.	210,000	6,354,600
Vulcan Materials Co.	50,000	2,280,000
Texas Industries, Inc.	40,000	1,809,200
		17,617,400
Metals & Mining — 1.0%
Compass Minerals International, Inc.	35,000	3,273,550
		20,890,950
Energy — 5.2%
Oil & Gas Exploration & Production — 5.2%
SandRidge Energy, Inc.*	1,300,000	16,640,000
Industrials — 5.1%
Commercial Services & Supplies — 5.1%
Ascent Media Corp. - CL A*	270,000	13,189,500
Iron Mountain, Inc.	100,000	3,123,000
		16,312,500
Information Technology — 3.9%
Internet Software & Services — 2.3%
The Knot, Inc.*	631,300	7,607,165
Software — 0.7%
ACI Worldwide, Inc.*	66,300	2,174,640
IT Services — 0.6%
SAIC, Inc.*	110,000	1,861,200
Electronic Equipment & Instruments — 0.3%
FLIR Systems, Inc.	30,000	1,038,300
		12,681,305
Consumer Staples — 1.9%
Personal Products — 1.0%
Prestige Brands Holdings, Inc.*	300,000	3,450,000
Household Products — 0.9%
Energizer Holdings, Inc.*	40,000	2,846,400
		6,296,400
Telecommunication Services — 0.7%
Diversified Telecommunication Services — 0.7%
LICT Corp.* #	1,005	2,283,862
ICTC Group, Inc. - CL A* #	13,065	146,328
		2,430,190
Total Common Stocks
(Cost $172,102,306)		231,417,350

30 Weitz Funds	The accompanying notes form an integral part of these financial statements.

SHORT-TERM SECURITIES — 29.2%	Principal amount or shares	Value
Wells Fargo Advantage Government Money Market Fund -Institutional Class 0.01%(a)	8,683,285	$8,683,285
U.S. Treasury Bills, 0.07% to 0.09%, 4/21/11 to 6/23/11(b)	$85,400,000	85,395,938
Total Short-Term Securities
(Cost $94,076,954)		94,079,223
Total Investments in Securities
(Cost $266,179,260)		325,496,573
Options Written — 0.0%		(27,500)
Other Liabilities in Excess of Other Assets — (0.9%)		(2,841,022)
Net Assets — 100.0%		$322,628,051
Net Asset Value Per Share		$41.12

OPTIONS WRITTEN*	Expiration date/ Strike price	Shares subject to option	Value
Covered Call Options
Grand Canyon Education, Inc.	June 2011 / $17.50	100,000	$(27,500)
Total Options Written
(premiums received $173,717)			$(27,500)

*	Non-income producing
#	Illiquid and/or restricted security that has been fair valued.
(a)	Rate presented represents the annualized 7-day yield at March 31, 2011.
(b)	Interest rates presented represent the yield to maturity at the date of purchase.
(c)	Fully or partially pledged on outstanding written options.

The accompanying notes form an integral part of these financial statements.	weitzfunds.com 31

BALANCED FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Bradley P. Hinton

The Balanced Fund returned +3.4% in the quarter, compared to a +3.7% return for the Blended Index. Omnicare (+18%) rose as new CEO John Figueroa laid out an encouraging two-year road map for transforming the company into a more customer-centric and profitable organization. Insurance broker Aon Corporation (+16%) continued to integrate the Hewitt acquisition and to execute on its plan to grind margins higher over the next few years. Global consultant Accenture plc (+13%) posted terrific quarterly results and raised its outlook again. Grand Canyon Education (-26%) was the largest detractor from results for the quarter and fiscal year. David Perkins describes our investment thesis in depth in this report’s Analyst Corner.

For the fiscal year ended March 31, 2011, the Fund increased +11.8% compared to an +11.3% gain for the Blended Index. Coinstar and ConocoPhillips were two standout contributors to results. Coinstar continued to roll out Redbox DVD kiosks and take market share. We sold the stock in the high-$50’s late last year as it reached our value estimate. ConocoPhillips executed on its strategic plan to sell non-core assets and return capital to shareholders. Insurance brokers Aon, Brown & Brown and Willis Group also posted strong gains despite a soft market for risk units and pricing. For-profit education companies detracted from results as they faced regulatory and competitive headwinds during the fiscal year. We have focused our industry investment primarily in Grand Canyon, which we think has several unique attributes (see Analyst Corner for details).

We bought three new stocks during the quarter. Texas Industries is a regional cement, aggregates and concrete company based in Dallas. We think the company’s strategic asset base is worth far more than today’s enterprise valuation. While the near-term outlook remains muted, patient investors have several possible ways to win over time. CVS Caremark marries a leading retail pharmacy chain with a large pharmacy benefit manager (“PBM”). CVS trades at a substantial discount to the potential market value of its component parts, largely because many investors are skeptical that these two businesses belong together. Either way, we like the company’s free cash flow generation, growth potential, and shareholder-friendly capital plan. Anheuser-Busch InBev NV is a leading global brewer headquartered in Belgium. The company has dominant positions in several attractive beer markets, a disciplined and shareholder-friendly management team, and a business with excellent financial characteristics. The stock trades at a low multiple of potential free cash flow per share in 2012 and beyond.

We sold three stocks at healthy gains during the quarter. With mixed emotions we exited long-time holding Cabela’s when the stock spiked in February. We have owned the company since the inception of the Fund, when the “World’s Foremost Outfitter” was still a private company. We applaud the job that management has done over the years and would gladly partner with the Cabela’s team again at the right price. We also sold short-time holding Iron Mountain as activist investors agitated for change, driving the stock up to our value estimate. While cage rattling may create incremental value over time, we are not willing to depend on it. Finally, we eliminated our small remaining position in Live Nation.

Bonds posted relatively dull results in the first quarter as slightly higher interest rates generally offset coupon income. High yield was an exception as the two-year rally in lower quality credit continued. We “hit the bid” in bond parlance, selling most of our high yield bonds at substantial gains in February. While time will tell if we sold too early, it appears clear that the easiest (and juiciest) returns are well behind us. The Fund’s average maturity remained very short at less than one year, and our residual cash position was 25% of net assets at quarter end.

New and Eliminated Securities for Quarter Ended March 31, 2011
New Purchases ($000’s)		Eliminations ($000’s)
Anheuser-Busch InBev	$962	Iron Mountain	$1,164
Texas Industries	871	Cabela’s	596
CVS Caremark	815	Live Nation Entertainment	284

32 Weitz Funds

BALANCED FUND
PERFORMANCE • (UNAUDITED)

	Total Returns		Average Annual Total Returns
	3 Mos.	1 Year	3 Year	5 Year	Since Inception
Balanced Fund	3.4%	11.8%	6.7%	3.5%	5.0%
Blended Index	3.7	11.3	3.2	3.8	5.3
S&P 500	5.9	15.7	2.4	2.6	6.0
Barclays Intermediate Credit	0.3	4.6	4.5	5.7	4.3

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Balanced Fund for the period October 1, 2003 through March 31, 2011, as compared with the growth of the Blended Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

Year	Balanced (1)	Blended (2)	Relative Results (1)-(2)
2003 (10/1/03)	3.8%	7.3%	-3.5%
2004	11.8	7.7	4.1
2005	1.7	3.6	-1.9
2006	14.3	11.1	3.2
2007	-5.3	6.2	-11.5
2008	-26.8	-20.2	-6.6
2009	28.8	18.0	10.8
2010	15.7	11.4	4.3
2011 (3/31/11)	3.4	3.7	-0.3
Since Inception:
Cumulative
Return	44.2	47.7	-3.5
Avg. Annual
Return	5.0	5.3	-0.3

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 1.19% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

See page 4 for additional performance disclosures.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

weitzfunds.com 33

BALANCED FUND
PORTFOLIO PROFILE • (UNAUDITED)

Top Ten Stocks
Microsoft	3.0%
Accenture	2.7
Aon	2.7
Omnicare	2.6
United Parcel Service	2.4
Laboratory Corp. of America	2.4
Grand Canyon Education	2.3
Dell	2.1
Martin Marietta Materials	2.1
Redwood Trust	1.9
% of Net Assets	24.2%

Industry Sectors
Information Technology	11.4%
Consumer Discretionary	10.7
Financials	9.3
Materials	9.2
Consumer Staples	6.2
Health Care	6.1
Industrials	4.5
Energy	4.0
Total Common Stocks	61.4
Short-Term Securities/Other	25.3
Corporate Bonds	6.5
Mortgage-Backed Securities	6.4
Taxable Municipal Bonds	0.4
Total Bonds & Short-Term Securities	38.6
Net Assets	100.0%

Top Five Performers for Quarter Ended March 31, 2011
Security Name	QTD Return of Security	Average Weight in Portfolio	Contribution to Fund Performance
Omnicare	18.3%	2.7%	0.4%
Aon	15.5	2.6	0.4
Accenture	13.4	2.6	0.3
Iron Mountain	25.3	1.1	0.3
ConocoPhillips	18.3	1.6	0.3

Source: FactSet Portfolio Analytics

Bottom Five Performers for Quarter Ended March 31, 2011
Security Name	QTD Return of Security	Average Weight in Portfolio	Contribution to Fund Performance
Grand Canyon Education	(26.0)%	2.2%	(0.6)%
Microsoft	(8.6)	3.1	(0.3)
Target	(16.4)	0.9	(0.2)
Strayer Education	(13.6)	0.8	(0.1)
Martin Marietta Materials	(2.3)	2.1	(0.1)

Source: FactSet Portfolio Analytics

34 Weitz Funds

BALANCED FUND
SCHEDULE OF INVESTMENTS • MARCH 31, 2011

COMMON STOCKS — 61.4%	Shares	Value
Information Technology — 11.4%
Software — 3.0%
Microsoft Corp.	100,000	$2,536,000
IT Services — 2.8%
Accenture plc - CL A	42,500	2,336,225
Computers & Peripherals — 2.1%
Dell, Inc.*	125,000	1,813,750
Semiconductors — 1.3%
Texas Instruments, Inc.	32,500	1,123,200
Electronic Equipment & Instruments — 1.2%
FLIR Systems, Inc.	30,000	1,038,300
Internet Software & Services — 1.0%
Google, Inc. - CL A*	1,500	879,315
		9,726,790
Consumer Discretionary — 10.7%
Education Services — 3.1%
Grand Canyon Education, Inc.*	135,000	1,957,500
Strayer Education, Inc.	5,000	652,450
		2,609,950
Internet & Catalog Retail — 1.9%
Liberty Media Corp. -Interactive - Series A*	100,000	1,604,000
Advertising — 1.7%
Omnicom Group, Inc.	30,000	1,471,800
Multiline Retail — 1.5%
Target Corp.	25,000	1,250,250
Cable & Satellite — 1.4%
Comcast Corp. - CL A Special	52,500	1,219,050
Household Durables — 1.1%
Mohawk Industries, Inc.*	15,000	917,250
		9,072,300
Financials — 9.3%
Insurance Brokers — 5.9%
Aon Corp.	44,000	2,330,240
Willis Group Holdings Ltd.	35,000	1,412,600
Brown & Brown, Inc.	50,000	1,290,000
		5,032,840
Mortgage REIT’s — 1.9%
Redwood Trust, Inc.	105,000	1,632,750
Property & Casualty Insurance — 1.5%
Berkshire Hathaway, Inc. - CL B*	15,000	1,254,450
		7,920,040
Materials — 9.2%
Construction Materials — 5.2%
Martin Marietta Materials, Inc.	20,000	1,793,400
Texas Industries, Inc.	22,000	995,060
Eagle Materials, Inc.	27,500	832,150
Vulcan Materials Co.	17,500	798,000
		4,418,610
Industrial Gases — 1.8%
Praxair, Inc.	15,000	1,524,000

	Shares	Value
Fertilizers & Agricultural Chemicals — 1.1%
Monsanto Co.	13,500	$975,510
Metals & Mining — 1.1%
Compass Minerals International, Inc.	10,000	935,300
		7,853,420
Consumer Staples — 6.2%
Beverages — 3.0%
Diageo plc - Sponsored ADR	20,000	1,524,400
Anheuser-Busch InBev SA/NV -Sponsored ADR	17,500	1,000,475
		2,524,875
Food & Staples Retailing — 2.5%
Wal-Mart Stores, Inc.	25,000	1,301,250
CVS Caremark Corp.	25,000	858,000
		2,159,250
Household Products — 0.7%
The Procter & Gamble Co.	10,000	616,000
		5,300,125
Health Care — 6.1%
Health Care Services — 5.0%
Omnicare, Inc.	72,500	2,174,275
Laboratory Corp. of America Holdings*	22,000	2,026,860
		4,201,135
Health Care Equipment — 1.1%
Baxter International, Inc.	17,500	940,975
		5,142,110
Industrials — 4.5%
Air Freight & Logistics — 2.4%
United Parcel Service, Inc. - CL B	27,500	2,043,800
Aerospace & Defense — 1.1%
Lockheed Martin Corp.	12,000	964,800
Commercial Services & Supplies — 1.0%
Republic Services, Inc.	27,500	826,100
		3,834,700
Energy — 4.0%
Oil & Gas Exploration & Production — 2.6%
Apache Corp.	5,000	654,600
Southwestern Energy Co.*	15,000	644,550
EOG Resources, Inc.(e)	5,000	592,550
Devon Energy Corp.	3,500	321,195
		2,212,895
Integrated Oil & Gas — 1.4%
ConocoPhillips	15,000	1,197,900
		3,410,795
Total Common Stocks
(Cost $42,213,016)		52,260,280

The accompanying notes form an integral part of these financial statements.	weitzfunds.com 35

BALANCED FUND
SCHEDULE OF INVESTMENTS • (CONTINUED)

CORPORATE BONDS — 6.5%	Principal amount or shares	Value
American Express Credit Corp.
7.3% 8/20/13	$650,000	$727,208
Comcast Corp.
6.5% 1/15/15	300,000	339,790
4.95% 6/15/16	193,000	206,594
Dell, Inc.
5.625% 4/15/14	250,000	276,042
JP Morgan Chase & Co.
4.75% 5/01/13	100,000	106,283
1.65% 9/30/13	750,000	749,153
Liberty Media LLC
5.7% 5/15/13	750,000	786,562
Markel Corp.
6.8% 2/15/13	500,000	537,133
Time Warner Cable, Inc.
5.4% 7/02/12	250,000	262,961
7.5% 4/01/14	120,000	137,639
Valmont Industries, Inc.
6.875% 5/01/14	350,000	358,750
WellPoint, Inc.
6.0% 2/15/14	250,000	277,260
Wells Fargo & Co.
4.375% 1/31/13	750,000	790,326
Total Corporate Bonds
(Cost $5,066,080)		5,555,701

MORTGAGE-BACKED SECURITIES — 6.4%(c)
Federal Home Loan Mortgage Corporation — 1.3%
Collateralized Mortgage Obligations — 1.3%
2945 CL PC — 5.5% 2028 (0.1 years)	48,468	48,523
3200 CL AD — 5.5% 2029 (0.3 years)	60,259	60,792
R001 CL AE — 4.375% 2015 (0.5 years)	80,977	82,069
2831 CL AB — 5.0% 2018 (1.0 years)	82,959	85,978
2542 CL LD — 5.0% 2022 (1.1 years)	238,032	246,237
2926 CL AB — 5.0% 2019 (1.2 years)	231,681	240,929
2627 CL LE — 3.0% 2017 (1.4 years)	307,362	314,908
		1,079,436
Federal National Mortgage Association — 2.9%
Collateralized Mortgage Obligations — 2.0%
2003-4 CL PD — 5.0% 2016 (0.0 years)	2,287	2,287
2003-83 CL VA — 5.5% 2014 (0.4 years)	164,097	167,243
2005-59 CL PB — 5.5% 2028 (0.5 years)	391,019	399,138
2002-91 CL QG — 5.0% 2018 (2.3 years)	580,964	620,110
2003-9 CL DB — 5.0% 2018 (2.7 years)	500,000	536,841
		1,725,619
Pass-Through Securities — 0.9%
995755 — 4.5% 2024 (3.2 years)	309,228	324,826
AB1769 — 3.0% 2025 (5.2 years)	487,998	476,235
		801,061
		2,526,680

	Principal amount or shares	Value
Non-Government Agency — 2.2%
Collateralized Mortgage Obligations — 2.2%
CDMC 2003-7P CL A4 — 3.37% 2017
(Adjustable Rate) (0.5 years)(d)	$188,739	$188,764
SEMT 2010-H1 CL A1 — 3.75% 2040
(0.9 years)	1,153,151	1,171,378
Chase 2004-S1 CL A6 — 4.5% 2019
(1.9 years)	170,353	160,012
SEMT 2011-1 CL A1 — 4.125% 2041
(3.8 years)	343,977	345,087
		1,865,241
Total Mortgage-Backed Securities
(Cost $5,324,635)		5,471,357

TAXABLE MUNICIPAL BONDS — 0.4%
University of California 4.85% 5/15/13
(Cost $299,101)	300,000	320,802

SHORT-TERM SECURITIES — 25.7%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)	351,508	351,508
U.S. Treasury Bills, 0.07% to 0.12%,
4/07/11 to 6/30/11(b)	$21,500,000	21,498,221
Total Short-Term Securities
(Cost $21,849,099)		21,849,729
Total Investments in Securities
(Cost $74,751,931)		85,457,869
Options Written — 0.0%		(23,250)
Other Liabilities in Excess of Other Assets — (0.4%)		(296,842)
Net Assets — 100.0%		$85,137,777
Net Asset Value Per Share		$11.74

OPTIONS WRITTEN*	Expiration date/ Strike price	Shares subject to option
Covered Call Options
EOG Resources, Inc.	May 2011 / $120	5,000	$(23,250)
Total Options Written
(premiums received $26,124)			$(23,250)

*	Non-income producing
(a)	Rate presented represents the annualized 7-day yield at March 31, 2011.
(b)	Interest rates presented represent the yield to maturity at the date of purchase.
(c)	Number of years indicated represents estimated average life of mortgage-backed securities.
(d)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(e)	Fully or partially pledged on outstanding written options.

36 Weitz Funds	The accompanying notes form an integral part of these financial statements.

SHORT-INTERMEDIATE INCOME FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Thomas D. Carney

The Short-Intermediate Income Fund returned +0.6% in the first calendar quarter, compared to a +0.3% return for the Barclays Capital Intermediate U.S. Government/Credit Index (BCIGC), our Fund’s primary benchmark. For the fiscal year ended March 31, 2011, the Short-Intermediate Income Fund’s total return was +3.5%, compared to a +4.6% return for the BCIGC. The performance page following this discussion shows returns for our Fund (after deducting fees and expenses) over various holding periods and returns for three Barclays Capital U.S. Government/Credit Indexes (Intermediate, 1-5 year and 1-3 year) for comparison purposes.

Fiscal 2011 Review
Risk assets were the performance winners despite a host of possible headwinds for investors in the past year (please see Wally’s letter at the beginning of this report for a good overview). Corporate bonds and other credit sensitive securities continued to be solid performers in the fiscal year that ended March 31, 2011. Further evidence of economic recovery and steady inflows into fixed-income funds helped to narrow credit spreads even more in the past year. A broad measure of corporate bond spreads (the incremental return investors demand above U.S. Treasury bonds for owning corporate debt) composed by Merrill Lynch declined to 150 basis points as of March 31, down 10 basis points year over year (a basis point represents one one-hundredth of a percentage point). Within the corporate bond segment, high-yield or non-investment grade bonds experienced the sharpest price gains. Overall, the continued re-pricing of credit risk in fiscal 2011 and the extended rally in corporate bond prices helped to generate good returns for investors, our Fund included.

U.S. Treasury bonds also generated positive returns in the past year, avoiding a repeat of the large price declines experienced in 2009. U.S. Treasury interest rates declined across the entire yield curve with the greatest impact in the 7 to 10 year area, where yields declined approximately 35 basis points. The U.S. Treasury has likely been a beneficiary of the many issues facing the global marketplace. The tenuousness of the U.S. recovery as evidenced by continued high unemployment has also helped support the Treasury market.

Our portfolio performed reasonably well in the past fiscal year despite trailing the BCIGC, our Fund’s primary benchmark. Our Fund’s shorter average maturity and duration were the principal reasons for trailing the index results. Turning to portfolio metrics as compared to a year ago, the average maturity of our Fund has declined to 3.7 from 3.9 years. The duration has increased to 2.3 from 1.9 years, and the average coupon has fallen to 3.9% from 4.3%. The average credit quality of our portfolio remains high with approximately 62% of the portfolio invested in AAA-rated securities, U.S. Treasury, U.S. government agency-guaranteed Mortgage-Backed Securities (MBS) and cash.

Principal contributors to our Fund’s results came from every component of our corporate bond investments as the decline of credit spreads favorably impacted the prices of nearly all of our investments and added to the coupon income we earned on our bonds. Key contributors in the investment-grade segment (the largest) of our Fund included bonds issued by Aon Corporation, Boston Properties, Diageo Capital, Swiss RE, Willis North America and Vornado Realty. Our Fund’s non-investment grade holdings, currently about 8.5% of total net assets, appreciated the most in the past year. This segment was led by double digit returns of the bonds issued by Liberty Media, Level 3 Financing, Leucadia National Corp., Mohawk Industries, QVC Inc., Host Hotels and Resorts, and USG Corporation. Overall, our corporate bond weighting remained unchanged from a year ago at approximately 35%.

Mortgage-Backed Securities (MBS), currently 36% of Fund net assets, also added to our results in the past year. Our mortgage investments are primarily focused in Fannie Mae and Freddie Mac MBS that we have selected based on specific characteristics that we believe mitigate the risk of higher prepayment levels. More importantly, we also seek to minimize extension risk (the possibility the average life of our investments lengthen meaningfully beyond our original assumptions) should interest rates rise.

New investments to highlight in the current quarter include the Fund’s first floating rate note investment. The Fund added an approximately 1% position in the 3-year notes issued by Wells Fargo, a diversified financial services company that managed its business well through the credit crisis. It seems plausible that the Fed is within a year of normalizing short-term interest rates. Floating

weitzfunds.com 37

rate notes would be beneficiaries should this occur. In the meantime, the Fund will earn a good return compared to cash alternatives. We hope to add similar investments as this Wells Fargo bond should both credit metrics and price (i.e. spread) align.

In the equity-oriented portion of our Fund, we initiated an approximately 1% position in Microsoft Corporation via a ‘buy/write’ strategy by buying the stock and writing covered calls. Historically, we have allocated a small portion of the Fund to convertible bonds and common and preferred stock that we believed provided favorable risk/reward characteristics. Microsoft is one of the highest conviction, cheapest investments (on a price-to-value basis) owned in many of the Weitz equity funds. The company’s shares trade at approximately 10 times earnings and less than 10 times free cash flow. Microsoft’s current dividend of approximately 2.5% is higher than the company’s 5-year debt. We believe the stock investment represents a compelling opportunity independent of the call options. However, the call options provide modest protection to a declining stock price and provide our Fund the opportunity to earn 3-6% holding period returns over a 3-month investment horizon if Microsoft remains above $25.

Fund Strategy Review
Given the increased number of new shareholders in the Fund in the past year, we thought it might be helpful to review the Fund’s investment strategy. Longtime shareholders may wish to skip this section or read it as a review.

Our investment approach consists primarily of investing in a portfolio of mostly high quality, short-to-intermediate-term bonds where we believe we can capture most of the “coupon” returns of long-term bonds with materially less interest-rate risk. We do not and will not try to mimic any particular index as we construct our portfolio. We select assets for our portfolio one security at a time based on our view of opportunities in the marketplace. Our corporate bond research is supplemented by credit work we do on companies and industries in the course of our equity analysis.

Over the years, our portfolio has often been constructed with a shorter average life (i.e. duration) and higher quality than the BCIGC. We chose this benchmark to highlight that we could periodically invest longer term and/or lower quality bonds when conditions warrant. The effect over time of our portfolio construction (typically shorter average life) has been a penalty when interest rates fall but a boost to relative performance when rates rise.

For a small portion of our portfolio (currently about 11% but never greater than 15%), we may also invest in other fixed-income related investments that have favorable risk/reward characteristics (such as high-yield and convertible bonds, preferred and convertible preferred stock, or high dividend paying common stock). These types of investments have generally enhanced our Fund’s historical returns.

Overall, we strive to be adequately compensated for the risks assumed in order to maximize our investment (or reinvestment) yield and avoid making interest rate “bets,” particularly ones that depend on interest rates going down. We are willing to trade some upside potential in a rapidly falling interest-rate environment in exchange for enhanced capital preservation.

Outlook
Today’s investment landscape in fixed-income has become increasingly challenging. Nominal interest rates on U.S. Treasuries remain quite low and the benefit of spread compression is, we believe, in the “late innings.” Inflation, the bond investor’s boogeyman, has certainly arrived for anyone who eats or drives. Whether this commodity-based inflation leaks into the broader economy and investor expectations is currently debatable. Our leaders in Washington exercised modest spending restraint in their recent agreement to keep the government funded for the remainder of fiscal 2011 ending September 30. We remain wary, though, of the inflationary implications of the continued enormous deficit spending to support the economic recovery. Consequently, we expect to continue to position the Fund defensively relative to interest rate exposure while we patiently seek out areas of opportunity. We will continue to invest one security at a time, relying on a fundamental research-based investment approach and are well positioned to take advantage of any market weakness.

38 Weitz Funds

SHORT-INTERMEDIATE INCOME FUND
PERFORMANCE • (UNAUDITED)

	Total Return	Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year
Short-Intermediate Income Fund	3.5%	5.3%	5.7%	4.8%	5.5%	5.8%
Barclays Capital Indexes:
Intermediate U.S. Government/Credit	4.6	4.5	5.7	5.2	5.8	6.3
1-5 Year U.S. Government/Credit	3.1	3.7	5.1	4.6	5.3	5.8
1-3 Year U.S. Government/Credit	2.1	3.0	4.5	4.1	4.9	5.3

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the Short-Intermediate Income Fund for the period March 31, 2001 through March 31, 2011, as compared with the growth of the Barclays Intermediate Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

Year	Short Int. (1)		Barclays Interm. (2)		Relative Results (1)-(2)
1988 (12/23/88)	N/A	%	N/A	%	N/A	%
1989	9.1		12.8		-3.7
1990	9.1		9.2		-0.1
1991	11.2		14.6		-3.4
1992	5.5		7.2		-1.7
1993	8.1		8.8		-0.7
1994	-2.4		-1.9		-0.5
1995	15.7		15.3		0.4
1996	4.4		4.0		0.4
1997	8.6		7.9		0.7
1998	6.8		8.4		-1.6
1999	0.9		0.4		0.5
2000	9.7		10.1		-0.4
2001	8.5		9.0		-0.5
2002	4.2		9.8		-5.6
2003	6.3		4.3		2.0
2004	2.6		3.0		-0.4
2005	1.6		1.6		0.0
2006	4.0		4.1		-0.1
2007	6.1		7.4		-1.3
2008	2.3		5.1		-2.8
2009	10.8		5.2		5.6
2010	4.7		5.9		-1.2
2011 (3/31/11)	0.6		0.3		0.3
Since Inception:
Cumulative
Return	277.8		329.6		-51.8
Avg. Annual
Return	6.1		6.8		-0.7

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 0.71% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

See page 4 for additional performance disclosures.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

weitzfunds.com 39

SHORT-INTERMEDIATE INCOME FUND
PORTFOLIO PROFILE • (UNAUDITED)

Credit Quality Ratings
U.S. Treasury	7.2%
U.S. Government Agency Mortgage Related Securities	33.8
Aaa/AAA	6.4
Aa/AA	5.1
A/A	6.9
Baa/BBB	15.3
Ba/BB	6.2
B/B	1.8
Caa/CCC	0.5
Common Stocks	2.6
Short-Term Securities/Other	14.2
Net Assets	100.0%

Sector Breakdown
Mortgage-Backed Securities	36.2%
Corporate Bonds	34.5
Short-Term Securities/Other	14.2
U.S. Treasury	7.2
Government Agency	4.0
Common Stocks	2.6
Taxable Municipal Bonds	1.3
Net Assets	100.0%

Financial Attributes
Average Maturity	3.7 years
Average Duration	2.3 years
Average Coupon	3.9%
30-Day SEC Yield at 3-31-11	2.0%

Maturity Distribution
Short-Term Securities/Other	14.2%
Less than 1 Year	6.3
1 to 3 Years	27.5
3 to 5 Years	29.7
5 to 7 Years	13.8
7 to 10 Years	5.8
10 Years or more	0.1
Common Stocks	2.6
Net Assets	100.0%

40 Weitz Funds

SHORT-INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS • MARCH 31, 2011

CORPORATE BONDS — 34.5%	Principal amount	Value
American Express Co.
Centurion Bank 5.55% 10/17/12	$2,000,000	$2,120,250
Credit Corp. 7.3% 8/20/13	3,260,000	3,647,229
FSB Bank 5.55% 10/17/12	1,609,000	1,705,741
FSB Bank 6.0% 9/13/17	2,500,000	2,773,808
8.125% 5/20/19	1,000,000	1,249,610
Anheuser-Busch InBev SA/NV
4.125% 1/15/15	6,000,000	6,343,092
Aon Corp.
7.375% 12/14/12	10,879,000	11,882,261
3.5% 9/30/15	5,000,000	5,022,680
AutoZone, Inc.
5.75% 1/15/15	1,250,000	1,379,960
Berkshire Hathaway Finance Corp.
2.125% 2/11/13	3,000,000	3,065,154
4.6% 5/15/13	3,000,000	3,206,451
4.625% 10/15/13	2,129,000	2,297,647
1.5% 1/10/14	500,000	499,015
4.85% 1/15/15	1,500,000	1,637,937
5.4% 5/15/18	5,000,000	5,513,260
4.25% 1/15/21	1,000,000	1,001,617
Boston Properties LP
5.625% 4/15/15	2,000,000	2,193,696
5.875% 10/15/19	4,000,000	4,350,700
Comcast Corp.
10.625% 7/15/12	2,000,000	2,232,208
6.5% 1/15/15	2,081,000	2,357,007
4.95% 6/15/16	675,000	722,542
5.15% 3/01/20	3,000,000	3,128,457
Dell, Inc.
5.625% 4/15/14	1,250,000	1,380,209
Diageo Capital plc
4.85% 5/15/18	3,941,000	4,115,247
DIRECTV Holdings
4.75% 10/01/14	2,000,000	2,155,282
6.375% 6/15/15	8,000,000	8,310,000
7.625% 5/15/16	7,000,000	7,725,725
Expedia, Inc.
7.456% 8/15/18	13,000,000	14,690,000
5.95% 8/15/20	1,000,000	1,013,750
FiServ, Inc.
3.125% 10/01/15	1,000,000	996,263
General Dynamics Corp.
1.8% 7/15/11	12,000,000	12,061,716
Goldman Sachs Group, Inc.
5.95% 1/18/18	4,000,000	4,301,232
Host Hotels & Resorts LP
6.875% 11/01/14	5,000,000	5,200,000
JP Morgan Chase & Co.
5.15% 10/01/15	5,500,000	5,897,546
2.6% 1/15/16	15,000,000	14,497,800
6.0% 7/05/17	5,000,000	5,499,070
6.3% 4/23/19	2,500,000	2,771,635
Kraft Foods, Inc.
2.625% 5/08/13	1,000,000	1,023,966
Laboratory Corp. of America Holdings
3.125% 5/15/16	1,250,000	1,245,946
Leucadia National Corp.
7.125% 3/15/17	9,000,000	9,495,000
Level 3 Financing, Inc.
9.25% 11/01/14	2,000,000	2,055,000
Liberty Media LLC
5.7% 5/15/13	11,240,000	11,787,950
Marathon Petroleum Corp.
3.5% 3/01/16(d)	1,000,000	1,003,747

	Principal amount	Value
Markel Corp.
6.8% 2/15/13	$15,555,000	$16,710,223
7.125% 9/30/19	4,566,000	5,103,427
Mead Johnson Nutrition Co.
3.5% 11/01/14	2,000,000	2,073,464
MetLife, Inc.
2.375% 2/06/14	1,000,000	1,002,036
5.125% 8/15/14 (Travelers
Life & Annuity)(d)	8,000,000	8,712,904
3.125% 1/11/16(d)	2,000,000	1,984,820
Mohawk Industries, Inc.
6.875% 1/15/16	21,155,000	22,794,513
News America Holdings
9.25% 2/01/13	2,222,000	2,530,320
Omnicare, Inc.
6.125% 6/01/13	5,894,000	5,945,573
Omnicom Group, Inc.
5.9% 4/15/16	7,000,000	7,836,129
QVC, Inc.
7.125% 4/15/17(d)	6,600,000	6,963,000
7.5% 10/01/19(d)	4,000,000	4,220,000
Republic Services, Inc. (Allied Waste)
7.125% 5/15/16	16,545,000	17,287,258
6.875% 6/01/17	3,050,000	3,328,697
Swiss Re (General Electric Global Insurance)
6.45% 3/01/19	5,000,000	5,369,655
Target Corp.
8.6% 1/15/12	3,000,000	3,185,136
Time Warner Cable, Inc.
5.4% 7/02/12	2,000,000	2,103,690
7.5% 4/01/14	1,700,000	1,949,888
Time Warner, Inc.
3.15% 7/15/15	500,000	506,874
UnitedHealth Group, Inc.
4.75% 2/10/14	178,000	191,077
USG Corp.
6.3% 11/15/16	3,800,000	3,591,000
Valmont Industries, Inc.
6.875% 5/01/14	6,240,000	6,396,000
Vornado Realty Trust
4.25% 4/01/15	9,315,000	9,546,776
Vulcan Materials Co.
6.4% 11/30/17	5,000,000	5,021,095
Washington Post Co.
7.25% 2/01/19	3,500,000	3,996,822
WellPoint, Inc.
6.0% 2/15/14	2,000,000	2,218,080
Wells Fargo & Co.
4.375% 1/31/13	4,000,000	4,215,072
3.75% 10/01/14	11,385,000	11,938,994
0.69% 11/03/14 (Wachovia Bank)
Floating Rate Security	10,000,000	9,759,140
4.875% 2/01/15 (Wachovia Bank)	6,070,000	6,469,151
Whirlpool Corp.
8.0% 5/01/12	1,000,000	1,065,970
Willis North America, Inc.
6.2% 3/28/17	14,477,000	15,448,045
WM Wrigley Jr. Co.
3.05% 6/28/13(d)	7,500,000	7,625,888
3.7% 6/30/14(d)	7,500,000	7,676,835
Yum! Brands, Inc.
4.25% 9/15/15	1,000,000	1,052,699
Total Corporate Bonds
(Cost $383,770,324)		401,377,657

The accompanying notes form an integral part of these financial statements.	weitzfunds.com 41

SHORT-INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS • (CONTINUED)

MORTGAGE-BACKED SECURITIES — 36.2%(c)	Principal amount	Value
Federal Home Loan Mortgage Corporation — 11.8%
Collateralized Mortgage Obligations — 6.1%
2945 CL PC — 5.5% 2028 (0.1 years)	$193,870	$194,091
2587 CL UD — 5.5% 2031 (0.1 years)	286,538	286,778
3200 CL NA — 5.5% 2032 (0.2 years)	226,441	227,995
3200 CL AD — 5.5% 2029 (0.3 years)	1,024,404	1,033,460
R001 CL AE — 4.375% 2015 (0.5 years)	485,863	492,414
2999 CL NB — 4.5% 2017 (0.5 years)	2,099,987	2,132,834
2829 CL DJ — 4.5% 2018 (0.8 years)	1,856,389	1,903,838
3098 CL HA — 5.5% 2023 (0.9 years)	1,172,683	1,210,414
R009 CL AJ — 5.75% 2018 (0.9 years)	431,228	450,123
3036 CL JH — 5.0% 2031 (1.0 years)	2,003,648	2,071,112
2831 CL AB — 5.0% 2018 (1.0 years)	331,837	343,913
3042 CL HA — 5.5% 2029 (1.1 years)	1,518,573	1,587,348
2579 CL PC — 5.5% 2032 (1.1 years)	1,451,467	1,518,016
2549 CL PD — 5.5% 2031 (1.1 years)	2,781,598	2,912,138
2947 CL B — 5.0% 2032 (1.2 years)	947,727	988,007
2906 CL HK — 5.0% 2032 (1.2 years)	2,448,879	2,554,549
R010 CL AB — 5.5% 2019 (1.3 years)	2,314,614	2,428,417
2627 CL LE — 3.0% 2017 (1.4 years)	537,884	551,090
R011 CL AB — 5.5% 2020 (1.5 years)	919,857	968,745
2937 CL HJ — 5.0% 2019 (1.8 years)	2,336,226	2,470,020
3566 CL DB — 4.0% 2022 (1.8 years)	5,372,726	5,604,844
3556 CL MA — 5.0% 2037 (1.8 years)	2,161,029	2,277,290
3562 CL KA — 4.0% 2022 (2.0 years)	6,856,217	7,160,412
3170 CL EA — 4.5% 2020 (2.1 years)	2,715,761	2,859,226
3229 CL HB — 5.0% 2025 (2.1 years)	1,667,202	1,761,363
2574 CL JM — 5.0% 2022 (2.2 years)	1,103,119	1,166,105
3544 CL KA — 4.5% 2023 (2.5 years)	5,581,781	5,918,289
2778 CL JD — 5.0% 2032 (2.8 years)	6,110,000	6,522,719
2760 CL PD — 5.0% 2032 (3.0 years)	10,331,000	11,044,434
		70,639,984
Pass-Through Securities — 5.7%
EO1386 — 5.0% 2018 (2.4 years)	187,086	200,257
G18190 — 5.5% 2022 (2.9 years)	275,117	297,326
G18296 — 4.5% 2024 (3.1 years)	5,064,525	5,314,442
G18306 — 4.5% 2024 (3.1 years)	9,440,096	9,905,932
G13300 — 4.5% 2023 (3.3 years)	2,336,066	2,453,533
G13517 — 4.0% 2024 (3.6 years)	8,269,413	8,516,203
G18308 — 4.0% 2024 (3.6 years)	10,223,355	10,528,458
J13949 — 3.5% 2025 (4.9 years)	14,710,180	14,781,016
E02804 — 3.0% 2025 (5.5 years)	14,786,000	14,438,823
		66,435,990
		137,075,974
Federal National Mortgage Association — 21.8%
Collateralized Mortgage Obligations — 9.8%
2003-16 CL PD — 5.0% 2016 (0.4 years)	984,892	995,776
2004-81 CL KC — 4.5% 2017 (0.4 years)	668,342	675,681
2005-59 CL PB — 5.5% 2028 (0.5 years)	1,203,136	1,228,117
2003-27 CL DW — 4.5% 2017 (0.9 years)	747,882	768,541
2006-9 CL GA — 5.5% 2033 (0.9 years)	2,514,748	2,603,924
2003-92 CL PD — 4.5% 2017 (0.9 years)	1,593,505	1,639,598
2005-9 CL A — 5.0% 2031 (0.9 years)	1,338,988	1,380,606
2006-22 CL DA — 5.5% 2033 (1.0 years)	895,244	930,467
2006-78 CL AV — 6.5% 2017 (1.2 years)	1,533,635	1,631,836

	Principal amount	Value
2006-21 CL CA — 5.5% 2029 (1.3 years)	$1,319,798	$1,387,095
2007-32 CL BA — 5.5% 2034 (1.3 years)	4,032,661	4,236,993
2004-40 CL BA — 4.5% 2018 (1.4 years)	1,854,477	1,933,393
2009-27 CL JA — 5.0% 2036 (1.4 years)	1,588,235	1,663,133
2003-43 CL EX — 4.5% 2017 (1.5 years)	325,739	339,930
2008-54 CL EC — 5.0% 2035 (1.6 years)	3,766,648	3,958,669
2003-39 CL LC — 5.0% 2022 (1.6 years)	423,990	444,006
2007-42 CL YA — 5.5% 2036 (1.8 years)	2,451,269	2,620,335
2003-37 CL QD — 5.0% 2032 (1.8 years)	1,995,370	2,102,251
2003-86 CL KT — 4.5% 2018 (1.9 years)	1,104,797	1,159,847
2005-9 CL AC — 5.0% 2033 (2.0 years)	10,914,822	11,517,407
2004-78 CL AB — 5.0% 2032 (2.0 years)	10,791,848	11,407,574
2005-1 CL KA — 5.0% 2033 (2.0 years)	8,279,897	8,738,852
2010-10 CL AD — 4.5% 2036 (2.1 years)	11,740,779	12,077,431
2010-9 CL CA — 5.0% 2037 (2.1 years)	11,398,837	12,154,558
2009-52 CL DC — 4.5% 2023 (2.3 years)	1,524,291	1,593,557
2005-91 CL DA — 4.5% 2020 (2.4 years)	10,754,821	11,201,109
2010-61 CL EB — 4.5% 2037 (2.5 years)	9,460,916	9,926,598
2009-44 CL A — 4.5% 2023 (2.5 years)	2,256,306	2,371,005
2003-9 CL DB — 5.0% 2018 (2.7 years)	1,000,000	1,073,683
		113,761,972
Pass-Through Securities — 12.0%
254863 — 4.0% 2013 (1.0 years)	135,893	141,674
255291 — 4.5% 2014 (1.4 years)	234,960	248,991
256982 — 6.0% 2017 (2.2 years)	548,005	593,965
251787 — 6.5% 2018 (2.3 years)	20,102	22,133
254907 — 5.0% 2018 (2.5 years)	623,993	668,204
357414 — 4.0% 2018 (2.7 years)	2,462,763	2,578,975
888595 — 5.0% 2022 (2.8 years)	1,414,177	1,509,956
888439 — 5.5% 2022 (2.9 years)	1,229,894	1,332,636
357985 — 4.5% 2020 (3.0 years)	704,620	744,125
AD0629 — 5.0% 2024 (3.0 years)	5,732,610	6,120,865
995960 — 5.0% 2023 (3.0 years)	5,528,977	5,884,433
AE0031 — 5.0% 2025 (3.1 years)	8,233,285	8,754,883
995692 — 4.5% 2024 (3.2 years)	9,020,242	9,478,046
930667 — 4.5% 2024 (3.2 years)	7,382,459	7,754,833
995755 — 4.5% 2024 (3.2 years)	15,152,178	15,916,460
995693 — 4.5% 2024 (3.3 years)	9,577,463	10,066,540
890112 — 4.0% 2024 (3.6 years)	7,700,718	7,938,959
MA0043 — 4.0% 2024 (3.6 years)	6,061,096	6,241,035
AA4315 — 4.0% 2024 (3.7 years)	10,728,460	11,046,961
AA5510 — 4.0% 2024 (3.7 years)	6,736,980	6,936,984
931739 — 4.0% 2024 (3.8 years)	2,889,164	2,974,936
AD7073 — 4.0% 2025 (4.2 years)	9,169,982	9,443,649
725232 — 5.0% 2034 (4.2 years)	2,271,443	2,394,743
AB1769 — 3.0% 2025 (5.2 years)	11,223,957	10,953,403
AB2251 — 3.0% 2026 (5.4 years)	9,887,745	9,658,670
		139,406,059
		253,168,031
Government National Mortgage Association — 0.2%
Collateralized Mortgage Obligations — 0.2%
GNR 2004-80 CL GC — 5.0% 2031
(0.3 years)	2,953,388	2,980,226
Non-Government Agency — 2.4%
Collateralized Mortgage Obligations — 2.4%
GMACM 2003-J4 CL 3A1 — 4.75% 2018
(0.4 years)	1,088,480	1,112,205

42 Weitz Funds	The accompanying notes form an integral part of these financial statements.

	Principal amount	Value
CDMC 2003-7P CL A4 — 3.37% 2017
(Adjustable Rate) (0.5 years)(d)	$566,217	$566,293
SEMT 2010-H1 CL A1 — 3.75% 2040
(0.9 years)	15,590,145	15,836,563
WAMU 2003-S7 CL A1 — 4.5% 2018
(1.2 years)	434,399	445,962
Chase 2004-S1 CL A6 — 4.5% 2019
(1.9 years)	210,116	197,360
SEMT 2011-1 CL A1 — 4.125% 2041
(3.8 years)	9,483,928	9,514,547
		27,672,930
Total Mortgage-Backed Securities
(Cost $415,412,146)		420,897,161

TAXABLE MUNICIPAL BONDS — 1.3%
Fond Du Lac Cnty, Wisconsin
3.0% 9/01/12	2,900,000	2,962,495
Stratford, Connecticut 6.55% 2/15/13	500,000	505,635
University of California 4.85% 5/15/13	990,000	1,058,647
Nebraska Public Power District
5.14% 1/01/14	1,000,000	1,070,800
Los Angeles, California Cmty Dev
6.0% 9/01/14	2,275,000	2,487,371
6.0% 9/01/15	1,220,000	1,336,169
Menomonee Falls, Wisconsin
4.25% 11/01/14	2,000,000	2,101,300
Omaha, Nebraska Public Facilities Corp.,
Lease Revenue, Series B, Refunding
4.588% 6/01/17	815,000	832,840
4.788% 6/01/18	1,000,000	1,014,340
Iowa State University Revenue
5.8% 7/01/22	1,335,000	1,322,918
Total Taxable Municipal Bonds
(Cost $14,159,612)		14,692,515

U.S. TREASURY AND GOVERNMENT AGENCY — 11.2%
U.S. Treasury — 7.2%
U.S. Treasury Note
1.125% 12/15/11	15,000,000	15,095,505
1.375% 4/15/12	15,000,000	15,162,900
1.0% 4/30/12	20,000,000	20,141,340
2.625% 4/30/16	6,000,000	6,106,878
3.0% 8/31/16	5,000,000	5,156,250
3.0% 9/30/16	6,000,000	6,181,410
3.125% 10/31/16	6,000,000	6,212,346
3.125% 5/15/19	10,000,000	10,000,780
		84,057,409

	Principal amount or shares	Value
Government Agency — 4.0%
Fannie Mae
2.0% 6/24/13	$7,000,000	$7,022,386
Federal Home Loan Banks
1% 3/30/16(e)	13,750,000	13,735,686
1% 1/27/17(e)	10,000,000	9,998,500
Freddie Mac
5.5% 9/15/11	1,000,000	1,024,510
2.75% 4/29/14	15,000,000	15,029,145
		46,810,227
Total U.S. Treasury and Government Agency
(Cost $129,651,626)		130,867,636

COMMON STOCKS — 2.6%
Redwood Trust, Inc.	1,090,974	16,964,646
Microsoft Corp.(f)	500,000	12,680,000
Newcastle Investment Corp.*	45,000	271,800
Total Common Stocks
(Cost $29,311,424)		29,916,446
SHORT-TERM SECURITIES — 14.2%
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)	1,997,122	1,997,122
U.S. Treasury Bills, 0.09% to 0.13%,
4/07/11 to 7/28/11(b)	$164,000,000	163,976,966
Total Short-Term Securities
(Cost $165,968,076)		165,974,088
Total Investments in Securities
(Cost $1,138,273,208)		1,163,725,503
Options Written — 0.0%		(447,500)
Other Assets Less Other Liabilities — 0.0%		585,954
Net Assets — 100.0%		$1,163,863,957
Net Asset Value Per Share		$12.39
OPTIONS WRITTEN*	Expiration date/ Strike price	Shares subject to option	Value
Covered Call Options
Microsoft Corp.	May 2011 / $25	250,000	(265,000)
Microsoft Corp.	June 2011 / $26	250,000	(182,500)
Total Options Written
(premiums received $589,988)			(447,500)

*	Non-income producing
(a)	Rate presented represents the annualized 7-day yield at March 31, 2011.
(b)	Interest rates presented represent the yield to maturity at the date of purchase.
(c)	Number of years indicated represents estimated average life of mortgage-backed securities.
(d)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.

(e)	Security is a “step-up” bond where the coupon rate increases or steps up at a predetermined date. Coupon rate presented represents the rate at March 31, 2011.
(f)	Fully or partially pledged on outstanding written options.

The accompanying notes form an integral part of these financial statements.	weitzfunds.com 43

NEBRASKA TAX-FREE INCOME FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Thomas D. Carney

The Nebraska Tax-Free Income Fund returned +0.3% in the first calendar quarter, compared to a +0.6% return for the Barclays Capital 5-Year Municipal Bond Index, our Fund’s primary benchmark. For the fiscal year ended March 31, 2011, the Nebraska Tax-Free Income Fund’s total return was +1.9%, compared to a +3.2% return for our Fund’s primary benchmark.

Fiscal 2011 Review
Solid results during the first half of the past fiscal year in the municipal bond marketplace were nearly erased by meaningful bond price weakness (negative returns) in the quarter ended December 31 and almost flat returns in the quarter ended March 31. Rising Treasury yields (lower prices), the end of an important funding mechanism for the municipal marketplace (Build America Bonds), and growing concerns about municipal bond creditworthiness were the key culprits for the downturn in returns in the second half. We discussed these issues in depth in our last quarterly report for anyone interested in a more lengthy review.

Despite the wide quarter-to-quarter performance gyrations in the past year, municipal bond yields were generally unchanged for bonds maturing between one and ten years. Therefore, most of the return for investors in short- to intermediate-term maturities came from the interest earned on their bonds. Longer-term bonds, however, were the most impacted from the events mentioned above. Yields increased by as much as 50 basis points (a basis point represents one one-hundredth of a percentage point) on longer-term bonds (maturities greater than ten years). The result was price declines for this segment of the municipal marketplace.

The yield relationship between tax-free municipal bonds and taxable alternatives, like U.S. Treasuries, widened in the past year as municipal bonds generally underperformed their taxable counterparts. High quality 5-year municipal bonds, for example, ended the current fiscal year (March 31) with a yield representing approximately 77% of U.S. Treasuries, compared to 70% a year ago. Longer-term municipal bonds experienced the worst price impact from the events of the past year with their yields rising above taxable alternatives. This underperformance has resulted in most municipal bonds with a maturity beyond ten years to have yields in excess of U.S. Treasuries at quarter end. Historically, municipal bonds yield less than taxable alternatives given municipal bonds tax advantages (federally and, typically, state exempt). The repricing of longer-term municipal bond yields to levels above taxable alternatives highlights the uneasiness of investors about the issues facing the broader municipal bond marketplace.

Our investment activity in the past year was once again focused on bonds with shorter maturities (primarily under 7 years). Investment highlights during the year included additions in the public power and higher education segments of our portfolio (22.0% and 20.1%, respectively, as of March 31).

We also invested approximately 10% of Fund assets in higher coupon bonds that contain a short-term call provision. These premium (a bond that has a higher-than-market coupon interest rate) callable bonds are often called ‘cushion’ or ‘kicker’ in industry parlance. They are typically offered in the market at prices which assume they will be redeemed at an upcoming call date in advance of its final maturity. If the call feature is not exercised by the issuer at the call date, the yield we receive increases or “kicks up” based on holding the high coupon bond for a longer time period, possibly to its final maturity. Should interest rates stay low and our investments are redeemed on their shorter-term call dates, we will earn a higher return than we could on other short-term alternatives. If interest rates rise and these investments are not called on their call dates, we will be partially ‘cushioned’ from any rate rise, particularly compared to non-called alternatives, since we will likely receive our higher coupon cash flow for a longer period of time.

Turning to portfolio metrics, over the past year the average duration of our Fund was unchanged at 3.5 years and the average maturity of our bonds fell to 6.5 from 7.0 years. Overall asset quality of our portfolio remains high as we continue to be focused on security selection and ongoing review of our investments’ fiscal position.

Outlook
Today’s investment landscape in fixed-income has become increasingly challenging. Nominal interest rates remain quite low and inflation, the bond investor’s boogeyman, has certainly arrived for anyone who eats or drives. Whether this commodity-based inflation leaks into the broader economy and investor expectations is currently debatable. Our leaders in Washington exercised modest spending restraint in their recent agreement to keep the federal government funded through September 30, 2011. We remain wary, though, of the inflationary implications of the enormous deficit spending in support of economic recovery. Consequently, we continue to be defensively positioned relative to interest rate exposure while we patiently seek out areas of opportunity. We will continue to invest one security at a time, relying on a fundamental research-based investment approach and are well positioned to take advantage of any market weakness.

44 Weitz Funds

NEBRASKA TAX-FREE INCOME FUND
PERFORMANCE • (UNAUDITED)

	Total Return	Average Annual Total Returns
	1 Year	3 Year	5 Year	10 Year	15 Year	20 Year	25 Year
Nebraska Tax-Free Income Fund	1.9%	3.5%	3.5%	3.8%	4.4%	4.8%	5.1%
Barclays Capital 5-Year Municipal Bond Index	3.2	5.1	5.1	4.6	4.9	5.4	N/A

Growth of $10,000
This chart depicts the change in the value of a $10,000 investment in the NE Tax-Free Fund for the period March 31, 2001 through March 31, 2011, as compared with the growth of the Barclays 5-Yr Index during the same period. Index performance is hypothetical and is shown for illustrative purposes only.

Year	NE Tax-Free (1)	Barclays 5-Yr* (2)		Relative Results (1)-(2)
1985 (10/1/85)	3.5%	N/A	%	N/A	%
1986	11.2	N/A		N/A
1987	4.0	N/A		N/A
1988	6.3	N/A		N/A
1989	6.9	9.1		-2.2
1990	6.3	7.7		-1.4
1991	8.4	11.4		-3.0
1992	7.4	7.6		-0.2
1993	7.9	8.7		-0.8
1994	-1.4	-1.3		-0.1
1995	10.5	11.6		-1.1
1996	5.5	4.2		1.3
1997	7.3	6.4		0.9
1998	6.1	5.8		0.3
1999	-1.2	0.7		-1.9
2000	9.9	7.7		2.2
2001	3.9	6.2		-2.3
2002	8.0	9.3		-1.3
2003	4.3	4.1		0.2
2004	3.4	2.7		0.7
2005	2.2	0.9		1.3
2006	3.3	3.3		0.0
2007	3.6	5.2		-1.6
2008	1.2	5.8		-4.6
2009	7.2	7.4		-0.2
2010	2.3	3.4		-1.1
2011 (3/31/11)	0.3	0.6		-0.3
Since Inception:
Cumulative
Return	279.5	N/A		N/A
Avg. Annual
Return	5.4	N/A		N/A

* The inception date of the Barclays 5-Yr was 1/29/88.

These performance numbers reflect the deduction of the Fund’s annual operating expenses which as stated in its most recent Prospectus are 0.78% of the Fund’s net assets. The returns assume redemption at the end of each period and reinvestment of dividends. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no waiver of fees and/or reimbursement of expenses by the Adviser. This information represents past performance and past performance does not guarantee future results. The investment return and the principal value of an investment in this Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained at www.weitzfunds.com/performance/monthly.asp.

See page 4 for additional performance disclosures.

Performance information does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance of the Nebraska Tax-Free Income Fund (the “Fund”) is measured from October 1, 1985, the inception of Weitz Income Partners Limited Partnership (the “Partnership”). As of December 29, 2006, the Fund succeeded to substantially all of the assets of the Partnership. The investment objectives, policies and restrictions of the Fund are materially equivalent to those of the Partnership and the Partnership was managed at all times with full investment authority by Wallace R. Weitz & Company. The performance information includes performance for the period before the Fund became an investment company registered with the Securities and Exchange Commission. During this period, the Partnership was not registered under the Investment Company Act of 1940 and, therefore, was not subject to certain investment or other restrictions or requirements imposed by the 1940 Act or the Internal Revenue Code. If the Partnership had been registered under the 1940 Act during this period, the Partnership’s performance might have been adversely affected.

weitzfunds.com 45

NEBRASKA TAX-FREE INCOME FUND
PORTFOLIO PROFILE • (UNAUDITED)

Sector Breakdown
Power	22.0%
Higher Education	20.1
Water/Sewer	11.2
Hospital	8.8
General	7.0
Lease	3.6
Airport/Transportation	3.6
Highway	1.1
Housing	0.9
Total Revenue	78.3
City/Subdivision	7.7
School District	5.8
County	2.9
State/Commonwealth	2.7
Total General Obligation	19.1
Escrow/Pre-Refunded	0.2
Short-Term Securities/Other	2.4
Net Assets	100.0%

State Breakdown
Nebraska	81.4%
Commonwealth of Puerto Rico	3.9
Illinois	2.6
Florida	2.4
Wisconsin	1.7
Ohio	1.2
Virginia	1.2
Arizona	1.2
Hawaii	1.1
North Dakota	0.9
Minnesota	0.0
Short-Term Securities/Other	2.4
Net Assets	100.0%

Financial Attributes
Average Maturity	6.5 years
Average Duration	3.5 years
Average Coupon	4.1%
30-Day SEC Yield at 3-31-11	2.2%
Municipals exempt from federal and Nebraska income taxes	Approx. 85%
Municipals subject to alternative minimum tax	Approx. 4%

46 Weitz Funds

NEBRASKA TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS • MARCH 31, 2011

MUNICIPAL BONDS — 97.6%	Principal amount	Value
Arizona — 1.2%
Mesa, Highway Project Advancement Notes, Revenue, Series 2009
3.5%, 7/01/15	$1,000,000	$1,027,580
Florida — 2.4%
Greater Orlando, Aviation Authority, Revenue, Series 2009A, AMT
6.0%, 10/01/16	1,000,000	1,136,410
Miami, Dade County, Aviation Revenue, Series 2010A
4.25%, 10/01/18	1,000,000	1,024,210
		2,160,620
Hawaii — 1.1%
State of Hawaii, Airports System Revenue, Refunding, Series 2010B, AMT
3.0%, 7/01/12	1,000,000	1,020,010
Illinois — 2.6%
Elgin, General Obligation, Refunding, Series 2003
5.125%, 12/15/14	1,020,000	1,084,831
Illinois Finance Authority, Revenue, Series 2009A,
Northwestern Memorial Hospital
5.0%, 8/15/17	245,000	270,529
Illinois Health Facility Authority, Revenue, Series A, Evangelical
Hospital Corp., Escrowed to Maturity
6.75%, 4/15/12	85,000	87,547
Springfield, Water Revenue, Series 2004
5.25%, 3/01/19	800,000	839,616
		2,282,523
Minnesota — 0.0%
Minnesota State Housing Financial Agency, Single Family
Mortgage, Series D
6.0%, 1/01/16	15,000	15,035
Nebraska —81.4%
Adams County, Hospital Authority #1, Revenue, Mary Lanning
Memorial Hospital Project, Radian Insured
4.25%, 12/15/16	250,000	255,632
4.4%, 12/15/17	250,000	255,080
5.3%, 12/15/18	700,000	700,308
Bellevue, Development Revenue, Bellevue University Project
Refunding, Series 2010B, 0.7%, 6/01/11	600,000	599,964
Series 2010A, 2.75%, 12/01/15	1,000,000	1,014,610
Blair, Water System Revenue, Bond Anticipation Notes, AMT
Series B, 4.65%, 6/15/12	500,000	501,240
Cornhusker Public Power District, Electric Revenue,
Refunding, Series 2010
0.75%, 7/01/12	660,000	659,703
2.4%, 7/01/17	400,000	394,496
Dawson County, Lexington Public School District #001,
General Obligation, Refunding
1.75%, 12/15/12	355,000	357,797
2.15%, 12/15/13	490,000	498,619
Dawson Public Power District, Electric Revenue, Series 2010B
2.25%, 12/15/17	125,000	121,404
2.75%, 12/15/19	100,000	95,543
Douglas County, Educational Facility Revenue,
Creighton University Project
Refunding, Series 2010A, 5.0% 7/01/16	430,000	464,950
Series 2005A, FGIC Insured, 3.5%, 9/01/12	255,000	262,964
Douglas County, Hospital Authority #1, Revenue, Refunding,
Alegent Health - Immanuel, AMBAC Insured
5.125%, 9/01/17	250,000	245,638
Quality Living Inc. Project
4.7%, 10/01/17	255,000	208,582

	Principal amount	Value
Douglas County, Hospital Authority #2, Revenue,
Boys Town Project
4.75%, 9/01/28	$500,000	$486,690
Children’s Hospital Obligated Group
5.25%, 8/15/20	1,000,000	1,036,050
5.5%, 8/15/21	1,430,000	1,487,486
Nebraska Medical Center Project
5.0%, 11/15/14	380,000	408,025
5.0%, 11/15/15	295,000	317,544
Douglas County, Hospital Authority #3, Revenue, Refunding
Nebraska Methodist Health System
5.5%, 11/01/18	500,000	533,125
Douglas County, Elkhorn Public School District #10, Series 2010B
3.0%, 6/15/16	525,000	540,572
Douglas County, Millard Public School District #17, Refunding
FSA Insured, 4.0%, 11/15/13	500,000	524,635
4.0%, 6/15/17	750,000	785,183
Douglas County, Zoo Facility Revenue, Refunding,
Omaha’s Henry Doorly Zoo Project
4.2%, 9/01/16	600,000	629,952
4.75%, 9/01/17	200,000	211,408
Grand Island, Electric Revenue, MBIA Insured
5.0%, 8/15/14	500,000	504,745
5.125%, 8/15/16	500,000	504,895
Grand Island, Public Safety, Tax Anticipation Bonds, AMBAC Insured
4.1%, 9/01/14	480,000	486,878
Grand Island, Sanitary Sewer Revenue, Refunding, FSA Insured
3.3%, 4/01/13	870,000	871,836
3.45%, 4/01/14	650,000	651,261
Hastings, Electric System Revenue, Refunding, FSA Insured
5.0%, 1/01/19	750,000	752,490
La Vista, General Obligation, Refunding, Series 2009
2.5%, 11/15/15	415,000	418,660
3.0%, 11/15/17	640,000	636,602
Lancaster County, Hospital Authority #1, Revenue, Refunding,
Bryan LGH Medical Center
Series A, 5.0%, 6/01/16	500,000	522,580
Series A, 5.0%, 6/01/17	500,000	517,000
Lincoln, Certificates of Participation
Series 2010A, 2.4%, 3/15/17	395,000	392,606
Lincoln, Electric System Revenue, Refunding
5.0%, 9/01/18	1,000,000	1,104,010
Lincoln, General Obligation, Highway Allocation Fund
4.0%, 5/15/23	1,000,000	1,014,310
Lincoln, Parking Revenue, Refunding, Series 2011
3.25%, 8/15/18	440,000	446,402
Lincoln, Sanitary Sewer Revenue, Refunding, MBIA Insured
5.0%, 6/15/16	885,000	951,649
Lincoln, Water Revenue
5.0%, 8/15/22	800,000	814,280
Lincoln County, North Platte School District #001,
General Obligation, Refunding
2.0%, 12/15/13	770,000	784,199
Municipal Energy Agency of Nebraska, Power Supply System Revenue,
Refunding, Series A
AMBAC Insured, 5.0%, 4/01/13	380,000	393,783
BHAC Insured, 5.0%, 4/01/20	500,000	550,220
Nebraska Educational Financial Authority, Revenue, Refunding
Hastings College Project
5.05%, 12/01/23	500,000	498,575
Nebraska Wesleyan University Project, Series 2002, Radian Insured
5.0%, 4/01/16	100,000	101,108
5.15%, 4/01/22	1,000,000	969,800

The accompanying notes form an integral part of these financial statements.	weitzfunds.com 47

NEBRASKA TAX-FREE INCOME FUND
SCHEDULE OF INVESTMENTS • (CONTINUED)

	Principal amount	Value
Nebraska Investment Finance Authority, Clean Water State
Revolving Fund, Series 2010#
0.7%, 6/15/11	$2,085,000	$2,085,000
Nebraska Investment Financial Authority, Revenue,
Drinking Water State Revolving Fund
Series 2001A, 5.15%, 1/01/16	200,000	201,564
Series 2010A, 4.0%, 7/01/25	750,000	730,853
Nebraska Investment Financial Authority, Health Facility Revenue,
Hospital Revenue, Great Plains Regional Medical Center Project,
Radian Insured
5.0%, 11/15/14	250,000	256,498
Nebraska Investment Financial Authority, Single Family Housing
Revenue, Series C, AMT
4.05%, 3/01/12	235,000	238,635
4.05%, 9/01/12	285,000	291,250
4.125%, 3/01/13	305,000	312,713
Nebraska Public Power District, Revenue
2003 Series A, 5.0%, 1/01/20	230,000	240,258
2005 Series B-2, 5.0%, 1/01/16	1,000,000	1,102,120
2007 Series B, 5.0%, 1/01/15	885,000	981,111
2007 Series B, 5.0%, 1/01/21	1,000,000	1,073,050
2008 Series B, 5.0%, 1/01/18	800,000	890,352
2010 Series C, 4.25%, 1/01/17	500,000	538,515
Nebraska State Colleges Facility Corp., Deferred Maintenance Revenue,
MBIA Insured
4.25%, 7/15/15	405,000	436,554
5.0%, 7/15/16	200,000	222,866
4.0%, 7/15/17	200,000	209,638
Nebraska Utilities Corp., Revenue, University of Nebraska
Lincoln Project
5.25%, 1/01/19	750,000	777,495
Omaha, General Obligation, Refunding
3.75%, 6/01/14	1,000,000	1,084,520
5.25%, 10/15/19	250,000	289,525
Omaha, Public Facilities Corp., Lease Revenue,
Omaha Baseball Stadium Project
Series 2009, 5.0%, 6/01/23	770,000	817,809
Series 2010, 4.125%, 6/01/29	650,000	580,873
Rosenblatt Stadium Project, Series C
3.9%, 10/15/17	235,000	248,907
3.95%, 10/15/18	240,000	250,519
Omaha Public Power District, Electric Revenue
Series A, Escrowed to Maturity
7.625%, 2/01/12	115,000	121,023
Series A, 4.25%, 2/01/18	1,650,000	1,736,922
Series A, 4.1%, 2/01/19	1,000,000	1,047,670
Series B, FGIC Insured, 4.75%, 2/01/36	1,000,000	927,070
Series C, 5.5%, 2/01/14	220,000	232,643
Omaha, Sanitary Sewer Revenue, MBIA Insured
4.0%, 11/15/12	520,000	547,830
4.0%, 11/15/14	250,000	272,765
Omaha, Special Tax, Revenue, Heritage Development Project,
Series 2004
5.0%, 10/15/17	1,090,000	1,201,485
Papillion-La Vista, Sarpy County School District #27,
General Obligation
Refunding, Series 2009A,
3.15%, 12/01/17	930,000	949,353
Series 2009, 5.0%, 12/01/28	500,000	508,565

	Principal amount	Value
Papillion, Water System Revenue, Bond Anticipation Notes
Series C, 3.0%, 6/15/11	$500,000	$500,995
Series 2010, 1.65%, 6/15/13	1,000,000	1,000,770
Plattsmouth, General Obligation, Promissory Notes,
Series 2010
0.9%, 9/15/12	445,000	444,306
Public Power Generation Agency, Revenue, Whelan Energy
Center Unit 2, Series A
AGC-ICC AMBAC Insured, 5.0%, 1/01/19	1,260,000	1,354,198
AMBAC Insured, 5.0%, 1/01/18	750,000	795,255
AMBAC Insured, 5.0%, 1/01/26	800,000	791,712
Sarpy County, Recovery Zone Facility Certificates of Participation,
Series 2010
2.35%, 12/15/18	155,000	145,464
2.6%, 12/15/19	135,000	124,812
Sarpy County, General Obligation, Sanitary & Improvement
District #111, Stoneybrook
5.9%, 3/15/13	300,000	300,651
Southern Nebraska Public Power District, Electric System Revenue,
AMBAC Insured
4.625%, 9/15/21	1,000,000	1,041,330
State of Nebraska, Certificates of Participation
Series 2009B, 2.1%, 8/01/13	590,000	597,829
Series 2009C, 2.0%, 11/01/13	700,000	703,213
Series 2010B, 1.2%, 9/15/14	1,230,000	1,215,892
Series 2011A, 1.0%, 4/15/13	310,000	309,027
University of Nebraska, Facilities Corp.
Deferred Maintenance Revenue
Series 2006, 5.0%, 7/15/18	830,000	919,408
Series 2009, 2.0%, 7/15/11	1,000,000	1,005,050
Lease Rental Revenue
NCTA Education Center/Student Housing Project,
Series 2011, 3.75%, 6/15/2019	285,000	290,788
UNMC OPPD Exchange Project,
Series 2010, 2.75%, 2/15/16	1,185,000	1,221,474
UNMC Research Center Project,
Series 2002, 5.0%, 2/15/15	500,000	516,805
UNMC Sorell Center Project,
Series 2006, 4.0%, 4/15/11	1,000,000	1,001,450
University of Nebraska, University Revenue,
Lincoln Memorial Stadium Project, Refunding, Series 2004A
5.0%, 11/01/19	2,160,000	2,297,786
Lincoln Parking Project, Refunding, Series 2005
4.0%, 6/01/17	1,070,000	1,136,115
4.5%, 6/01/20	500,000	522,605
Lincoln Student Fees and Facilities
4.6%, 7/01/17	570,000	591,255
5.0%, 7/01/23	1,000,000	1,053,370
Omaha Health & Recreation Project
4.05%, 5/15/19	390,000	414,274
5.0%, 5/15/33	700,000	701,624
Omaha Student Facilities Project
4.5%, 5/15/16	565,000	632,936
5.0%, 5/15/27	800,000	824,176
Wheat Belt Public Power District, Electric System Revenue,
Series 2009B
3.2%, 9/01/16	330,000	334,108
3.4%, 9/01/17	415,000	418,096

48 Weitz Funds	The accompanying notes form an integral part of these financial statements.

	Principal amount	Value
York County, Hospital Authority #1, Revenue, Refunding,
Hearthstone Project
2.2%, 6/01/12	$200,000	$201,916
2.7%, 6/01/13	150,000	152,146
York County, York Public School District #12, Refunding, Series 2010
0.75%, 12/15/12	220,000	218,513
		72,670,389
North Dakota — 0.9%
Grand Forks, Sales Tax Revenue, Refunding, Series 2005A
5.0%, 12/15/21	795,000	818,405
Ohio — 1.2%
Akron, General Obligation, Series 2003
5.0%, 12/01/17	1,030,000	1,108,960
Puerto Rico — 3.9%
Commonwealth, General Obligation, Refunding
FGIC Insured, 5.5%, 7/01/11	990,000	1,000,850
Series A, Assured Guaranty Insured
5.0%, 7/01/15	845,000	904,429
Electric Power Authority Revenue, Series RR, FSA Insured
5.0%, 7/01/20	1,000,000	1,021,790
Municipal Finance Agency, General Obligation, 2002 Series A,
FSA Insured, 5.25%, 8/01/16	500,000	510,115
		3,437,184

	Principal amount	Value
Virginia — 1.2%
Chesterfield County, General Obligation, Refunding, Series 2005B
5.0%, 1/01/17	$975,000	$1,086,121
Wisconsin — 1.7%
Milwaukee County, General Obligation, Refunding, Series 2005A
5.0%, 12/01/20	1,405,000	1,496,578
Total Municipal Bonds
(Cost $86,145,207)		87,123,405

SHORT-TERM SECURITIES — 1.7%	Shares	Value
Wells Fargo National Advantage Tax-Free Money Market Fund -
Institutional Class 0.09%(a)
(Cost $1,515,332)	1,515,332	1,515,332
Total Investments in Securities
(Cost $87,660,539)		88,638,737
Other Assets Less Other Liabilities — 0.7%		633,764
Net Assets — 100.0%		$89,272,501
Net Asset Value Per Share		$10.09

#	Illiquid and/or restricted security that has been fair valued.
(a)	Rate presented represents the annualized 7-day yield at March 31, 2011.

The accompanying notes form an integral part of these financial statements.	weitzfunds.com 49

GOVERNMENT MONEY MARKET FUND
PORTFOLIO MANAGER’S DISCUSSION & ANALYSIS

Portfolio Manager: Thomas D. Carney

The Government Money Market Fund ended the first quarter with a 7-day effective yield of 0.02%. (An investment in the Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will be able to maintain a stable net asset value. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.)

Investors and savers in money market funds or savings accounts received no reprieve in the first quarter from record low short-term interest rates that have persisted for over two years running. Once again, returns to savers in investment vehicles like money market funds, bank savings accounts and short-term CDs remained frustratingly close to zero. Our Fund’s 7-day effective yield declined in the first quarter to 0.02% from 0.06% at December 31.

Despite continued evidence of economic stabilization (e.g. continued job gains in each of the last six months after nearly 2 years of job losses), the Federal Open Market Committee (FOMC) of the Federal Reserve continues to keep the Fed Funds rate (the overnight lending rate between banks, which is controlled by the Federal Reserve) at “exceptionally low levels” as a means to further economic recovery. The Fed has maintained this target range for the Fed Funds rate at zero to 0.25% since December 2008.

In the minutes released by the Federal Reserve subsequent to their periodic meetings to discuss interest rate policy (twice in the first quarter), it appears the Fed is becoming incrementally more confident in the recovery and a little more concerned about inflation. Commodity prices have risen dramatically as everyone’s grocery and gas expenses can attest. At the moment it appears the Fed views commodity price inflation as “transitory” but will be monitoring inflation statistics and consumer inflation expectations over the next several months. Rising inflation data, particularly “core” inflation (exclusive of food and energy), could prompt the Fed to begin raising short-term interest rates to prevent inflation from becoming a hindrance to economic expansion.

The Fed Funds rate affects all investments within the opportunity set of our Fund. We invest in ultra-high quality, short-term investments (e.g. U.S. Treasury bills and government agency discount notes) that have a weighted average maturity of less than 60 days (down from 90 days since June 30, 2010). As a result, our yield has invariably followed the path dictated by the Federal Reserve’s monetary policy as we frequently reinvest maturing bills and notes in these short-term instruments. As of December 31, 2010, 99% of our portfolio was invested in U.S. Treasury bills. The average life of our portfolio at March 31, 2011, was approximately 53 days.

When the Fed changes from its current course and begins to raise short-term rates, our Fund will quickly benefit as we frequently reinvest maturing securities. In the meantime, we will continue to seek opportunities to add incremental return to our Fund’s yield while maintaining our focus on high credit quality.

Despite today’s low yield environment, our Fund remains a sensible option for those investors whose primary objective is the maintenance of liquidity and the preservation of capital.

Sector Breakdown
U.S. Treasury	98.9%
Government Money Market Fund	0.9
Treasury Money Market Fund	0.1
Other Assets Less Other Liabilities	0.1
100.0%

50 Weitz Funds

GOVERNMENT MONEY MARKET FUND
SCHEDULE OF INVESTMENTS • MARCH 31, 2011

U.S. TREASURY — 98.9%%†	Principal amount	Value
U.S. Treasury Bill
0.14% 4/07/11	$6,000,000	$5,999,865
0.10% 4/21/11	25,000,000	24,998,611
0.07% 4/28/11	10,000,000	9,999,475
0.09% 6/23/11	18,000,000	17,996,265
0.10% 6/30/11	22,000,000	21,994,500
Total U.S. Treasury		80,988,716

SHORT-TERM
SECURITIES — 1.0%	Shares	Value
Wells Fargo Advantage Government Money Market Fund -
Institutional Class 0.01%(a)	779,557	$779,557
Wells Fargo Advantage 100% Treasury Money Market Fund -
Service Class 0.01%(a)	52,556	52,556
Total Short-Term Securities		832,113
Total Investments in Securities
(Cost $81,820,829)		81,820,829
Other Assets Less Other Liabilities — 0.1%		90,888
Net Assets — 100.0%		$81,911,717
Net Asset Value Per Share		$1.00

†	Interest rates presented represent the yield to maturity at the date of purchase.
(a)	Rate presented represents the annualized 7-day yield at March 31, 2011.

The accompanying notes form an integral part of these financial statements.	weitzfunds.com 51

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2011

(In U.S. dollars, except share data)	Value	Partners Value	Partners III	Research	Hickory	Balanced	Short - Intermediate Income	Nebraska Tax-Free Income	Government Money Market
Assets:
Investments in securities at value:
Unaffiliated issuers*	954,216,284	759,914,311	471,541,270	11,246,524	325,496,573	85,457,869	1,163,725,503	88,638,737	81,820,829
Controlled affiliates*	—	—	3,972,500	—	—	—	—	—	—
	954,216,284	759,914,311	475,513,770	11,246,524	325,496,573	85,457,869	1,163,725,503	88,638,737	81,820,829
Accrued interest and
dividends receivable	1,001,658	573,093	296,176	5,846	279,294	183,718	8,378,744	962,583	7
Due from broker	—	—	68,341,086	—	—	—	—	—	—
Receivable for securities sold	23,944,225	5,115,963	682,322	—	1,238,814	—	—	—	—
Receivable for fund shares sold	4,655,322	1,219,053	1,047,728	—	181,721	14	2,866,112	40,000	115,500
Total assets	983,817,489	766,822,420	545,881,082	11,252,370	327,196,402	85,641,601	1,174,970,359	89,641,320	81,936,336
Liabilities:
Due to adviser	1,103,022	831,633	458,855	8,373	367,617	91,974	725,026	66,469	23,927
Options written, at value†	—	—	27,500	—	27,500	23,250	447,500	—	—
Payable for securities purchased	9,977,988	10,884,752	18,857,476	—	4,105,926	370,994	8,719,086	—	—
Payable for fund shares redeemed	1,451,392	508,379	140,872	—	67,308	17,606	1,214,790	302,350	560
Securities sold short#	—	—	64,954,600	—	—	—	—	—	—
Other	—	—	1,544	—	—	—	—	—	132
Total liabilities	12,532,402	12,224,764	84,440,847	8,373	4,568,351	503,824	11,106,402	368,819	24,619
Net assets applicable to
shares outstanding	971,285,087	754,597,656	461,440,235	11,243,997	322,628,051	85,137,777	1,163,863,957	89,272,501	81,911,717
Composition of net assets:
Paid-in capital	1,025,351,223	797,339,494	359,205,265	10,022,115	330,658,463	82,342,809	1,138,702,105	88,157,844	81,911,052
Accumulated undistributed net
investment income (loss)	2,151,515	—	—	313	—	199,568	480,780	94,736	—
Accumulated net realized gain (loss)	(190,143,067)	(144,063,675)	6,826,910	154,618	(67,493,942)	(8,113,412)	(913,711)	41,723	665
Net unrealized appreciation
(depreciation) of investments	133,925,416	101,321,837	95,408,060	1,066,951	59,463,530	10,708,812	25,594,783	978,198	—
Total net assets applicable to
shares outstanding	971,285,087	754,597,656	461,440,235	11,243,997	322,628,051	85,137,777	1,163,863,957	89,272,501	81,911,717
Total shares outstanding
(indefinite number of no par
value shares authorized)	32,305,533	34,217,814	36,538,432	1,083,572	7,846,285	7,248,932	93,934,799	8,843,994	81,911,052
Net asset value, offering and
redemption price per share
of shares outstanding	30.07	22.05	12.63	10.38	41.12	11.74	12.39	10.09	1.00
* Cost of investments in securities:
Unaffiliated issuers	820,290,868	658,592,474	374,716,948	10,179,573	266,179,260	74,751,931	1,138,273,208	87,660,539	81,820,829
Controlled affiliates	—	—	2,899,379	—	—	—	—	—	—
	820,290,868	658,592,474	377,616,327	10,179,573	266,179,260	74,751,931	1,138,273,208	87,660,539	81,820,829
† Premiums from options written	—	—	173,717	—	173,717	26,124	589,988	—	—
# Proceeds from short sales	—	—	62,319,000	—	—	—	—	—	—

52 Weitz Funds	The accompanying notes form an integral part of these financial statements.

STATEMENTS OF OPERATIONS
YEAR ENDED MARCH 31, 2011

(In U.S. dollars)	Value	Partners Value	Partners III	Research(a)	Hickory	Balanced	Short - Intermediate Income	Nebraska Tax-Free Income	Government Money Market
Investment income:
Dividends:
Unaffiliated issuers*	12,762,501	6,028,855	2,707,992	23,329	1,661,991	775,434	839,929	—	—
Interest	631,216	122,164	84,213	206	63,691	899,320	24,733,774	2,891,436	125,240
Total investment income	13,393,717	6,151,019	2,792,205	23,535	1,725,682	1,674,754	25,573,703	2,891,436	125,240
Expenses:
Investment advisory fee	9,301,659	6,484,642	3,214,012	25,802	2,596,560	632,876	3,838,730	359,554	370,229
Administrative fee	1,082,823	837,316	421,661	6,478	383,194	146,423	1,424,426	163,479	164,721
Custodial fees	21,612	17,348	12,766	870	13,078	5,558	17,494	3,015	4,075
Dividend expense on securities
sold short	—	—	522,797	—	—	—	—	—	—
Interest expense	—	—	477,021	—	—	—	—	—	—
Professional fees	89,127	67,913	50,756	26,599	38,411	25,112	96,346	26,032	45,120
Registration fees	48,411	50,191	28,174	3,426	34,708	22,273	197,492	15,403	20,613
Sub-transfer agent fees	279,521	121,443	51,739	7,788	131,732	34,075	143,695	27,673	35,621
Trustees fees	93,677	64,722	31,341	239	25,201	7,973	96,799	9,244	9,286
Other expenses	325,372	196,938	57,174	3,583	78,704	36,284	330,669	50,468	29,084
	11,242,202	7,840,513	4,867,441	74,785	3,301,588	910,574	6,145,651	654,868	678,749
Less expenses reimbursed
by investment adviser	—	—	—	(51,563)	—	—	—	—	(610,062)
Net expenses	11,242,202	7,840,513	4,867,441	23,222	3,301,588	910,574	6,145,651	654,868	68,687
Net investment income (loss)	2,151,515	(1,689,494)	(2,075,236)	313	(1,575,906)	764,180	19,428,052	2,236,568	56,553
Realized and unrealized gain
(loss) on investments:
Net realized gain (loss):
Unaffiliated issuers	102,983,432	64,608,327	44,524,603	175,075	33,434,855	5,592,026	4,312,840	54,886	665
Options written	2,502,921	1,628,046	696,531	—	622,790	31,957	—	—	—
Securities sold short	—	—	3,789,188	—	—	—	—	—	—
Net realized gain (loss)	105,486,353	66,236,373	49,010,322	175,075	34,057,645	5,623,983	4,312,840	54,886	665
Net unrealized appreciation
(depreciation):
Unaffiliated issuers	23,124,807	60,765,606	40,075,274	217,099	35,804,222	2,543,561	6,402,701	(765,836)	—
Controlled affiliates	—	—	1,180,400	—	—	—	—	—	—
Options written	(590,464)	(107,433)	133,082	—	142,470	2,874	142,488	—	—
Securities sold short	—	—	(12,175,584)	—	—	—	—	—	—
Net unrealized appreciation
(depreciation)	22,534,343	60,658,173	29,213,172	217,099	35,946,692	2,546,435	6,545,189	(765,836)	—
Net realized and unrealized
gain (loss) on investments	128,020,696	126,894,546	78,223,494	392,174	70,004,337	8,170,418	10,858,029	(710,950)	665
Net increase (decrease) in
net assets resulting
from operations	130,172,211	125,205,052	76,148,258	392,487	68,428,431	8,934,598	30,286,081	1,525,618	57,218
* Foreign taxes withheld	1,650	—	—	—	—	—	—	—	—

(a)	Initial offering of shares on December 31, 2010 (See Note 1).

The accompanying notes form an integral part of these financial statements.	weitzfunds.com 53

STATEMENTS OF CHANGES IN NET ASSETS

(In U.S. dollars, except share data)	Value		Partners Value		Partners III		Research
	Year ended March 31,		Year ended March 31,		Year ended March 31,		Three months ended March 31,
	2011	2010	2011	2010	2011	2010	2011(a)
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	2,151,515	(2,691,083)	(1,689,494)	(2,851,516)	(2,075,236)	(2,151,940)	313
Net realized gain (loss)	105,486,353	(130,524,291)	66,236,373	(43,975,020)	49,010,322	(6,920,327)	175,075
Net unrealized appreciation
(depreciation)	22,534,343	524,860,429	60,658,173	277,100,619	29,213,172	108,281,364	217,099
Net increase (decrease)
in net assets resulting
from operations	130,172,211	391,645,055	125,205,052	230,274,083	76,148,258	99,209,097	392,487
Distributions to shareholders from:
Net investment income	—	(2,460,543)	—	(402,905)	—	—	—
Net realized gains	—	—	—	—	—	—	—
Total distributions	—	(2,460,543)	—	(402,905)	—	—	—
Fund share transactions:*
Proceeds from sales	55,309,056	54,261,130	194,896,173	61,041,848	148,377,615	29,270,519	2,178,973
Proceeds from shares
issued in connection
with reorganization(a)	—	—	—	—	—	—	8,836,618
Payments for redemptions	(191,772,577)	(230,303,133)	(187,610,915)	(100,223,215)	(37,878,439)	(8,596,125)	(164,081)
Reinvestment of distributions	—	2,340,752	—	346,346	—	—	—
Net increase (decrease) from
fund share transactions	(136,463,521)	(173,701,251)	7,285,258	(38,835,021)	110,499,176	20,674,394	10,851,510
Total increase (decrease) in
net assets	(6,291,310)	215,483,261	132,490,310	191,036,157	186,647,434	119,883,491	11,243,997
Net assets:
Beginning of period	977,576,397	762,093,136	622,107,346	431,071,189	274,792,801	154,909,310	—
End of period	971,285,087	977,576,397	754,597,656	622,107,346	461,440,235	274,792,801	11,243,997
Undistributed net investment
income (loss)	2,151,515	—	—	(27,820)	—	(11,440)	313
*Transactions in fund shares:
Shares issued	2,057,373	2,500,036	10,134,988	3,959,200	13,093,455	3,355,546	216,038
Shares issued in connection
with reorganization(a)	—	—	—	—	—	—	883,662
Shares redeemed	(7,147,413)	(10,307,156)	(10,029,129)	(6,495,709)	(3,629,494)	(1,029,772)	(16,128)
Reinvested dividends	—	119,365	—	25,392	—	—	—
Net increase (decrease) in
shares outstanding	(5,090,040)	(7,687,755)	105,859	(2,511,117)	9,463,961	2,325,774	1,083,572

(a)	Initial offering of shares on December 31, 2010 (See Note 1).

54 Weitz Funds	The accompanying notes form an integral part of these financial statements.

Hickory		Balanced		Short-Intermediate Income		Nebraska Tax-Free Income		Government Money Market
Year ended March 31,		Year ended March 31,		Year ended March 31,		Year ended March 31,		Year ended March 31,
2011	2010	2011	2010	2011	2010	2011	2010	2011	2010

(1,575,906)	(1,367,478)	764,180	754,691	19,428,052	12,795,145	2,236,568	2,088,429	56,553	93,304
34,057,645	(18,045,167)	5,623,983	(1,904,511)	4,312,840	2,164,813	54,886	51,876	665	3,686

35,946,692	99,341,106	2,546,435	21,847,362	6,545,189	18,323,578	(765,836)	1,243,536	—	—

68,428,431	79,928,461	8,934,598	20,697,542	30,286,081	33,283,536	1,525,618	3,383,841	57,218	96,990

—	—	(707,093)	(802,894)	(23,440,657)	(13,111,833)	(2,184,463)	(2,078,079)	(56,553)	(93,304)
—	—	—	—	—	—	—	—	(3,686)	(74,672)
—	—	(707,093)	(802,894)	(23,440,657)	(13,111,833)	(2,184,463)	(2,078,079)	(60,239)	(167,976)

132,202,914	15,094,154	8,484,280	12,582,722	851,847,983	590,503,439	22,173,798	25,025,504	89,161,977	58,555,267

—	—	—	—	—	—	—	—	—	—
(84,119,185)	(22,719,496)	(10,232,676)	(7,437,919)	(389,407,165)	(132,616,357)	(15,753,573)	(6,717,487)	(90,665,139)	(82,660,884)
—	—	689,245	780,979	22,552,885	11,949,596	1,597,594	1,712,320	54,978	155,428

48,083,729	(7,625,342)	(1,059,151)	5,925,782	484,993,703	469,836,678	8,017,819	20,020,337	(1,448,184)	(23,950,189)

116,512,160	72,303,119	7,168,354	25,820,430	491,839,127	490,008,381	7,358,974	21,326,099	(1,451,205)	(24,021,175)

206,115,891	133,812,772	77,969,423	52,148,993	672,024,830	182,016,449	81,913,527	60,587,428	83,362,922	107,384,097
322,628,051	206,115,891	85,137,777	77,969,423	1,163,863,957	672,024,830	89,272,501	81,913,527	81,911,717	83,362,922

—	(11,372)	199,568	132,638	480,780	479,688	94,736	42,631	—	—

3,834,573	561,795	773,461	1,319,377	68,608,240	48,857,849	2,157,493	2,466,888	89,161,977	58,555,267
—	—	—	—	—	—	—	—	—	—
(2,476,376)	(859,995)	(949,145)	(798,960)	(31,346,052)	(10,936,010)	(1,542,633)	(660,037)	(90,665,139)	(82,660,884)
—	—	61,976	80,836	1,820,686	989,375	156,516	169,215	54,978	155,428

1,358,197	(298,200)	(113,708)	601,253	39,082,874	38,911,214	771,376	1,976,066	(1,448,184)	(23,950,189)

The accompanying notes form an integral part of these financial statements.	weitzfunds.com 55

STATEMENT OF CASH FLOWS
PARTNERS III OPPORTUNITY FUND

Year Ended March 31, 2011
Increase (decrease) in cash:
Cash flows from operating activities:
Net increase in net assets from operations	$76,148,258
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of investment securities	(208,482,784)
Proceeds from sale of investment securities	173,273,494
Proceeds from securities sold short	22,134,987
Short positions covered	(13,713,783)
Purchase of short-term investment securities, net	(76,161,115)
Decrease in accrued interest and dividends receivable	62,007
Increase in receivable for securities sold	(333,522)
Decrease in receivable for fund shares sold	1,250,464
Decrease in other liabilities	(425)
Increase in payable for securities purchased	13,604,431
Increase in payable for fund shares redeemed	120,872
Increase in due to adviser	161,898
Net unrealized appreciation on investments, options and short sales	(29,213,172)
Net realized gain on investments, options and short sales	(49,010,322)
Net cash used in operating activities	(90,158,712)
Cash flows from financing activities:
Proceeds from sales of fund shares	148,377,615
Payments for redemptions of fund shares	(37,878,439)
Increase in due from broker	(20,340,464)
Net cash provided by financing activities	90,158,712
Net increase (decrease) in cash	—
Cash:
Balance, beginning of period	—
Balance, end of period	$—
Supplemental disclosure of cash flow information:
Cash payments for interest	$477,446

56 Weitz Funds	The accompanying notes form an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share outstanding throughout the periods indicated.

	Year ended March 31,
Value Fund	2011	2010	2009	2008	2007
Net asset value, beginning of period	$26.14	$16.90	$27.74	$40.09	$36.33
Income (loss) from investment operations:
Net investment income (loss)	0.07	(0.07)	0.07	0.28	0.28
Net gain (loss) on securities (realized and unrealized)	3.86	9.37	(10.72)	(7.94)	6.31
Total from investment operations	3.93	9.30	(10.65)	(7.66)	6.59
Less distributions:
Dividends from net investment income	—	(0.06)	(0.19)	(0.28)	(0.28)
Distributions from realized gains	—	—	—	(4.41)	(2.55)
Total distributions	—	(0.06)	(0.19)	(4.69)	(2.83)
Net asset value, end of period	$30.07	$26.14	$16.90	$27.74	$40.09
Total return	15.0%	55.1%	(38.6% )	(21.2% )	18.3%
Ratios/supplemental data:
Net assets, end of period ($000)	971,285	977,576	762,093	1,767,828	3,121,782
Ratio of expenses to average net assets	1.21%	1.22%	1.20%	1.15%	1.13%
Ratio of net investment income (loss) to average net assets	0.23%	(0.29% )	0.20%	0.69%	0.71%
Portfolio turnover rate	46%	19%	19%	22%	29%

	Year ended March 31,
Partners Value Fund	2011	2010	2009	2008	2007
Net asset value, beginning of period	$18.24	$11.77	$17.33	$24.53	$23.52
Income (loss) from investment operations:
Net investment income (loss)	(0.05)	(0.08)	0.01	0.07	0.10
Net gain (loss) on securities (realized and unrealized)	3.86	6.56	(5.55)	(4.67)	4.24
Total from investment operations	3.81	6.48	(5.54)	(4.60)	4.34
Less distributions:
Dividends from net investment income	—	(0.01)	(0.02)	(0.10)	(0.14)
Distributions from realized gains	—	—	—	(2.50)	(3.19)
Total distributions	—	(0.01)	(0.02)	(2.60)	(3.33)
Net asset value, end of period	$22.05	$18.24	$11.77	$17.33	$24.53
Total return	20.9%	55.1%	(32.0% )	(20.7% )	19.1%
Ratios/supplemental data:
Net assets, end of period ($000)	754,598	622,107	431,071	1,220,445	2,023,837
Ratio of expenses to average net assets	1.21%	1.21%	1.19%	1.15%	1.14%
Ratio of net investment income (loss) to average net assets	(0.26% )	(0.52% )	0.05%	0.29%	0.39%
Portfolio turnover rate	42%	30%	29%	24%	31%

The accompanying notes form an integral part of these financial statements.	weitzfunds.com 57

FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share outstanding throughout the periods indicated.

	Year ended March 31,
Partners III Opportunity Fund	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.15	$6.26	$8.55	$11.28	$10.25
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.08)	(0.04)	0.09	0.09
Net gain (loss) on securities (realized and unrealized)	2.54	3.97	(2.24)	(2.28)	1.58
Total from investment operations	2.48	3.89	(2.28)	(2.19)	1.67
Less distributions:
Dividends from net investment income	—	—	(0.01)	(0.10)	(0.09)
Distributions from realized gains	—	—	—	(0.44)	(0.55)
Total distributions	—	—	(0.01)	(0.54)	(0.64)
Net asset value, end of period	$12.63	$10.15	$6.26	$8.55	$11.28
Total return	24.4%	62.1%	(26.7% )	(20.1% )	16.4%
Ratios/supplemental data:
Net assets, end of period ($000)	461,440	274,793	154,909	259,079	323,238
Ratio of expenses to average net assets(a)	1.51%	1.79%	1.81%	1.54%	1.57%
Ratio of net investment income (loss) to average net assets	(0.64% )	(1.02% )	(0.43% )	0.86%	0.83%
Portfolio turnover rate	64%	54%	58%	51%	41%

Research Fund	Three months ended March 31, 2011(b)

Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income	—	#
Net gain on securities (realized and unrealized)	0.38
Total from investment operations	0.38
Less distributions:
Dividends from net investment income	—
Distributions from realized gains	—
Total distributions	—
Net asset value, end of period	$10.38
Total return	3.8	%†
Ratios/supplemental data:
Net assets, end of period ($000)	11,244
Ratio of net expenses to average net assets(c)	0.90	%*
Ratio of net investment income to average net assets	0.01	%*
Portfolio turnover rate	12	%†

*	Annualized
†	Not Annualized
#	Amount less than $0.01
(a)
Included in the expense ratio is 0.15%, 0.26%, 0.12%, 0.07% and 0.14% related to interest expense and 0.16%, 0.30%, 0.47%, 0.29% and 0.22% related to dividend expense on securities sold short for the periods ended March 31, 2011, 2010, 2009, 2008 and 2007, respectively.

(b)	Initial offering of shares on December 31, 2010 (See Note 1).
(c)	Absent expenses assumed by the Adviser, the annualized expense ratio would have been 2.89% for the period ended March 31, 2011.

58 Weitz Funds	The accompanying notes form an integral part of these financial statements.

The following financial information provides selected data for a share outstanding throughout the periods indicated.

	Year ended March 31,
Hickory Fund	2011	2010	2009	2008	2007
Net asset value, beginning of period	$31.77	$19.72	$30.53	$39.69	$34.21
Income (loss) from investment operations:
Net investment income (loss)	(0.20)	(0.21)	(0.04)	0.30	0.27
Net gain (loss) on securities (realized and unrealized)	9.55	12.26	(10.74)	(9.11)	5.42
Total from investment operations	9.35	12.05	(10.78)	(8.81)	5.69
Less distributions:
Dividends from net investment income	—	—	(0.03)	(0.35)	(0.21)
Distributions from realized gains	—	—	—	—	—
Total distributions	—	—	(0.03)	(0.35)	(0.21)
Net asset value, end of period	$41.12	$31.77	$19.72	$30.53	$39.69
Total return	29.4%	61.1%	(35.3% )	(22.3% )	16.6%
Ratios/supplemental data:
Net assets, end of period ($000)	322,628	206,116	133,813	256,669	386,062
Ratio of expenses to average net assets	1.27%	1.29%	1.28%	1.21%	1.20%
Ratio of net investment income (loss) to average net assets	(0.61% )	(0.79% )	(0.16% )	0.77%	0.74%
Portfolio turnover rate	67%	61%	28%	31%	42%

	Year ended March 31,
Balanced Fund	2011	2010	2009	2008	2007
Net asset value, beginning of period	$10.59	$7.71	$10.05	$12.20	$11.30
Income (loss) from investment operations:
Net investment income	0.11	0.11	0.13	0.23	0.16
Net gain (loss) on securities (realized and unrealized)	1.14	2.89	(2.33)	(1.65)	1.15
Total from investment operations	1.25	3.00	(2.20)	(1.42)	1.31
Less distributions:
Dividends from net investment income	(0.10)	(0.12)	(0.14)	(0.24)	(0.15)
Distributions from realized gains	—	—	—	(0.49)	(0.26)
Total distributions	(0.10)	(0.12)	(0.14)	(0.73)	(0.41)
Net asset value, end of period	$11.74	$10.59	$7.71	$10.05	$12.20
Total return	11.8%	39.0%	(21.9% )	(12.3% )	11.8%
Ratios/supplemental data:
Net assets, end of period ($000)	85,138	77,969	52,149	76,199	87,962
Ratio of expenses to average net assets	1.15%	1.17%	1.17%	1.12%	1.13%
Ratio of net investment income to average net assets	0.97%	1.14%	1.37%	1.97%	1.53%
Portfolio turnover rate	47%	45%	61%	44%	33%

The accompanying notes form an integral part of these financial statements.	weitzfunds.com 59

FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share outstanding throughout the periods indicated.

	Year ended March 31,
Short-Intermediate Income Fund	2011	2010	2009	2008	2007
Net asset value, beginning of period	$12.25	$11.42	$11.74	$11.42	$11.26
Income (loss) from investment operations:
Net investment income	0.24	0.35	0.43	0.46	0.47
Net gain (loss) on securities (realized and unrealized)	0.19	0.84	(0.20)	0.32	0.16
Total from investment operations	0.43	1.19	0.23	0.78	0.63
Less distributions:
Dividends from net investment income	(0.29)	(0.36)	(0.45)	(0.46)	(0.47)
Distributions from realized gains	—	—	(0.10)	—	—
Total distributions	(0.29)	(0.36)	(0.55)	(0.46)	(0.47)
Net asset value, end of period	$12.39	$12.25	$11.42	$11.74	$11.42
Total return	3.5%	10.5%	2.1%	7.0%	5.7%
Ratios/supplemental data:
Net assets, end of period ($000)	1,163,864	672,025	182,016	127,102	121,293
Ratio of expenses to average net assets	0.64%	0.62%	0.69%	0.70%	0.71%
Ratio of net investment income to average net assets	2.02%	3.17%	4.00%	3.94%	3.90%
Portfolio turnover rate	38%	27%	25%	32%	7%

	Year ended March 31,				Three months ended
Nebraska Tax-Free Income Fund	2011	2010	2009	2008	March 31, 2007(a)
Net asset value, beginning of period	$10.15	$9.94	$9.95	$10.01	$10.00
Income (loss) from investment operations:
Net investment income	0.26	0.29	0.35	0.36	0.09
Net gain (loss) on securities (realized and unrealized)	(0.07)	0.21	— #	(0.06)	—	#
Total from investment operations	0.19	0.50	0.35	0.30	0.09
Less distributions:
Dividends from net investment income	(0.25)	(0.29)	(0.36)	(0.36)	(0.08)
Distributions from realized gains	—	—	—	—	—
Total distributions	(0.25)	(0.29)	(0.36)	(0.36)	(0.08)
Net asset value, end of period	$10.09	$10.15	$9.94	$9.95	$10.01
Total return	1.9%	5.1%	3.6%	3.0%	0.9	%†
Ratios/supplemental data:
Net assets, end of period ($000)	89,273	81,914	60,587	55,685	45,460
Ratio of net expenses to average net assets(b)	0.73%	0.75%	0.75%	0.75%	0.75	%*
Ratio of net investment income to average net assets	2.49%	2.93%	3.56%	3.69%	3.74	%*
Portfolio turnover rate	10%	13%	17%	8%	2	%†

*	Annualized
†	Not Annualized
#	Amount less than $0.01
(a)	Initial offering of shares on December 29, 2006.
(b)	Absent expenses assumed by the Adviser, the expense ratio would have been 0.76%, 0.78%, 0.80% and 1.02% for the periods ended March 31, 2010, 2009, 2008 and 2007, respectively.

60 Weitz Funds	The accompanying notes form an integral part of these financial statements.

The following financial information provides selected data for a share outstanding throughout the periods indicated.

	Year ended March 31,
Government Money Market Fund	2011	2010	2009	2008	2007
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income	0.001	0.002	0.013	0.042	0.047
Net realized gain on securities	— #	— #	— #	—	—
Total from investment operations	0.001	0.002	0.013	0.042	0.047
Less distributions:
Dividends from net investment income	(0.001)	(0.001)	(0.013)	(0.042)	(0.047)
Distributions from realized gains	— #	(0.001)	—	—	—
Total distributions	(0.001)	(0.002)	(0.013)	(0.042)	(0.047)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return	0.1%	0.2%	1.4%	4.4%	4.8%
Ratios/supplemental data:
Net assets, end of period ($000)	81,912	83,363	107,384	102,246	79,066
Ratio of net expenses to average net assets(a)	0.07%	0.08%	0.10%	0.10%	0.22%
Ratio of net investment income to average net assets	0.06%	0.11%	1.31%	4.23%	4.74%

#	Amount less than $0.001
(a)	Absent expenses assumed by the Adviser, the expense ratio would have been 0.73%, 0.76%, 0.75%, 0.71% and 0.78% for the periods ended March 31, 2011, 2010, 2009, 2008 and 2007, respectively.

The accompanying notes form an integral part of these financial statements.	weitzfunds.com 61

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2011

(1) Organization
The Weitz Funds (the “Trust”) is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At March 31, 2011, the Trust had nine series in operation: Value Fund, Partners Value Fund, Partners III Opportunity Fund, Research Fund, Hickory Fund, Balanced Fund, Short-Intermediate Income Fund, Nebraska Tax-Free Income Fund and Government Money Market Fund (individually, a “Fund”, collectively, the “Funds”).

The Research Fund was originally organized in April 2005 as a Delaware limited partnership (the “Partnership”). Effective as of the close of business on December 31, 2010, the Partnership was reorganized into a series of the Trust through a tax-free exchange of 883,662 shares of the Fund (valued at $10.00 per share) in exchange for the net assets of the Partnership. At the time of the exchange, the Partnership had net assets of $8,836,618 including net unrealized appreciation of $849,852.

The investment objective of the Value, Partners Value, Partners III Opportunity, Research and Hickory Funds (the “Weitz Equity Funds”) is capital appreciation. Each of the Weitz Equity Funds invests principally in common stocks and a variety of securities convertible into common stocks such as rights, warrants, convertible preferred stock and convertible bonds.

The investment objectives of the Balanced Fund are regular current income, capital preservation and long-term capital appreciation. The Fund invests principally in a portfolio of U.S. equity and fixed income securities.

The investment objective of the Short-Intermediate Income Fund is high current income consistent with the preservation of capital. Under normal market conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in fixed income securities such as U.S. Government and agency securities, corporate debt securities and mortgage-backed securities.

The investment objective of the Nebraska Tax-Free Income Fund is to provide a high level of current income that is exempt from both federal and Nebraska personal income taxes. The Fund under normal circumstances, invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities that generate income exempt from Nebraska state income tax and from federal income tax or in open or closed-end mutual funds which in turn invest in such assets.

The investment objective of the Government Money Market Fund is current income consistent with the preservation of capital and maintenance of liquidity. The Fund invests substantially all of its assets in debt obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities and repurchase agreements on such securities with remaining maturities not exceeding thirteen months. The Fund limits its average portfolio maturity to sixty days or less.

(2) Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States.

(a) Valuation of Investments
Weitz Equity, Balanced, Short-Intermediate Income and Nebraska Tax-Free Income Funds
Investments are carried at value determined using the following valuation methods:

•
Securities traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices; securities listed on the NASDAQ exchange are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.

•
Short sales traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, short sales are valued at the mean between the latest available and representative bid and ask prices.

•	Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices.

62 Weitz Funds

•
The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.

•
The current market value of a traded option is the last sales price at which such option is traded, or, in the absence of a sale on or about the close of the exchange, the mean of the closing bid and ask prices.

•
The value of securities for which market quotations are not readily available or are deemed unreliable, including restricted and not readily marketable securities, is determined in good faith in accordance with procedures approved by the Trust’s Board of Trustees. Such valuation procedures and methods for valuing securities may include, but are not limited to: multiple of earnings, multiple of book value, discount from value of a similar freely-traded security, purchase price, private transaction in the security or related securities, the nature and duration of restrictions on disposition of the security and a combination of these and other factors.

Government Money Market Fund
Investment securities are carried at amortized cost, which approximates market value. Pursuant to Rule 2a-7 of the Investment Company Act of 1940, amortized cost, as defined, is a method of valuing securities at acquisition cost, adjusted for amortization of premium or accretion of discount.

(b) Option Transactions
The Funds, except for the Government Money Market Fund, may purchase put or call options. When a Fund purchases an option, an amount equal to the premium paid is recorded as an asset and is subsequently marked-to-market daily. Premiums paid for purchasing options that expire unexercised are recognized on the expiration date as realized losses. If an option is exercised, the premium paid is subtracted from the proceeds of the sale or added to the cost of the purchase to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium paid.

The Funds, except for the Government Money Market Fund, may write put or call options. When a Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market daily. Premiums received for writing options that expire unexercised are recognized on the expiration date as realized gains. If an option is exercised, the premium received is subtracted from the cost of purchase or added to the proceeds of the sale to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium received.

The Funds attempt to limit market risk and enhance their income by writing (selling) covered call options. The risk in writing a covered call option is that a Fund gives up the opportunity of profit if the market price of the financial instrument increases. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a put option is that a Fund is obligated to purchase the financial instrument underlying the option at prices which may be significantly different than the current market price.

(c) Securities Sold Short
The Funds, except for the Government Money Market Fund, periodically engage in selling securities short, which obligates a Fund to replace a security borrowed by purchasing the same security at the current market value. A Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund would realize a gain if the price of the security declines between those dates.

(d) Federal Income Taxes
It is the policy of each Fund to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders; therefore, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Funds.

The Funds have reviewed their tax positions taken on federal income tax returns, for each of the three open tax years and as of March 31, 2011 and have determined that no provisions for income taxes are required in the Funds’ financial statements.

weitzfunds.com 63

The following permanent differences between net asset components for financial reporting and tax purposes were reclassified at the end of the fiscal year:

	Partners Value	Hickory	Partners III	Balanced	Short- Intermediate Income

Paid-in capital	$(1,717,314)	$(1,587,278)	$(2,086,676)	$—	$—
Accumulated undistributed
net investment income	1,717,314	1,587,278	2,086,676	9,843	4,013,697
Accumulated net realized gain (loss)	—	—	—	(9,843)	(4,013,697)

The differences are due to net operating losses and principal paydown adjustments. These reclassifications have no impact on the net asset value of the Funds.

(e) Security Transactions
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains or losses are determined by specifically identifying the security sold.

Income dividends less foreign tax withholding (if any), dividends on short positions and distributions to shareholders are recorded on the ex-dividend date. Interest, including amortization of discount or premium, is accrued as earned.

(f) Dividend Policy
The Funds declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code.

Generally, the Short-Intermediate Income and Nebraska Tax-Free Income Funds pay income dividends on a quarterly basis. The Government Money Market Fund declares dividends daily and pays dividends monthly. All dividends and distributions are reinvested automatically, unless the shareholder elects otherwise.

(g) Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3) Related Party Transactions
Each Fund has retained Wallace R. Weitz & Company (the “Adviser”) as its investment adviser. In addition, the Trust has an agreement with Weitz Securities, Inc. (the “Distributor”), a company under common control with the Adviser, to act as distributor for shares of the Trust. The Distributor receives no compensation for the distribution of shares of the Trust. Certain officers of the Trust are also officers and directors of the Adviser and the Distributor.

Under the terms of a management and investment advisory agreement, the Adviser is paid a monthly fee. The annual investment advisory fee schedule for each of the Weitz Equity Funds is as follows:

Average Daily Net Assets Break Points

Greater Than	Less Than or Equal To	Rate
$0	$ 2,500,000,000	1.00%
2,500,000,000	5,000,000,000	0.90%
5,000,000,000		0.80%

The Balanced Fund pays the Adviser, on a monthly basis, an annual advisory fee equal to 0.80% of the Fund’s average daily net assets.

The Short-Intermediate Income, Nebraska Tax-Free Income and Government Money Market Funds each pay the Adviser, on a monthly basis, an annual advisory fee equal to 0.40% of the respective Fund’s average daily net assets.

Under the terms of an administration agreement, certain services are provided by the Adviser including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Trust for which the Adviser is paid a monthly fee. The annual administrative fee for each Fund is a combination of the following:

(a) an annual fee based upon the following average daily net assets in each Fund:

Average Daily Net Assets Break Points

	Less Than
Greater Than	or Equal to	Rate	Minimum
$0	$25,000,000	0.25%	$ 25,000
25,000,000	100,000,000	0.15%
100,000,000	300,000,000	0.10%
300,000,000		0.05%

and;

(b) an annual fee equal to 0.10% of the average monthly net assets of each Fund’s shares held through a financial intermediary that receives compensation from the Adviser in the form of either asset-based fees, account-based fees or similar remuneration.

The Adviser has voluntarily agreed to reimburse the Weitz Equity (excluding the Partners III Fund), Balanced, Short-Intermediate Income and Nebraska Tax-Free Income Funds or to pay directly a portion of the respective Fund’s expenses to the extent that total expenses, excluding taxes, interest and brokerage commissions exceed 1.50%, 1.25%, 0.75% and

64 Weitz Funds

0.75%, of the respective Fund’s average daily net assets. The expenses incurred by the Weitz Equity, Balanced, Short-Intermediate Income and Nebraska Tax-Free Income Funds did not exceed the percentage limitation during the year ended March 31, 2011. Through July 31, 2012, the Adviser has contractually agreed to reimburse the Research Fund or to pay directly a portion of the Fund’s expenses to the extent that total expenses, excluding taxes, interest and brokerage commissions exceed 0.90% of the Fund’s average daily net assets. Through July 31, 2011, the Adviser has contractually agreed to reimburse the Government Money Market Fund or to pay directly a portion of the Fund’s expenses to the extent that total expenses, excluding taxes, interest and brokerage commissions exceed 0.20% of the Fund’s average daily net assets.

In addition, for the year ended March 31, 2011, the Adviser voluntarily reimbursed expenses to limit the expenses of the Government Money Market Fund to 0.07% of the Fund’s average daily net assets. The expenses reimbursed by the Adviser for the Research and Government Money Market Funds for the year ended March 31, 2011 were $51,563 and $616,062, respectively.

As of March 31, 2011, the controlling shareholder of the Adviser held approximately 79% of the Research Fund, 41% of the Nebraska Tax-Free Income Fund, 38% of the Balanced Fund, 37% of the Partners III Fund, 27% of the Government Money Market Fund and 15% of the Hickory Fund.

(4) Distributions to Shareholders and Distributable Earnings
The tax character of distributions paid by the Funds are summarized as follows:

	Value		Partners Value
	Year ended March 31,		Year ended March 31,
Distributions paid from:	2011	2010	2011	2010
Ordinary income	$—	$2,460,543	$—	$402,905

	Balanced		Short-Intermediate Income
	Year ended March 31,		Year ended March 31,
Distributions paid from:	2011	2010	2011	2010
Ordinary income	$707,093	$802,894	$23,440,657	$13,111,833

	Nebraska Tax-Free Income		Government Money Market
	Year ended March 31,		Year ended March 31,
Distributions paid from:	2011	2010	2011	2010
Ordinary income	$11,402	$11,287	$60,239	$167,976
Tax exempt income	2,173,061	2,066,792	—	—
Total distributions	$2,184,463	$2,078,079	$60,239	$167,976

As of March 31, 2011, the components of distributable earnings on a tax basis were as follows:

	Value	Partners Value	Partners III	Research	Hickory
Undistributed ordinary income	$2,151,515	$—	$—	$127,714	$—
Undistributed long-term gains	—	—	9,315,966	47,674	—
Capital loss carryforwards	(188,810,161)	(141,256,467)	—	—	(65,613,359)
Net unrealized appreciation (depreciation)	132,592,510	98,514,629	92,919,004	1,046,494	57,582,947
	$(54,066,136)	$(42,741,838)	$102,234,970	$1,221,882	$(8,030,412)

weitzfunds.com 65

	Balanced	Short-Intermediate Income	Nebraska Tax-Free Income	Government Money Market
Undistributed ordinary income	$199,568	$480,780	$—	$797
Undistributed tax exempt income	—	—	94,736	—
Undistributed long-term gains	—	—	41,723	—
Capital loss carryforwards	(8,112,278)	(414,158)	—	—
Post October capital loss deferral	—	(499,553)	—	—
Net unrealized appreciation (depreciation)	10,707,678	25,594,783	978,198	—
	$2,794,968	$25,161,852	$1,114,657	$797

Capital loss carryforwards represent tax basis capital losses which may be carried over to offset future realized capital gains, if any. To the extent that carryforwards are used, no capital gains distributions will be made. During the fiscal year, the Funds utilized capital loss carryforwards to offset realized capital gains. The expiration and utilization of the carryforwards are as follows:

	Value	Partners Value	Partners III	Hickory	Balanced	Short-Intermediate Income	Nebraska Tax-Free Income
March 31, 2012	$—	$—	$—	$(553,829)	$—	$—	$—
March 31, 2017	(12,822,006)	(25,203,806)	—	(37,395,758)	(85,423)	(414,158)	—
March 31, 2018	(175,988,155)	(116,052,661)	—	(27,663,772)	(8,026,855)	—	—
Total capital loss
carryforwards	$(188,810,161)	$(141,256,467)	$—	$(65,613,359)	$(8,112,278)	$(414,158)	$—
Capital loss
carryforwards
utilized	$100,787,392	$66,261,335	$39,540,056	$34,057,180	$5,549,752	$798,696	$13,163

The Short-Intermediate Fund elected to defer realized capital losses arising after October 1, 2010. Such losses are treated for tax purposes as arising on April 1, 2011.

(5) Securities Transactions

Purchases and proceeds from maturities or sales of investment securities of the Funds, other than short-term securities, are summarized as follows:

	Value	Partners Value	Partners III	Research	Hickory	Balanced	Short-Intermediate Income	Nebraska Tax-Free Income
Purchases	$363,276,647	$229,244,184	$221,323,568	$2,643,200	$136,889,573	$28,653,243	$673,823,740	$19,630,347
Proceeds	443,029,652	273,858,270	193,770,278	976,292	138,076,190	31,736,986	290,555,825	8,181,235

The cost of investments is the same for financial reporting and Federal income tax purposes for the Short-Intermediate Income, Nebraska Tax-Free Income and Government Money Market Funds. The cost of investments for Federal income tax purposes for the Value, Partners Value, Partners III, Research, Hickory and Balanced Funds is $821,623,774, $661,399,681, $380,089,230, $10,200,030, $268,059,842 and $74,753,066, respectively.

At March 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments, based on cost for Federal income tax purposes, are summarized as follows:

	Value	Partners Value	Partners III	Research	Hickory	Balanced	Short-Intermediate Income	Nebraska Tax-Free Income
Appreciation	$160,429,604	$121,179,920	$100,765,251	$1,313,197	$66,105,128	$11,680,389	$27,318,615	$1,558,735
Depreciation	(27,837,094)	(22,665,290)	(5,340,711)	(266,703)	(8,668,397)	(975,586)	(1,866,320)	(580,537)
Net	$132,592,510	$98,514,630	$95,424,540	$1,046,494	$57,436,731	$10,704,803	$25,452,295	$978,198

66 Weitz Funds

(a) Illiquid and Restricted Securities
The Funds own certain securities which have a limited trading market and/or certain restrictions on trading and therefore may be illiquid and/or restricted. Such securities have been valued at fair value in accordance with the procedures described in Note (2)(a). Because of the inherent uncertainty of valuation, these values may differ from the values that would have been used had a ready market for these securities existed and these differences could be material. Illiquid and/or restricted securities owned at March 31, 2011, include the following:

	Acquisition Date	Value	Partners Value	Partners III	Hickory	Nebraska Tax-Free Income
Adelphia Recovery Trust, Series ACC-7	7/25/02	$494,900	$300,300	$—	$—	$—
CIBL, Inc.	9/09/96	—	—	—	94,596	—
Continental Resources	1/28/87	—	—	41,437	—	—
ICTC Group, Inc. – CL A	9/09/96	—	—	—	297,285	—
Intelligent Systems Corp.	12/03/91	—	—	2,899,379	—	—
LICT Corp.	9/09/96	—	—	—	2,228,509	—
Nebraska Investment Finance Authority,
Clean Water State Revolving Bond,
Series 2010, 0.7%, 6/15/11	8/18/10	—	—	—	—	2,085,000
Total cost of illiquid and/or
restricted securities		$494,900	$300,300	$2,940,816	$2,620,390	$2,085,000
Value at 3/31/11		$—	$—	$4,304,000	$2,903,545	$2,085,000
Percent of net assets at 3/31/11		0.0%	0.0%	0.9%	0.9%	2.3%

(b) Options Written
Transactions relating to options written for the year ended March 31, 2011 are summarized as follows:

	Value		Partners Value
	Number of Contracts	Premiums	Number of Contracts	Premiums
Options outstanding, beginning of period	7,700	$2,845,164	2,250	$944,933
Options written	—	—	1,750	713,613
Options exercised	(1,500)	(281,243)	—	—
Options expired	(4,200)	(1,767,791)	(3,000)	(1,260,481)
Options closed	(2,000)	(796,130)	(1,000)	(398,065)
Options outstanding, end of period	—	$—	—	$—

	Partners III		Hickory
	Number of Contracts	Premiums	Number of Contracts	Premiums
Options outstanding, beginning of period	1,200	$528,135	500	$218,747
Options written	3,400	1,025,104	1,900	577,760
Options expired	(1,000)	(437,493)	(1,400)	(622,790)
Options closed	(2,600)	(942,029)	—	—
Options outstanding, end of period	1,000	$173,717	1,000	$173,717

	Balanced		Short-Intermediate Income
	Number of Contracts	Premiums	Number of Contracts	Premiums
Options outstanding, beginning of period	—	$—	—	$—
Options written	215	90,606	5,000	589,988
Options exercised	(90)	(32,525)	—	—
Options expired	(75)	(31,957)	—	—
Options outstanding, end of period	50	$26,124	5,000	$589,988

weitzfunds.com 67

The locations in the Statements of Assets and Liabilities of the Funds’ derivative positions, none of which are designated as hedging instruments are as follows:

			Fair Value
Fund	Type of Derivative	Location	Asset Derivatives	Liability Derivatives	Gross Notional Amount Outstanding March. 31, 2011
Partners III	Equity call options written	Options written, at value	$—	$(27,500)	$1,750,000
Hickory	Equity call options written	Options written, at value	—	(27,500)	1,750,000
Balanced	Equity call options written	Options written, at value	—	(23,250)	600,000
Short-
Intermediate
Income	Equity call options written	Options written, at value	—	(447,500)	12,750,000

The gross notional amount of options outstanding (both purchased and written) is indicative of the volume of each Fund’s derivative activity for the year ended March 31, 2011.

Transactions in derivative instruments during the year ended March 31, 2011 by the Funds are recorded in the following locations in the Statements of Operations:

Fund	Type of Derivative	Location	Realized Gain (Loss)	Location	Change in Unrealized Gain (Loss)
Value	Equity call options written	Net realized gain (loss) -	$2,502,921	Net unrealized appreciation	$(590,464)
		options written		(depreciation) - options written
Partners Value	Equity call options written	Net realized gain (loss) -	1,628,046	Net unrealized appreciation	(107,433)
		options written		(depreciation) - options written
Partners III	Equity put options purchased	Net realized gain (loss) -	47,047	Net unrealized appreciation	40,450
		unaffiliated issuers		(depreciation) - unaffiliated issuers
	Equity call options written	Net realized gain (loss) -	696,531	Net unrealized appreciation	133,082
		options written		(depreciation) - options written
Hickory	Equity call options written	Net realized gain (loss) -	622,790	Net unrealized appreciation	142,470
		options written		(depreciation) - options written
Balanced	Equity call options written	Net realized gain (loss) -	31,957	Net unrealized appreciation	2,874
		options written		(depreciation) - options written
Short-	Equity call options written	Net realized gain (loss) -	—	Net unrealized appreciation	142,488
Intermediate Income		options written		(depreciation) - options written

(6) Affiliated Issuers
Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of each Fund’s holdings in the securities of such issuers is set forth below:

	Number of Shares Held March 31, 2010	Gross Additions	Gross Reductions	Number of Shares Held March. 31, 2011	Value March 31, 2011	Dividend Income	Realized Gains/(Losses)
Partners III:
Intelligent Systems
Corp.†	2,270,000	—	—	2,270,000	$3,972,500	$—	$—

† Controlled affiliate in which the Fund owns 25% or more of the outstanding voting securities.

68 Weitz Funds

(7) Contingencies
Each Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to each of the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(8) Financial Instruments With Off-Balance Sheet Risks
Option contracts written and securities sold short result in off-balance sheet risk as the Fund’s ultimate obligation to satisfy the terms of the contract or the sale of securities sold short may exceed the amount recognized in the Statements of Assets and Liabilities.

The Funds are required to maintain collateral in a segregated account to provide adequate margin as determined by the broker.

(9) Margin Borrowing Agreement
The Partners III Fund has a margin account with its prime broker, Merrill Lynch, under which the Partners III Fund may borrow against the value of its securities, subject to regulatory limitations. Interest accrues at the federal funds rate plus 0.625% (0.755% at March 31, 2011). Interest is accrued daily and paid monthly. The Partners III Fund held a cash balance of $68,341,086 with the broker at March 31, 2011.

The Partners III Fund is exposed to credit risk from its prime broker who effects transactions and extends credit pursuant to a prime brokerage agreement. The Adviser attempts to minimize the credit risk by monitoring credit exposure and the credit worthiness of the prime broker.

(10) Concentration of Credit Risk
Approximately 81% of the Nebraska Tax-Free Income Fund’s net assets are in obligations of political subdivisions of the State of Nebraska which are subject to the credit risk associated with the non-performance of such issuers.

(11) Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the company’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

•
Equity securities (common and preferred stock). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are categorized in Level 2.

•
Corporate bonds. The fair value of corporate bonds is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads and fundamental data relating to the issuer. Although most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

•
Asset backed securities. The fair value of asset backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establishes a benchmark yield and develops an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

•
U.S. Government securities. U.S. Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued principally using dealer quotations. U.S. Government securities are categorized in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

•
U.S. agency securities. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Agency issued debt securities are generally valued in a manner similar to U.S. Government securities. Mortgage pass-

weitzfunds.com 69

throughs include to-be-announced (TBA) securities and mortgage pass-through certificates. TBA securities and mortgage pass-throughs are generally valued using dealer quotations. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 1 or Level 2 of the fair value hierarchy.

•
Restricted and/or illiquid securities. Restricted and/or illiquid securities for which quotations are not readily available are valued in accordance with procedures approved by the Trust’s Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

•
Derivative instruments. Listed derivatives, such as the Funds’ equity option contracts, that are valued based on closing prices from the exchange or the mean of the closing bid and ask prices are generally categorized in Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of March 31, 2011, in valuing the Funds’ assets and liabilities carried at fair value:

Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks:
Information Technology	$203,129,180	$—	$—	$203,129,180
Consumer Discretionary	151,943,000	—	—	151,943,000
Financials	112,679,807	—	—	112,679,807
Industrials	88,818,600	—	—	88,818,600
Materials	76,199,400	—	—	76,199,400
Consumer Staples	75,219,800	—	—	75,219,800
Energy	57,232,000	—	—	57,232,000
Health Care	55,924,550	—	—	55,924,550
Short-Term Securities	133,069,947	—	—	133,069,947
Total Investments in Securities	$954,216,284	$—	$—	$954,216,284

Partners Value
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks:
Consumer Discretionary	$156,407,728	$—	$—	$156,407,728
Information Technology	136,708,527	—	—	136,708,527
Financials	103,350,000	—	—	103,350,000
Energy	63,791,937	—	—	63,791,937
Health Care	54,758,903	—	—	54,758,903
Materials	49,473,271	—	—	49,473,271
Industrials	16,341,050	—	—	16,341,050
Consumer Staples	7,722,000	—	—	7,722,000
Short-Term Securities	171,360,895	—	—	171,360,895
Total Investments in Securities	$759,914,311	$—	$—	$759,914,311

70 Weitz Funds

Partners III
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks:
Consumer Discretionary	$107,927,046	$—	$—	$107,927,046
Information Technology	86,228,055	—	—	86,228,055
Financials	56,407,500	—	—	56,407,500
Energy	46,167,400	—	—	46,167,400
Health Care	34,126,300	—	—	34,126,300
Industrials	25,603,800	3,972,500	—	29,576,300
Materials	17,732,800	—	—	17,732,800
Consumer Staples	2,134,800	—	—	2,134,800
Telecommunication Services	—	—	331,500	331,500
Short-Term Securities	94,882,069	—	—	94,882,069
Total Investments in Securities	$471,209,770	$3,972,500	$331,500	$475,513,770
Liabilities:
Options Written	$—	$(27,500)	$—	$(27,500)
Securities Sold Short	(64,954,600)	—	—	(64,954,600)

Research
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks:
Consumer Discretionary	$3,297,012	$—	$—	$3,297,012
Information Technology	2,593,672	—	—	2,593,672
Energy	1,137,702	—	—	1,137,702
Financials	867,692	—	—	867,692
Health Care	710,690	—	—	710,690
Materials	507,236	—	—	507,236
Consumer Staples	161,647	—	—	161,647
Industrials	118,992	—	—	118,992
Short-Term Securities	1,851,881	—	—	1,851,881
Total Investments in Securities	$11,246,524	$—	$—	$11,246,524

Hickory
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks:
Consumer Discretionary	$91,125,035	$—	$473,355	$91,598,390
Financials	36,439,315	—	—	36,439,315
Health Care	28,128,300	—	—	28,128,300
Materials	20,890,950	—	—	20,890,950
Energy	16,640,000	—	—	16,640,000
Industrials	16,312,500	—	—	16,312,500
Information Technology	12,681,305	—	—	12,681,305
Consumer Staples	6,296,400	—	—	6,296,400
Telecommunication Services	—	2,283,862	146,328	2,430,190
Short-Term Securities	94,079,223	—	—	94,079,223
Total Investments in Securities	$322,593,028	$2,283,862	$619,683	$325,496,573
Liabilities:
Options Written	$—	$(27,500)	$—	$(27,500)

weitzfunds.com 71

Balanced
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks:
Information Technology	$9,726,790	$—	$—	$9,726,790
Consumer Discretionary	9,072,300	—	—	9,072,300
Financials	7,920,040	—	—	7,920,040
Materials	7,853,420	—	—	7,853,420
Consumer Staples	5,300,125	—	—	5,300,125
Health Care	5,142,110	—	—	5,142,110
Industrials	3,834,700	—	—	3,834,700
Energy	3,410,795	—	—	3,410,795
Corporate Bonds	—	5,555,701	—	5,555,701
Mortgage-Backed Securities	—	5,471,357	—	5,471,357
Taxable Municipal Bonds	—	320,802	—	320,802
Short-Term Securities	21,849,729	—	—	21,849,729
Total Investments in Securities	$74,110,009	$11,347,860	$—	$85,457,869
Liabilities:
Options Written	$—	$(23,250)	$—	$(23,250)

Short-Intermediate Income
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Corporate Bonds	$—	$401,377,657	$—	$401,377,657
Mortgage-Backed Securities	—	420,897,161	—	420,897,161
Taxable Municipal Bonds	—	14,692,515	—	14,692,515
U.S. Treasury and Government Agency	—	130,867,636	—	130,867,636
Common Stocks	29,916,446	—	—	29,916,446
Short-Term Securities	165,974,088	—	—	165,974,088
Total Investments in Securities	$195,890,534	$967,834,969	$—	$1,163,725,503
Liabilities:
Options Written	$—	$(447,500)	$—	$(447,500)

Nebraska Tax-Free Income
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Municipal Bonds:
Arizona	$—	$1,027,580	$—	$1,027,580
Florida	—	2,160,620	—	2,160,620
Hawaii	—	1,020,010	—	1,020,010
Illinois	—	2,282,523	—	2,282,523
Minnesota	—	15,035	—	15,035
Nebraska	—	72,670,389	—	72,670,389
North Dakota	—	818,405	—	818,405
Ohio	—	1,108,960	—	1,108,960
Puerto Rico	—	3,437,184	—	3,437,184
Virginia	—	1,086,121	—	1,086,121
Wisconsin	—	1,496,578	—	1,496,578
Short-Term Securities	1,515,332	—	—	1,515,332
Total Investments in Securities	$1,515,332	$87,123,405	$—	$88,638,737

72 Weitz Funds

Government Money Market
	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
U.S. Treasury	$80,988,716	$—	$—	$80,988,716
Short-Term Securities	832,113	—	—	832,113
Total Investments in Securities	$81,820,829	$—	$—	$81,820,829

For transfers between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the transfer.

The transfer shown below in the Hickory Fund was the result of a spin-off from a Level 2 security.

At March 31, 2011, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining the following Funds’ fair values were as follows:

	Partners III	Hickory
Common Stocks:
Beginning balance, March 31, 2010	$280,000	$341,700
Net realized gain (loss)	15,817	—
Net change in unrealized appreciation (depreciation)	53,813	131,655
Net purchases (sales)	(18,130)	—
Transfers in to Level 3	—	146,328
Transfers out of Level 3	—	—
Ending balance, March 31, 2011	$331,500	$619,683
Net change in unrealized appreciation (depreciation)
attributable to assets still held at end of period	$53,813	$131,655

(12) Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

weitzfunds.com 73

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Board of Trustees and Shareholders of
The Weitz Funds

We have audited the accompanying statements of assets and liabilities of The Weitz Funds, comprising the Value Fund, Partners Value Fund, Partners III Opportunity Fund, Research Fund, Hickory Fund, Balanced Fund, Short-Intermediate Income Fund, Nebraska Tax-Free Income Fund and Government Money Market Fund (collectively referred to as the “Funds”), including the schedules of investments, as of March 31, 2011, and the related statements of operations (and statement of cash flows for Partners III Opportunity Fund) for the year or period then ended, the statements of changes in net assets for each of the two years or periods in the period then ended, and the financial highlights for each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds referred to above of The Weitz Funds as of March 31, 2011, the results of their operations (and cash flows for Partners III Opportunity Fund) for the year or period then ended, the changes in their net assets for each of the two years or period in the period then ended, and their financial highlights for each of the five years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
May 2, 2011

74 Weitz Funds

ACTUAL AND HYPOTHETICAL EXPENSES FOR
COMPARISON PURPOSES • (UNAUDITED)

Example
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including any transaction fees that you may be charged if you purchase or redeem your Fund shares through certain financial institutions; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2010 through March 31, 2011.

Actual Expenses
The first line for each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid from 10/01/10 –3/31/11” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line for each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a specific Weitz Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs charged by certain financial institutions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if you incurred transactional fees, your costs would have been higher. Actual and hypothetical expenses for each Fund are provided in this table.

		Beginning Account Value 10/01/10	Ending Account Value 3/31/11	Annualized Expense Ratio	Expenses Paid from 10/01/10- 3/31/11(1)
Value	Actual	$1,000.00	$1,159.21	1.20%	$6.44
	Hypothetical(2)	1,000.00	1,019.02	1.20%	6.02
Partners Value	Actual	1,000.00	1,185.48	1.21%	6.58
	Hypothetical(2)	1,000.00	1,018.97	1.21%	6.08
Partners III	Actual	1,000.00	1,209.77	1.48%	8.16
	Hypothetical(2)	1,000.00	1,017.60	1.48%	7.45
Research	Actual(3)	1,000.00	1,038.00	0.90%	2.26
	Hypothetical(2)	1,000.00	1,020.50	0.90%	4.53
Hickory	Actual	1,000.00	1,218.01	1.28%	7.06
	Hypothetical(2)	1,000.00	1,018.62	1.28%	6.42
Balanced	Actual	1,000.00	1,109.07	1.15%	6.03
	Hypothetical(2)	1,000.00	1,019.27	1.15%	5.77
Short-Intermediate	Actual	1,000.00	1,006.47	0.67%	3.34
Income	Hypothetical(2)	1,000.00	1,021.66	0.67%	3.37
Nebraska Tax-Free	Actual	1,000.00	985.52	0.73%	3.61
	Hypothetical(2)	1,000.00	1,021.36	0.73%	3.67
Government Money	Actual	1,000.00	1,000.30	0.08%	0.39
Market	Hypothetical(2)	1,000.00	1,024.61	0.08%	0.40

(1)	Expenses are equal to the annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182/365).
(2)	Assumes 5% total return before expenses.
(3)	Fund commenced operations on December 31, 2010. The Beginning Account Value and Expenses Paid are from January 1, 2011 through March 31, 2011.

weitzfunds.com 75

OTHER INFORMATION
(UNAUDITED)

Tax Information
For the fiscal year ended March 31, 2011, none of the dividends paid by the Funds were considered long-term capital gains that may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, only the Balanced Fund had amounts that may be considered qualified dividend income and for corporate shareholders, amounts that may qualify for the corporate dividends received deduction. The amounts that may be considered qualified dividend income and that may qualify for the corporate dividends received deduction were $595,292 and $595,292, respectively.

The information and distributions reported herein may differ from the information and distributions reported to shareholders for the calendar year ended December 31, 2010, which was reported in conjunction with your 2010 Form 1099-DIV.

Proxy Voting Policy
A description of the Funds’ proxy voting policies and procedures is available without charge, upon request by (i) calling 800-304-9745, (ii) on the Funds’ website at http://www.weitzfunds.com; and (iii) on the SEC’s website at http://www.sec.gov.

Information on how each of the Funds (other than the Research Fund) voted proxies relating to portfolio securities during each twelve month period ended June 30 is available: (i) on the Funds’ website at http://www.weitzfunds.com, and (ii) on the SEC’s website at http://www.sec.gov.

Form N-Q
The Funds file complete schedules of their portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington DC.Information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330. When filed, the Fund’s quarterly reports, including the information filed on Form N-Q will also be available on the Funds’ website at http://www.weitzfunds.com.

Factors Considered by the Board of Trustees of Weitz Funds (the “Trust”) in Approving the Adoption of the Management and Investment Advisory Agreement with Wallace R. Weitz & Company for the Research Fund (the “Fund”)
In accordance with the Investment Company Act of 1940, the Board of Trustees of the Trust is required to consider the initial adoption of the Management and Investment Advisory Agreement (the “Agreement”) for the Fund with Wallace R. Weitz & Company (“Weitz & Co.”). The relevant provisions of the Investment Company Act of 1940 specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the adoption of the Agreement, and it is the duty of Weitz & Co. to furnish the Trustees with such information that is responsive to their request. Accordingly, in determining whether to approve the initial adoption of the Agreement between the Fund and Weitz & Co., the Board of Trustees requested, and Weitz & Co. provided, information and data relevant to the Board’s consideration. This included materials prepared by Weitz & Co. for the Board that provided them with information regarding the investment performance of the Fund’s predecessor partnership, the Weitz Research Fund, L.P. (the “Predecessor Partnership”), and information regarding the proposed fees and expenses of the Fund. As part of its deliberations, the Board also considered and relied upon the information about the Trust and Weitz & Co. that had been provided to them throughout the year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Trust and its operations.

The Board of Trustees met and considered the initial adoption of the Agreement at an in-person meeting held on November 9, 2010. At this meeting the Board engaged in a thorough review process in connection with determining whether or not to approve the adoption of the Agreement. The Board met during the meeting directly with representatives of Weitz & Co. and reviewed various factors with them concerning the proposed adoption of the Agreement.

Among the factors the Board considered was the overall performance of the Predecessor Partnership relative to its

76 Weitz Funds

applicable benchmark indices since its inception on April 1, 2005. The Board took into consideration the investment expertise and the investment strategies utilized by Weitz & Co. with respect to each of the equity funds in the Trust. The Board discussed with management the fact that Weitz & Co. maintains a particular focus on long-term investment performance results. In connection with this, the Board took note of management’s stated position that achieving favorable long-term investment results is a primary objective of the firm. The Board also took into consideration the fact that the performance results achieved by Weitz & Co. for the equity funds in the Trust has been generally favorable on a short-term basis and on a longer-term basis and that Weitz & Co. produced these results in a manner consistent with the stated investment objective and policies of these Funds.

In addition, the Board compared proposed expenses of the Fund to the expenses of its peers, noting that the proposed expenses for the Fund compare favorably with industry averages for other funds of similar projected size and investment objective following the application of proposed expense limitation arrangements. The Board also considered the fact that the advisory fees for the Fund are subject to breakpoints which result in reduced investment advisory fees as assets increase, and the Board agreed that this type of fee structure is reasonable and fair to shareholders. They noted the range of investment advisory and administrative services to be provided by Weitz & Co. to the Fund and the level and quality of these services, and in particular, they noted the quality of the personnel that would be providing these services.

In connection with their consideration of the adoption of the Agreement for the Fund, the Board took into consideration the contractual expense limitation agreement proposed by Weitz & Co. for use with the Fund covering the period from the commencement of operations of the Fund through July 31, 2012, and the Board determined that the contractual expense limitation agreement was beneficial for the Fund and its shareholders.

The Board then considered various factors in addition to the proposed fees and expenses of the Fund and the performance of the Predecessor Partnership. The Board took note of the long-term relationship between Weitz & Co. and each of the other Funds in the Trust and the efforts that have been undertaken by Weitz & Co. to foster the growth and development of the Trust since the inception of each of the Funds. They also took note of the fact that the Fund will not be subject to sales charges or Rule 12b-1 fees and that Weitz & Co. intends to conduct marketing efforts on behalf of the Fund out of their own resources. The Board also reviewed financial information concerning Weitz & Co. relating to its operation of the Trust, noting the overall financial soundness of Weitz & Co. as demonstrated by the financial information provided and reached a finding that the level of profitability expected to be realized by Weitz & Co. with respect to the Fund was consistent with relevant industry averages.

The Board further reviewed Weitz & Co.’s brokerage practices, including its soft dollar arrangements and best-execution procedures, and noted that these were reasonable and consistent with standard industry practice. The Board took note of the portfolio managers for the Fund, noting their research expertise and experience and their involvement with the Predecessor Partnership. The Board also considered that Weitz & Co. does not currently provide investment management services to any other investment accounts or investment vehicles that are similar to the advisory services provided to the Fund.

In considering information regarding the investment management fees proposed to be paid by the Fund to Weitz & Co. under the Agreement, the Board also took note of the administrative fees that are proposed to be paid by the Fund to Weitz & Co. under the terms of the Trust’s Administration Agreement with Weitz & Co. The Board reviewed the proposed fees payable by the Fund under the Administration Agreement and the Board considered the types of administrative services that are expected to be incurred by the Fund and the Board determined that the proposed administrative fees were reasonable and advisable based upon the types of services to be provided. In considering the Fund’s addition to the Administration Agreement, the Board members indicated that they had considered various factors with respect to the administrative fees, including the level and amount of these fees and the services to be provided by Weitz & Co. in connection with the Administration Agreement, in determining the reasonableness of the total fees to be paid by the Fund to Weitz & Co. for the overall level of services that Weitz & Co. will be providing to the Fund and its shareholders. The Board also took into consideration the fact that an affiliate of Weitz & Co., Weitz Securities, Inc., will be providing underwriting and distribution services to the Fund and that Weitz Securities, Inc. receives no compensation for the services that it will be providing to the Fund. The Board noted that Weitz Securities, Inc. is expected to provide useful services to the Fund in a manner that it anticipates will benefit the Fund and its shareholders.

In reaching their conclusion with respect to the initial adoption of the Agreement, the Trustees did not identify any one single factor as being controlling, rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify

weitzfunds.com 77

the favorable performance of the Predecessor Partnership since its inception in 2005, the commitment of Weitz & Co. to the successful operation of the Fund, and the proposed level of expenses of the Fund, as being important elements of their consideration, as well as Weitz & Co.’s willingness to contractually agree to waive fees and/or reimburse expenses of the Fund in order to limit the Fund’s overall operating expenses during its initial period of operations. They noted the overall level and quality of the investment advisory, administration and distribution services proposed to be provided by Weitz & Co. and its affiliates to the Fund and they found that these services are expected to benefit the shareholders of the Fund and reflected management’s overall commitment to the anticipated successful growth and development of the Fund. Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Management and Investment Advisory Agreement for the Fund are fair and reasonable and the Board voted to adopt the Agreement for an initial one-year period.

78 Weitz Funds

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weitzfunds.com 79

INFORMATION ABOUT THE TRUSTEES
AND OFFICERS • (UNAUDITED)

The individuals listed below serve as Trustees or Officers of the Trust. Each Trustee of the Weitz Funds serves until a successor is elected and qualified or until resignation. Each Officer of the Weitz Funds is elected annually by the Trustees.

The address of all Officers and Trustees is 1125 South 103rd Street, Suite 200, Omaha, Nebraska 68124.

Interested Trustees*
Wallace R. Weitz (Age: 61)
Position(s) Held with Trust: President; Portfolio
     Manager; Trustee
Length of Service (Beginning Date): Weitz Funds (and
     certain predecessor funds) – January 1986
Principal Occupation(s) During Past 5 Years:
     President, Wallace R. Weitz & Company, Weitz
     Funds (and certain predecessor funds)
Number of Portfolios Overseen in Fund Complex: 9
Other Directorships: N/A

Thomas R. Pansing (Age: 66)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): Weitz Funds (and
     certain predecessor funds) - January 1986
Principal Occupation(s) During Past 5 Years: Partner,
     Pansing Hogan Ernst & Bachman LLP, a law firm
Number of Portfolios Overseen in Fund Complex: 9
Other Directorships: N/A

*
Mr. Weitz is a Director and Officer of Wallace R. Weitz & Company, investment adviser to the Weitz Funds, and as such is considered an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940 (an “Interested Trustee”). Mr. Pansing performs certain legal services for the investment adviser and the Weitz Funds and, therefore, is also classified as an “Interested Trustee”.

Independent Trustees
Lorraine Chang (Age: 60)
Position(s) Held with Trust: Trustee; Chairman, Board
     of Trustees
Length of Service (Beginning Date): Weitz Funds (and
     certain predecessor funds) - June 1997
Principal Occupation(s) During Past 5 Years:
     Independent Consultant - January 2009 to Present;
     Partner, The Public Strategies Group, a
     management consulting firm - January 1999 to
     December 2008
Number of Portfolios Overseen in Fund Complex: 9
Other Directorships: N/A

John W. Hancock (Age: 63)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): Weitz Funds (and
     certain predecessor funds) - January 1986
Principal Occupation(s) During Past 5 Years: Partner,
     Hancock & Dana, an accounting firm
Number of Portfolios Overseen in Fund Complex: 9
Other Directorships: N/A

Richard D. Holland (Age: 89)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): Weitz Funds (and
     certain predecessor funds) - June 1995
Principal Occupation(s) During Past 5 Years: Retired
Number of Portfolios Overseen in Fund Complex: 9
Other Directorships: N/A

Delmer L. Toebben (Age: 80)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): Weitz Funds (and
     certain predecessor funds) - July 1996
Principal Occupation(s) During Past 5 Years: Retired
Number of Portfolios Overseen in Fund Complex: 9
Other Directorships: N/A

80 Weitz Funds

Independent Trustees (continued)
Roland J. Santoni (Age: 69)	Barbara W. Schaefer (Age: 57)
Position(s) Held with Trust: Trustee	Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): Weitz Funds - February 2004	Length of Service (Beginning Date): Weitz Funds - March 2005
Principal Occupation(s) During Past 5 Years: Vice President, West Development, Inc., a development company; President, Gary and Mary West Foundation, 2007 to Present	Principal Occupation(s) During Past 5 Years: Senior Vice President-Human Resources and Corporate Secretary, Union Pacific Corporation, 2004 to Present
Number of Portfolios Overseen in Fund Complex: 9	Number of Portfolios Overseen in Fund Complex: 9
Other Directorships: N/A	Other Directorships: N/A
Justin B. Wender (Age: 41)
Position(s) Held with Trust: Trustee
Length of Service (Beginning Date): Weitz Funds - May 2009
Principal Occupation(s) During Past 5 Years: President, Stella Point Capital, LLC, a private equity firm - August 2010 to Present; President, Castle Harlan, Inc., a private equity firm - July 1993 to August 2010

Number of Portfolios Overseen in Fund Complex: 9
Other Directorships: N/A

Officers
John R. Detisch (Age: 46)	Kenneth R. Stoll (Age: 49)
Position(s) Held with Trust: Vice President, Secretary and Chief Compliance Officer	Position(s) Held with Trust: Vice President and Chief Financial Officer
Length of Service (Beginning Date): Weitz Funds - January 2011	Length of Service (Beginning Date): Weitz Funds - April 2004
Principal Occupation(s) During Past 5 Years: Vice President and Chief Compliance Officer, Wallace R. Weitz & Company, Vice President and Chief Compliance Officer, Weitz Funds - January 2011 to	Principal Occupation(s) During Past 5 Years: Vice President and Chief Operating Officer, Wallace R. Weitz & Company; Vice President and Chief Financial Officer, Weitz Funds
Present; Partner, Kutak Rock LLP, 1990 -
January 2011
Bradley P. Hinton (Age: 43)
Position(s) Held with Trust: Vice President
Length of Service (Beginning Date): Weitz Funds - August 2006
Principal Occupation(s) During Past 5 Years: Portfolio Manager; Director of Research, Wallace R. Weitz & Company; Vice President, Wallace R. Weitz & Company - August 2006 to Present

The Statement of Additional Information for the Weitz Funds, which can be obtained without charge by calling 800-304-9745, includes additional information about the Trustees and Officers of the Weitz Funds.

www.weitzfunds.com 81

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82 Weitz Funds

Board of Trustees
Lorraine Chang
John W. Hancock
Richard D. Holland
Thomas R. Pansing, Jr.
Roland J. Santoni
Barbara W. Schaefer
Delmer L. Toebben
Wallace R. Weitz
Justin B. Wender

Investment Adviser
Wallace R. Weitz & Company
1125 South 103rd Street, Suite 200
Omaha, NE 68124-1071
(800) 304-9745

Custodian
Wells Fargo Bank Minnesota,
National Association

Officers
Wallace R. Weitz, President
John R. Detisch, Vice President, Secretary & Chief
   Compliance Officer
Kenneth R. Stoll, Vice President & Chief Financial
   Officer
Bradley P. Hinton, Vice President

Distributor
Weitz Securities, Inc.

Transfer Agent and Dividend Paying Agent
Wallace R. Weitz & Company

Sub-Transfer Agent
Boston Financial Data Services, Inc.

NASDAQ symbols:
Value Fund - WVALX
Partners Value Fund - WPVLX
Partners III Opportunity Fund - WPOPX
Research Fund - WRESX
Hickory Fund - WEHIX
Balanced Fund - WBALX
Short-Intermediate Income Fund - WEFIX
Nebraska Tax-Free Income Fund - WNTFX
Government Money Market Fund - WGMXX

Help us conserve resources by receiving your report electronically. Visit us online at www.weitzfunds.com. Simply log in to Account Access and click the “Electronic Delivery” button.

An investor should consider carefully the investment objectives, risks, and charges and expenses of the Funds before investing. The Funds’ Prospectus contains this and other information about the Funds. The Prospectus should be read carefully before investing.

5/06/11

weitzfunds.com 83

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”). During the period covered by this report, there were no amendments, nor did the Registrant grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

The Code of Ethics is attached hereto as Exhibit 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John Hancock is an “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. Fees for audit services provided to the Registrant were $259,200 and $237,700 for fiscal years ended March 31, 2011 and 2010, respectively.

(b)	Audit Related Fees. The aggregate fees billed in each of the last two fiscal years for audit related-services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this item were $26,000 and $26,000 for fiscal years ended March 31, 2011 and 2010, respectively. The fees, paid by Wallace R. Weitz & Company, the Registrant’s investment adviser and transfer agent, were payment for the principal accountant performing internal control reviews of the Registrant’s transfer agent.

(c)	Tax Fees. Fees for tax services, which consisted of income and excise tax compliance services, were $36,400 and $38,300 for the fiscal years ended March 31, 2011 and 2010, respectively.

(d)	All Other Fees. Fees for all other services totaled $11,400 and $11,400 for fiscal years ended March 31, 2011 and 2010, respectively.

(e)	(1)
The Registrant’s Audit Committee has adopted Pre-Approval Policies and Procedures.  The Audit Committee must pre-approve all audit services and non-audit services that the principal accountant provides to the Registrant.  The Audit Committee must also pre-approve any engagement of the principal accountant to provide non-audit services to the Registrant’s investment adviser, or any affiliate of the adviser that provides ongoing services to the Registrant, if such non-audit services directly impact the Registrant’s operations and financial reporting.

(2) No services described in items (b) were pre-approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(c) of Regulation S-X.

(f)	All of the work in connection with the audit of the Registrant during the years ended March 31, 2011 and 2010 was performed by full-time employees of the Registrant’s principal accountant.

(g)	The aggregate fees billed by the principal accountant for non-audit services to the Registrant, the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $144,500 and $101,400 for the years ended March 31, 2011 and 2010, respectively.

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal auditor’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Schedule of Investments in securities of unaffiliated issuers is included as part of the Report to Shareholders.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submissions of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the "Disclosure Controls") as of a date within 90 days prior to the filing date (the "Filing Date") of this report on Form N-CSR (the "Report"), the Registrant's principal executive officer and financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits

(a)(1) The Code of Ethics is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940 are attached hereto.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Weitz Funds

By (Signature and Title)* /s/ Wallace R. Weitz
             Wallace R. Weitz, President
Date May 13, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Wallace R. Weitz
             Wallace R. Weitz, President
Date May 13, 2011

By (Signature and Title)* /s/ Kenneth R. Stoll
Kenneth R. Stoll, Chief Financial Officer
Date May 13, 2011

* Print the name and title of each signing officer under his or her signature.